[LOGO] STATE STREET RESEARCH                                [PHOTO]

       Government Income Fund
--------------------------------------------------------------------------------

                                                   Annual Report to Shareholders
                                                   October 31, 1999

-----------------------
In this Report
-----------------------

                                     Why Bonds
                                      Have Stumbled

                                    [PHOTO]

                                               plus

                                                   America's Cycle of
                                                   Prosperity Continues

                                                   Bond Basics

                                                   Fund Portfolio and Financials

      Contents

2     12 Month Review
      A look at the fund and its market environment over the past 12 months

6     Performance in Perspective
      The most recent performance in the context of the fund's track record

8     The Fund in Detail
      Portfolio holdings, financials and notes

--------------------------------------------------------------------------------

From the Chairman

75 Years Ago

State Street Research introduced one of the nation's first mutual funds and pioneered management and research methods that have become industry standard today. We were also one of the first firms to provide candid commentary on fund performance. And in recent years, we have been recognized for our prospectus simplification and plain English communications.

[PHOTO]

Ralph F. Verni

Our newly designed shareholder reports come out of that same tradition. We think the educational format, lively graphics and plain English style will make it easier for you to understand how your fund performed -- and why. We hope you agree.

We're proud to celebrate 75 years of excellence. But as we get ready to turn the calendar to the year 2000, our focus is on the future. We thank you for your confidence, and we look forward to continuing to help you work toward your financial goals in the years ahead.

Sincerely,


/s/ Ralph F. Verni

Ralph F. Verni
Chairman, State Street Research
October 31, 1999

[GRAPHIC]

--------
12 Month Review Management's Discussion of Fund Performance Part 1
--------

                            How State Street Research
                        Government Income Fund Performed

In a year that was difficult for most segments of the bond market, the fund returned -0.84.(1) And while negative performance is always disappointing, that was higher than the return of the Merrill Lynch Government Master Index(2), which lost -1.20%. The fund also outperformed its peer group, the Lipper Government Fund Average(3), which returned -1.75% for the year.

Reasons for the Fund's Performance

The Federal Reserve Board raised short-term interest rates by 1/2 % (50 basis points) in two, quick 1/4% hits during the summer. That hurt bonds across the board. However, the fund escaped some of the fallout by shifting assets from the U.S. Treasury and agency markets to agency mortgage pass-throughs (mortgages that "pass" income "through" from debtors to investors after deduction of a service fee) which managed to deliver modest single-digit returns during the year compared to a loss for U.S. Treasury bonds. Relatively low inflation favored long-term bonds, which fared better than intermediate-term bonds during the period.

Outlook

Although we expect the U.S. economy to continue to grow, we believe the Federal Reserve Board will continue to monitor employment costs and their tie to inflation with an eye to further interest rate hikes in the period ahead. That's why we have shortened the duration of the bonds held within the fund. We are positioned to withstand higher interest rates. However, if rates come down, all segments of the bond market should benefit.

More Management's Discussion of Fund Performance on pages 6 and 7. |_|

                                                         Class A Shares(1)

                                                             [GRAPHIC]

                                                               -0.84%

We are positioned to withstand higher interest rates.

[PHOTO]

Jack Kallis
Portfolio Manager,
State Street Research
Government Income Fund

Merrill Lynch
Government
Master Index(2)

[GRAPHIC]

  -1.20%

Because financial markets and mutual fund strategies are constantly evolving, it's possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.


2 State Street Research Government Income Fund

        ------------------------------------------------------------------------
[PHOTO] The Fund at a Glance as of 10/31/99
        ------------------------------------------------------------------------

      State Street Research Government Income Fund is a bond fund focusing on U.S. government securities.

Mortgage bonds

We raised the fund's investment in agency mortgage bonds from 38% to 53% of total assets. That helped as mortgage bonds outperformed Treasuries by approximately 4% for the year.

                                   [GRAPHIC]

                                      Hits
                                        &
                                     Misses

                                   [GRAPHIC]

Duration call

At the beginning of the year, the fund's duration was 129% of the Lehman Brothers Aggregate Bond Index(2). That hurt performance in the first part of the period.

Total Net Assets: $656 million

--------------------------------------------------------------------------------

     [The following was represented as a pie chart in the printed material]

Asset Allocation

U.S. Agency Mortgages         53%
U.S. Treasury                 30%
Other Mortgage                 7%
Foreign Government             4%
Trust Certificates/Other       3%
Cash                           3%
---------------------------------
Total Net Assets             100%

See page 11 for more detail.

Performance: Class A

Year ended 10/31/99: -0.84%(1)

Fund average annual total return(4)

    1 Year         5 Years      10 Years
----------------------------------------
    -5.31%          6.46%         7.09%

Fund average annual total return 9/30/99(4)

    1 Year         5 Years      10 Years
----------------------------------------
    -6.03%          6.38%         7.30%

See pages 6 and 7 for data on other share classes.

Merrill Lynch Government Master Index(2)

    1 Year         5 Years      10 Years
----------------------------------------
    -1.20%          7.70%         7.70%

--------------------------------------------------------------------------------

Bond Yields

October 31, 1998 to October 31, 1999

 [The following table was represented as a line chart in the printed material.]

              50-day                30-year               30-year
          U.S. Treasury         U.S. Treasury            Mortgage
            Securities            Securities            Securities
            ----------            ----------            ----------
10/98          4.3                   5.2                   6.3
11/98          4.5                   5.2                   6.3
12/98          4.5                   5.1                   6.3
 1/99          4.5                   5.1                   6.3
 2/99          4.7                   5.6                   6.7
 3/99          4.7                   5.2                   5.6
 4/99          4.5                   5.3                   5.7
 5/99          4.6                   5.6                   5.8
 6/99          4.8                   5.8                   6.0
 7/99          4.7                   5.9                   6.1
 8/99          5.0                   6.0                   6.1
 9/99          4.8                   5.0                   6.1
10/99          5.1                   6.2                   7.4

Source: Bloomberg, 1999

--------------------------------------------------------------------------------

Ticker Symbols

State Street Research Government Income Fund

Class A: SSGIX      Class B(1): SGIPX*      Class B: SSGBX      Class C: SGIDX
Class S: SGICX*

----------

(1)   Does not reflect sales charge.

(2) Merrill Lynch Government and Mortgage Master Indices are commonly used measures of bond market performance. The Lehman Brothers Aggregate Bond Index is a market-value weighted index of fixed-rate debt issues, including U.S. treasury, agency, and corporate bond issues, and mortgage-backed securities. The indices are unmanaged and do not take sales charges into consideration. It is not possible to invest directly in the indices.

(3) Lipper Government Fund Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared with competing funds.

(4)   At maximum applicable sales charge.

(5) The S&P 500 (officially the "Standard & Poor's 500 Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

*     Proposed.

[GRAPHIC] The Way We Think

                                   Why Bonds
                                     Have Stumbled

                                                                       [GRAPHIC]

If the U.S. economy is as good as it gets; if inflation is low and the American consumer is happy; if stocks are poised to finish the decade with yet another up year, why did bonds fail to find a place at the party over the past year? The reasons are linked to the very environment that has perpetuated our nation's prosperity.

Strong, and Wrong for Bonds

Consider the back-drop: Companies have increased their profits at a healthy pace in 1999 because consumers are spending. Autos and houses have been selling strongly because consumers are confident. And so far, this favorable environment has been accompanied by relatively low inflation because technology improvements have driven growth without raising prices or pushing personal income up too far, too fast.

In this fertile environment of growth, the demand for credit has also risen. (It makes sense: companies that are flush feel comfortable with borrowing.) Plus, Y2K fears added to rising credit demand. That's because corporations moved into the credit markets early in the year to line up financing and avoid any potential turn-of-the-calendar glitches rather than spread their demand for credit over the year in a more normal fashion.

And because the bond market is driven by supply and demand, when demand rises, interest rates rise too. A higher rate is the "more" investors have to pay to get into the market. It's the "more" that corporations or the government have to offer to make their bonds attractive to investors. And when interest rates go up, the supply of existing bonds gets repriced down-

                                   [GRAPHIC]

America's Cycle of Prosperity Continues

An unexpected burst of strength that kicked off the fourth quarter of 1998 turned out to be the sign of things to come for the U.S. economy. Although the pace has slowed somewhat, America's gross domestic product is expected to grow at an annualized rate of 4.0% or higher in 1999, well above the level that the Federal Reserve considers comfortable to control inflation. As a result, the Federal Reserve Board raised short-term interest rates twice during the period from November 1998 through October 1999 and put the country on notice that its general disposition was to raise rates again, if necessary.

Inflationary Pressure Mounts Indeed, pressures on both costs and prices have begun to mount. Soaring energy prices have pushed the inflation rate, as measured by the Consumer Price Index, up to 2.6%, compared to 1.6% not quite one year ago. Households continue to spend more than they earn as home, auto, and retail sales remained robust. Auto sales have slowed from their highest annual rate in more than a decade, but the pace is still strong. And despite Y2K concerns, there are no signs that businesses have backed off their recent pattern of heavy spending on technology.

Higher Rates Hurt Bonds Higher interest rates have hurt bonds more than stocks. Most bonds lost ground as the yield on the 30-year U.S. Treasury benchmark rose above 6.0% in June and edged above 6.2% by the end of the period. The S&P 5005, a broad measure of common stock performance, rose 25.66% during the year. However, a disproportionate share of the market's gains again belonged to large-company growth stocks. Outside the top 50 stocks, returns have been flat to down for the period. That means the average investor is looking at a portfolio that is out of step with the indexes.

  [The following table was represented as a bar chart in the printed material.]

Inflationary Pressure
Has Started to Build

Jan 99      Apr 99      Jul 99      Oct 99
------      ------      ------      ------
 1.6%        2.0%        2.1%        2.6%

Consumer Price Index
Source: Bureau of Economic Analysis.


4 State Street Research Government Income Fund ward to reflect the higher rates [see sidebar] -- which is the scenario that has played itself out in the U.S. bond market for most of the past year.

Signs of Change

But keep in mind that the bond market is forward looking. It shudders when it anticipates inflation. It's easily jarred by an anomaly such as Y2K. But it also has been quick to react now that the demand for credit has shown some initial signs of slowing. In the last month of the period, housing and auto sales came down off their enormous highs. Construction contracts slowed. Capital goods sales are slowing now that spending on computer equipment and software for Y2K is history for most corporations. As the factors that drove the economy early in the year have begun to unwind, interest rates have come back down closer to the 6.0% mark, where they started the year.

A Better Environment Ahead?

Can it last? Are declining interest rates -- and rising bond prices -- a sustainable trend? That depends, says Jack Kallis, portfolio manager of State Street Research Government Income Fund, on whether we can slow the economy down fast enough so that there's no reason to raise rates again. U.S. interest rates are also linked to the global economy. "If other countries pick up their industrial production and raise their interest rates, it would attract capital away from the U.S. bond market. With lower demand from foreign investors, U.S. interest rates might come down."

In fact, history shows that bonds are bargain priced in many segments of the market. Investor sentiment toward bonds is negative, and that, too, is a positive sign. Add a federal budget surplus into the mix, which has the government paying down its debt, thus reducing the supply of bonds on the market, and you have three good reasons to start thinking about bonds for the period ahead. Says Kallis, that's three more than we had before.

 [The following table was represented as a line chart in the printed material.]

Mortgage Bonds Look Like Bargins

                           The yield spread between a
                  30-year FNMA* bond and a 5-year U.S. treasury

              The higher the spread, the more attractive the bond.
             The long-term historical average yield spread is 120.

                            Basis Points
                            ------------
                              -206.1
                              -190.1
                              -191.0
                              -171.6
11/27/1998                    -177.9
                              -192.6
                              -192.2
                              -193.0
                              -179.1
01/01/1999                    -182.2
                              -166.0
                              -177.9
                              -178.5
                              -172.4
02/05/1999                    -155.9
                              -153.9
                              -150.0
                              -147.1
                              -150.9
03/12/1999                    -151.6
                              -150.0
                              -154.6
                              -152.7
                              -151.6
04/16/1999                    -147.0
                              -145.6
                              -143.9
                              -139.8
                              -136.4
05/21/1999                    -148.6
                              -142.2
                              -144.9
                              -144.8
                              -148.4
06/25/1999                    -152.0
                              -155.8
                              -157.1
                              -166.3
                              -177.2
07/30/1999                    -175.1
                              -185.9
                              -178.2
                              -176.1
                              -174.5
09/03/1999                    -179.3
                              -170.7
                              -164.3
                              -165.3
                              -168.0
10/08/1999                    -155.5
                              -165.6
                              -159.4
                              -152.6

  Source: Bloomberg, 1999.
* Federal National Mortgage Association

A Closer Look [GRAPHIC]

Bond Basics

[GRAPHIC]

Unlike stocks, which are priced higher (or lower) depending on how investors judge a company's earnings prospects, bonds start with a face value that doesn't change. Yet, a bond can trade at a price that's higher or lower and the reason is typically a change in interest rates. Here's why:

If you buy a 6% $1000 bond, and interest rates rise to 7%, the $60 annual income your bond receives (0.06 x $1000) won't be attractive to a buyer if you ask full price for your bond. You'll need to mark it down to a price that would make its $60 annual income payment work out to a 7% yield - in this example, $857 ($60 /
0.07 = $857).

Keep in mind that this example has been simplified to explain the concept. A 1% rise in interest rates is rare. The Federal Reserve Board typically raises or lowers short-term rates in much smaller increments -- Recent changes have been 1/4% to 1/2%. And, other factors, such as credit risk, can also affect the price of some bonds. However, interest rates are the key determinant of the value of most government bonds before maturity.

[GRAPHIC]

  Performance in Perspective Management's Discussion of Fund Performance Part 2

                   Performance Figures as of October 31, 1999

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is never a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance.Three ways of measuring long-term performance are cumulative returns, average annual returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

This represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated. Performance would be lower if sales charges were reflected.

Average Annual Total Return

Average annual total return percentage is the rate you would have had to earn during each year of a given time period -- say, five years -- in order to end up with the fund's actual cumulative return for those five years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over Ten Years

This example is similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000. It also compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
Class A Front Load
-------

o Initial sales charge of 4.50% or less, with lower sales charges for larger investments (see a prospectus for details)

o Lower annual expenses than Class B(1) or Class C shares because of lower service (12b-1) fee of 0.25%

                                                             Life of Fund
Cumulative Total Return         1 Year    5 Years  10 Years    (3/23/87)
(does not reflect             --------------------------------------------
sales charge)                   -0.84%    43.20%    107.74%     146.27%

                                                             Life of Fund
Average Annual Total Return     1 Year    5 Years  10 Years    (3/23/87)
(at maximum applicable        --------------------------------------------
sales charge)                   -5.31%     6.46%     7.09%       7.01%

 [The following table was represented as a line chart in the printed material.]

                                Merrill Lynch               Merrill Lynch
               Class A      Mortgage Master Index      Government Master Index
               -------      ---------------------      -----------------------
"89"            9550               10000                       10000
"90"           10079               10855                       10594
"91"           11717               12674                       12145
"92"           12872               13781                       13401
"93"           14369               14894                       15144
"94"           13854               14698                       14489
"95"           15942               16894                       16721
"96"           16783               18050                       17565
"97"           18214               19690                       19089
"98"           20008               21147                       21253
"99"           19839               21764                       20998

$10,000 Over Ten Years
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B(1) Back Load for accounts opened after 1/1/99
----------

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within six years

o     Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                             Life of Fund
Cumulative Total Return         1 Year    5 Years  10 Years    (3/23/87)
(does not reflect             -------------------------------------------
sales charge)                   -1.81%    37.55%    97.16%      133.73%

                                                             Life of Fund
Average Annual Total Return     1 Year    5 Years  10 Years    (3/23/87)
(at maximum applicable        -------------------------------------------
sales charge)                   -6.47%     6.27%     7.02%       6.96%

 [The following table was represented as a line chart in the printed material.]

                                Merrill Lynch               Merrill Lynch
               Class B1     Mortgage Master Index      Government Master Index
               --------     ---------------------      -----------------------
"89"           10000               10000                       10000
"90"           10554               10855                       10594
"91"           12269               12674                       12145
"92"           13478               13781                       13401
"93"           14990               14894                       15144
"94"           14333               14698                       14489
"95"           16362               16894                       16721
"96"           17100               18050                       17565
"97"           18410               19690                       19089
"98"           20080               21147                       21253
"99"           19716               21764                       20998

$10,000 Over Ten Years
--------------------------------------------------------------------------------


6 State Street Research Government Income Fund

--------------------------------------------------------------------------------
Class B Back Load for accounts opened before 1/1/99
-------

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within five years

o     Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                             Life of Fund
Cumulative Total Return         1 Year    5 Years  10 Years    (3/23/87)
(does not reflect             -------------------------------------------
sales charge)                   -1.58%    37.88%    97.62%      134.28%


                                                             Life of Fund
Average Annual Total Return     1 Year    5 Years  10 Years    (3/23/87)
(at maximum applicable        -------------------------------------------
sales charge)                   -6.25%     6.32%     7.05%       6.98%

 [The following table was represented as a line chart in the printed material.]

                                Merrill Lynch               Merrill Lynch
               Class B      Mortgage Master Index      Government Master Index
               -------      ---------------------      -----------------------
"89"           10000               10000                       10000
"90"           10554               10855                       10594
"91"           12269               12674                       12145
"92"           13478               13781                       13401
"93"           14990               14894                       15144
"94"           14333               14698                       14489
"95"           16362               16894                       16721
"96"           17100               18050                       17565
"97"           18410               19690                       19089
"98"           20080               21147                       21253
"99"           19762               21764                       20998

$10,000 Over Ten Years
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Level Load
-------

o     No initial sales charge

o Deferred sales charge of 1%, paid if you sell shares within one year of purchase

o     Lower deferred sales charge than Class B(1) shares

o     Annual distribution/service (12b-1) fee of 1.00%

o No conversion to Class A shares after eight years, so annual expenses do not decrease

                                                             Life of Fund
Cumulative Total Return         1 Year    5 Years  10 Years    (3/23/87)
(does not reflect             -------------------------------------------
sales charge)                   -1.58%    37.96%    97.74%      134.41%

                                                             Life of Fund
Average Annual Total Return     1 Year    5 Years  10 Years    (3/23/87)
(at maximum applicable        -------------------------------------------
sales charge)                   -2.51%     6.65%     7.06%       6.98%

 [The following table was represented as a line chart in the printed material.]

                                Merrill Lynch               Merrill Lynch
               Class C      Mortgage Master Index      Government Master Index
               -------      ---------------------      -----------------------
"89"           10000               10000                       10000
"90"           10554               10855                       10594
"91"           12269               12674                       12145
"92"           13478               13781                       13401
"93"           14989               14894                       15144
"94"           14333               14698                       14489
"95"           16374               16894                       16721
"96"           17112               18050                       17565
"97"           18421               19690                       19089
"98"           20091               21147                       21253
"99"           19774               21764                       20998

$10,000 Over Ten Years
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class S Special Programs
-------

o Available through certain retirement accounts, advisory accounts of the investment manager and other programs that usually involve special conditions and separate fees (see a prospectus for details)

o     No sales charges of any kind

o No distribution/service (12b-1) fees; annual expenses are lower than for other share classes

                                                             Life of Fund
Cumulative Total Return         1 Year    5 Years  10 Years    (3/23/87)
(does not reflect             -------------------------------------------
sales charge)                   -0.60%    45.04%    110.98%     150.11%

                                                             Life of Fund
Average Annual Total Return     1 Year    5 Years  10 Years    (3/23/87)
(at maximum applicable        -------------------------------------------
sales charge)                   -0.60%     7.72%     7.75%       7.53%

 [The following table was represented as a line chart in the printed material.]

                                Merrill Lynch               Merrill Lynch
               Class S      Mortgage Master Index      Government Master Index
               -------      ---------------------      -----------------------
"89"           10000               10000                       10000
"90"           10554               10855                       10594
"91"           12269               12674                       12145
"92"           13478               13781                       13401
"93"           15062               14894                       15144
"94"           14568               14698                       14489
"95"           16781               16894                       16721
"96"           17712               18050                       17565
"97"           19271               19690                       19089
"98"           21224               21147                       21253
"99"           21098               21764                       20998

$10,000 Over Ten Years
--------------------------------------------------------------------------------

A Closer Look [GRAPHIC]

12b-1 fees

12b-1 fees are named after the SEC rule that permits them.

The fund pays 12b-1 fees to cover service and distribution costs. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover selling and marketing expenditures for the sale of fund shares.

The fund pays 12b-1 fees out of its assets, so shareholders see them as an indirect charge rather than a direct charge.

All of the performance figures on these pages assume reinvestment of dividends and distributions.

The average annual total returns for the fund also include the effects of any fees and sales charges that would apply for each share class.

Merrill Lynch Government and Mortgage Master Indices -- Commonly used measures of bond market performance. The indices are unmanaged and do not take sales charges into consideration. It is not possible to invest directly in the indices.

Keep in mind that past performance is no guarantee of future results. The fund's share price and return will fluctuate and you may have a gain or loss when you sell your shares.

Class B(1) was introduced January 1, 1999.

[GRAPHIC]

------------------
The Fund in Detail
--------

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the past fiscal year and give a summary of operations on a per share basis for the past five fiscal years. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

                                                                         [PHOTO]

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 9 to 22 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, check the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To get a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.


8 State Street Research Government Income Fund

About the Fund
--------------------------------------------------------------------------------

Business structure

State Street Research Government Income Fund is a mutual fund. A mutual fund allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Financial Trust, a Massachusetts business trust and is an open-end management investment company.

Four entities administer the fund's main business functions:

o The board of trustees oversee the fund with its shareholders' interests in mind and have ultimate responsibility for the fund's activities.

o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities and receives the management fee as compensation.

o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders and provides other shareholder services.

o The custodian, State Street Bank and Trust Company, holds fund securities, provides data on their market value and handles related services.

The investment manager and the distributor are subsidiaries of Metropolitan Life Insurance Company, better known as MetLife. State Street Bank and Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

Goal and strategy

The fund seeks to provide high current income. Under normal market conditions, the fund invests at least 65% of total assets in U.S. government securities.

Share classes

The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B) but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day wasn't a business day, then the most recent business day). The fund uses the following methods for determining the values of various types of securities:

      o Fixed income securities -- The fund uses a pricing service that the fund's trustees have approved.

      o Securities maturing within sixty days -- The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

      o     Interest -- The fund accrues interest daily as it earns it.

The fund may use forward foreign currency exchange contracts and futures contracts for hedging purposes, attempting to offset a potential loss in one position by establishing an interest in an opposite position. The fund accounts for forward contracts by recording their total principal in it's accounts and then marking them to market. The fund accounts for futures contracts by recording the variation margin, which is the daily change in the value of the contract.

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities by including it in interest income. The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles. The fund distributes its earnings on the following schedule:

      o Dividends from net investment income -- The fund declares dividends daily and pays them monthly.

      o Net realized capital gains -- The fund distributes these annually, if any.

If the fund has no earnings to distribute, it won't make a distribution.

The fund does not intend to pay federal income tax. This is because it intends to be exempt from taxes under Subchapter M of the Internal Revenue Code, in part because it makes distributions as described above.

The Fund pays expenses as follows:

      o Expenses attributed to the fund -- The fund pays these directly. Examples of these expenses include the management fee, transfer agent fee, custodian fee and distribution and service fees.

      o Expenses attributed to the trust of which the fund is a series -- These expenses are divided up among all funds in the trust. Each fund pays a proportional share. Examples of these expenses include the legal fees and trustees fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities and income and expenses. Actual results could differ from those estimates.

The fund's securities and investment practices carry certain risks.


The text and notes are an integral part of the financial statements.

10 State Street Research Government Income Fund

Portfolio Holdings October 31, 1999
--------------------------------------------------------------------------------

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and by smaller sub-groups as well.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Key to symbols

* Denotes a To Be Announced purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Coupon     Maturity       Amount        Market
Issuer                          Rate        Date      of Principal      Value
================================================================================

U.S. Government Securities 83.1% of net assets

U.S. Treasury 30.0%

--------------------------------------------------------------------------------
U.S. Treasury Bond              10.75%    5/15/2003   $22,000,000    $25,231,140
--------------------------------------------------------------------------------
U.S. Treasury Bond              13.75%    8/15/2004    11,225,000     14,701,270
--------------------------------------------------------------------------------
U.S. Treasury Bond              11.63%   11/15/2004    39,400,000     48,609,750
--------------------------------------------------------------------------------
U.S. Treasury Bond              10.75%    8/15/2005     9,500,000     11,576,605
--------------------------------------------------------------------------------
U.S. Treasury Bond              12.00%    8/15/2013     8,600,000     11,790,084
--------------------------------------------------------------------------------
U.S. Treasury Bond               9.88%   11/15/2015     8,500,000     11,331,520
--------------------------------------------------------------------------------
U.S. Treasury Bond               9.25%    2/15/2016    11,500,000     14,642,720
--------------------------------------------------------------------------------
U.S. Treasury Bond               8.13%    5/15/2021    10,050,000     11,921,812
--------------------------------------------------------------------------------
U.S. Treasury Bond               8.13%    8/15/2021    25,600,000     30,392,064
--------------------------------------------------------------------------------
U.S. Treasury Bond               6.13%    8/15/2029     6,425,000      6,396,859
--------------------------------------------------------------------------------
U.S. Treasury Note               5.63%    5/15/2008     2,125,000      2,050,285
--------------------------------------------------------------------------------
U.S. Treasury STRIPS             0.00%   11/15/2001     9,375,000      8,310,469
                                                                     -----------
                                                                     196,954,578
                                                                     -----------


            The text and notes are an integral part of the financial statements.

Portfolio Holdings October 31, 1999 continued

                                                        Coupon    Maturity        Amount       Market
Issuer                                                   Rate      Date        of Principal    Value
========================================================================================================
U.S. Agency Mortgage 53.1%
--------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                         9.00%    12/01/2009    $3,049,859    $3,153,493
--------------------------------------------------------------------------------------------------------
Federal Housing Administration Charles River Project     9.63%    12/01/2033     9,383,898     9,889,748
--------------------------------------------------------------------------------------------------------
Federal Housing Administration Court Yard Project       10.75%     8/01/2032     6,440,632     6,866,318
--------------------------------------------------------------------------------------------------------
Federal Housing Administration East Bay Manor Project   10.00%     3/01/2033     6,704,874     7,088,309
--------------------------------------------------------------------------------------------------------
Federal National Mortgage Association                    8.50%     2/01/2005    10,000,000    10,051,600
--------------------------------------------------------------------------------------------------------
Federal National Mortgage Association                    8.00%     4/01/2008     2,544,905     2,626,265
--------------------------------------------------------------------------------------------------------
Federal National Mortgage Association                    6.00%     5/15/2008     5,475,000     5,218,332
--------------------------------------------------------------------------------------------------------
Federal National Mortgage Association                    8.00%     6/01/2008     3,618,545     3,712,736
--------------------------------------------------------------------------------------------------------
Federal National Mortgage Association                    5.25%     1/15/2009    17,125,000    15,409,760
--------------------------------------------------------------------------------------------------------
Federal National Mortgage Association                    8.50%     2/01/2009     4,629,411     4,831,577
--------------------------------------------------------------------------------------------------------
Federal National Mortgage Association                    9.00%     5/01/2009     4,203,348     4,378,754
--------------------------------------------------------------------------------------------------------
Federal National Mortgage Association                    6.38%     6/15/2009     5,975,000     5,828,433
--------------------------------------------------------------------------------------------------------
Federal National Mortgage Association                    5.50%     3/01/2014    11,580,318    10,896,269
--------------------------------------------------------------------------------------------------------
Federal National Mortgage Association                    9.00%     4/01/2016     1,030,257     1,093,855
--------------------------------------------------------------------------------------------------------
Federal National Mortgage Association                    6.50%     9/01/2028    13,311,076    12,753,608
--------------------------------------------------------------------------------------------------------
Federal National Mortgage Association                    6.50%    11/01/2028    33,217,022    31,825,893
--------------------------------------------------------------------------------------------------------
Federal National Mortgage Association                    6.50%    12/01/2028    13,437,685    12,874,915
--------------------------------------------------------------------------------------------------------
Federal National Mortgage Association                    6.00%    12/01/2028    10,293,872     9,595,741
--------------------------------------------------------------------------------------------------------
Federal National Mortgage Association                    6.00%     2/01/2029    13,575,451    12,654,764
--------------------------------------------------------------------------------------------------------
Federal National Mortgage Association                    7.50%     7/01/2029    12,277,336    12,304,100
--------------------------------------------------------------------------------------------------------
Federal National Mortgage Association                    6.50%     7/01/2029     7,232,084     6,929,205
--------------------------------------------------------------------------------------------------------
Federal National Mortgage Association*                   7.00%    11/15/2029    53,350,000    52,383,298
--------------------------------------------------------------------------------------------------------
Federal National Mortgage Association*                   7.50%     1/19/2030    15,725,000    15,715,251
--------------------------------------------------------------------------------------------------------
Government National Mortgage Association                 9.50%     9/15/2009     1,540,201     1,631,982
--------------------------------------------------------------------------------------------------------
Government National Mortgage Association                 9.50%    10/15/2009     2,775,595     2,944,353
--------------------------------------------------------------------------------------------------------
Government National Mortgage Association                 9.50%    11/15/2009     1,199,956     1,273,178
--------------------------------------------------------------------------------------------------------
Government National Mortgage Association                 9.50%    11/15/2017       271,203       288,034
--------------------------------------------------------------------------------------------------------
Government National Mortgage Association                 9.50%     9/15/2019        53,193        56,481
--------------------------------------------------------------------------------------------------------
Government National Mortgage Association                 7.00%    11/15/2028    23,588,529    23,153,557
--------------------------------------------------------------------------------------------------------
Government National Mortgage Association                 6.50%    11/15/2028    11,311,134    10,823,285
--------------------------------------------------------------------------------------------------------
Government National Mortgage Association*                8.00%     1/25/2030    19,375,000    19,710,963
--------------------------------------------------------------------------------------------------------
Government National Mortgage Association*                7.00%     1/25/2030    23,850,000    23,305,922
--------------------------------------------------------------------------------------------------------
U.S. Department of Veterans Affairs REMIC 1998-3C        6.50%     6/15/2021     7,500,000     7,185,900
--------------------------------------------------------------------------------------------------------
                                                                                             348,455,879
                                                                                             -----------

Total U.S. Government Securities                                                             545,410,457
                                                                                             -----------

--------------------------------------------------------------------------------
The fund paid a total of $559,003,168 for these securities.
--------------------------------------------------------------------------------


The text and notes are an integral part of the financial statements.

12 State Street Research Government Income Fund

                                                        Coupon    Maturity              Amount             Market
Issuer                                                   Rate      Date              of Principal          Value
==================================================================================================================
Other Investments 13.7% of net assets

Trust Certificates 2.5%
------------------------------------------------------------------------------------------------------------------
Government Backed Trust Class T-3                        9.63%     5/15/2002          $ 4,056,627     $  4,169,360
------------------------------------------------------------------------------------------------------------------
Government Trust Certificates Class 2-E                  9.40%     5/15/2002           11,807,460       12,132,283
                                                                                                       -----------
------------------------------------------------------------------------------------------------------------------
                                                                                                        16,301,643
                                                                                                       -----------

Foreign Government 4.3%
------------------------------------------------------------------------------------------------------------------
Government of New Zealand                               10.00%     3/15/2002        4,800,000 NZD        2,626,305
------------------------------------------------------------------------------------------------------------------
Government of New Zealand                                8.00%     4/15/2004        7,525,000 NZD        3,981,543
------------------------------------------------------------------------------------------------------------------
Government of New Zealand                                8.00%    11/15/2006       16,400,000 NZD        8,773,192
------------------------------------------------------------------------------------------------------------------
Republic of Greece                                       8.80%     6/19/2007    3,637,500,000 GRD       12,648,090
                                                                                                       -----------
------------------------------------------------------------------------------------------------------------------
                                                                                                        28,029,130
                                                                                                       -----------

Finance/Mortgage 6.9%
------------------------------------------------------------------------------------------------------------------
Chase Commercial Mortgage Securities Corp.
  1996-2 Cl. A2                                          6.90%     9/19/2006          $ 4,675,000        4,603,414
------------------------------------------------------------------------------------------------------------------
Chase Commercial Mortgage Securities Corp.
  1997-1 Cl. A1                                          7.27%     7/19/2004            4,063,907        4,093,116
------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston 97-C2 Cl. A2                  6.52%     7/17/2007            4,730,000        4,548,188
------------------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Security Inc. 1999-CI A         6.18%     5/15/2033            4,550,000        4,192,939
------------------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Security Inc. 1997-C2 A         6.55%     4/15/2029            6,700,000        6,413,156
------------------------------------------------------------------------------------------------------------------
LB Commercial Conduit Mortgage Trust 97-LL1-A1           6.79%     6/12/2004            6,316,101        6,298,337
------------------------------------------------------------------------------------------------------------------
LB Commercial Conduit Mortgage Trust 98C1-A1             6.33%    11/18/2004            5,773,079        5,655,814
------------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investments Inc. Series
  1997-C2 Cl. A1                                         6.46%    12/10/2029            2,951,474        2,906,280
------------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investments Inc. Series
  1998-C2 Cl. A1                                         6.22%     2/15/2030            4,381,133        4,270,235
------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital Inc. 98-A1                        6.19%     1/15/2007            2,520,448        2,447,198
                                                                                                       -----------
------------------------------------------------------------------------------------------------------------------
                                                                                                        45,428,677
                                                                                                       -----------
------------------------------------------------------------------------------------------------------------------

Total Other Investments                                                                                 89,759,450
                                                                                                       -----------

--------------------------------------------------------------------------------
The fund paid a total of $93,689,619 for these securities.
--------------------------------------------------------------------------------

Commercial Paper 17.0% of net assets
------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank                                   5.10%    11/10/1999           20,000,000       19,974,550
------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                         5.20%    11/05/1999            7,655,000        7,650,577
------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                         5.18%    11/08/1999           20,000,000       19,979,856
------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Association                    5.16%    11/01/1999           29,800,000       29,800,000
------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Association                    5.06%    11/05/1999           15,000,000       14,991,583
------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Association                    5.11%    11/22/1999           19,000,000       18,943,586
                                                                                                       -----------
------------------------------------------------------------------------------------------------------------------

Total Commercial Paper                                                                                 111,340,152
                                                                                                       -----------

--------------------------------------------------------------------------------
The fund paid a total of $111,340,152 for these securities.
--------------------------------------------------------------------------------


            The text and notes are an integral part of the financial statements.

                                                                % of                    Market
                                                             Net Assets                 Value
==================================================================================================
Summary of Portfolio Assets
--------------------------------------------------------------------------------------------------
Investments                                                    113.8%                $746,510,059

--------------------------------------------------------------------------------
The fund paid a total of $764,032,939 for these securities.
--------------------------------------------------------------------------------

Cash and Other Assets, Less Liabilities                        (13.8%)                (90,523,506)
                                                               -----                 ------------
--------------------------------------------------------------------------------------------------
Net Assets                                                     100.0%                $655,986,553
                                                               =====                 ============


The text and notes are an integral part of the financial statements.

14 State Street Research Government Income Fund

Futures contracts open at October 31,1999 are as follows:

                                                                           Notional            Expiration          Unrealized
Type                                                                        Amount                Month           Appreciation
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
5 year U.S. Treasury Notes                                                 $8,000,000         December, 1999         $36,940

Forward currency exchange contracts that were outstanding at October 31, 1999:

                                                                                                  Unrealized
                                                                                  Contract        Appreciation       Delivery
Transaction                                                 Total Value             Price        (Depreciation)        Date
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Buy Euro, Sell U.S. dollars                                3,824,900 EUR         1.07290 EUR       $(73,469)         11/23/99
------------------------------------------------------------------------------------------------------------------------------------
Buy Euro, Sell U.S. dollars                                1,597,000 EUR         1.05466 EUR         (1,546)         11/23/99
------------------------------------------------------------------------------------------------------------------------------------
Sell Euro, Buy U.S. dollars                                8,142,000 EUR         1.05205 EUR        (13,369)         11/23/99
------------------------------------------------------------------------------------------------------------------------------------
Sell Euro, Buy U.S. dollars                                  744,000 EUR         1.04756 EUR         (5,532)         12/09/99
------------------------------------------------------------------------------------------------------------------------------------
Sell Euro, Buy U.S. dollars                                  822,400 EUR         1.08600 EUR         22,474           1/24/00
------------------------------------------------------------------------------------------------------------------------------------
Sell Greek drachma, Buy U.S. dollars                     827,269,000 GRD         0.00324 GRD         50,575          11/23/99
------------------------------------------------------------------------------------------------------------------------------------
Sell Greek drachma, Buy U.S. dollars                     619,700,000 GRD         0.00324 GRD         54,734           1/24/00
------------------------------------------------------------------------------------------------------------------------------------
Sell Greek drachma, Buy U.S. dollars                     174,300,000 GRD         0.00324 GRD         15,029           1/24/00
------------------------------------------------------------------------------------------------------------------------------------
Buy New Zealand dollars, Sell U.S. dollars                    14,000 NZD         0.51815 NZD           (153)         11/23/99
------------------------------------------------------------------------------------------------------------------------------------
Buy New Zealand dollars, Sell U.S. dollars                   908,000 NZD         0.51665 NZD         (8,588)         11/23/99
------------------------------------------------------------------------------------------------------------------------------------
Buy New Zealand dollars, Sell U.S. dollars                 4,250,000 NZD         0.51408 NZD        (27,860)         12/09/99
------------------------------------------------------------------------------------------------------------------------------------
Sell New Zealand dollars, Buy U.S. dollars                 2,840,000 NZD         0.51580 NZD         24,448          11/23/99
------------------------------------------------------------------------------------------------------------------------------------
Sell New Zealand dollars, Buy U.S. dollars                11,910,000 NZD         0.52370 NZD        192,646          12/09/99
------------------------------------------------------------------------------------------------------------------------------------
Sell New Zealand dollars, Buy U.S. dollars                10,700,000 NZD         0.51540 NZD         77,606           1/25/00
------------------------------------------------------------------------------------------------------------------------------------
Sell New Zealand dollars, Buy U.S. dollars                10,310,000 NZD         0.51543 NZD         75,035           1/25/00
                                                                                                   --------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   $382,030
                                                                                                   ========

Federal Income Tax Information

At October 31, 1999, the net unrealized depreciation of investments based on cost for Federal income tax purposes of $764,266,345 was as follows:

Aggregate gross unrealized appreciation for all investments in
which there is an excess of value over tax cost                    $  4,739,385

Aggregate gross unrealized depreciation for all investments in
which there is an excess of tax cost over value                     (22,495,671)
                                                                   ------------
                                                                   $(17,756,286)
                                                                   ============

At October 31, 1999, the fund had a capital loss carryforward of $26,451,304, of which $17,196,293, $4,139,815 and $5,115,196 expire on October 31, 2002, 2004 and 2007, respectively. Also, the fund has acquired in a merger a capital loss carryforward of $5,100,777, of which $3,074,207 and $2,026,570 expire on October 31, 2001 and 2002.


            The text and notes are an integral part of the financial statements.

Statement of
Assets and Liabilities October 31, 1999
--------------------------------------------------------------------------------

This is the fund's balance sheet as of the report date. It shows the fund's assets, its liabilities and, by subtraction, its net assets. It also shows the share price for each share class as of the report date.

Assets
Investments, at market value                                      $ 746,510,059

--------------------------------------------------------------------------------
The fund paid a total of $764,032,939 for these securities.
--------------------------------------------------------------------------------

Cash                                                                     14,537
Receivable for securities sold                                       51,930,920
Interest receivable                                                   9,677,684
Receivable for fund shares sold                                       1,452,233
Receivable for open forward contracts                                   512,547
Other assets                                                             61,026
                                                                  -------------
                                                                    810,159,006

Liabilities

Payable for securities purchased                                    150,116,206
Dividends payable                                                     1,690,184
Payable for fund shares redeemed                                      1,143,445
Accrued management fee                                                  327,454
Accrued transfer agent and shareholder services                         278,082
Accrued distribution and service fees                                   235,575
Payable for open forward contracts                                      130,517
Payable for variation margin                                             40,000
Accrued trustees' fees                                                    6,577
Other accrued expenses                                                  204,413
                                                                  -------------
                                                                    154,172,453
                                                                  -------------

Net Assets                                                        $ 655,986,553
                                                                  =============

Net Assets consist of:
  Undistributed net investment income                             $   2,234,804
  Unrealized depreciation of investments                            (17,522,880)
  Unrealized appreciation of forward contracts
  and foreign currency                                                  364,903
  Unrealized appreciation of futures contracts                           36,940
  Accumulated net realized loss                                     (26,721,650)
  Paid-in capital                                                   697,594,436
                                                                  -------------
                                                                  $ 655,986,553
                                                                  =============

--------------------------------------------------------------------------------
                    Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

                 Net Assets   /  Number of Shares   =    NAV

      A         $480,643,137        39,365,531         $12.21*
      B(1)      $ 24,250,496         1,998,104         $12.14**
      B         $106,901,593         8,784,645         $12.17**
      C         $ 25,817,842         2,120,471         $12.18**
      S         $ 18,373,485         1,506,582         $12.20

*     Maximum offering price per share $12.79 ($12.21 / .955)

** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.
--------------------------------------------------------------------------------


The text and notes are an integral part of the financial statements.

16 State Street Research Government Income Fund

Statement of
Operations For the year ended October 31, 1999
--------------------------------------------------------------------------------

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income

--------------------------------------------------------------------------------
The fund paid foreign taxes of $69,680.
--------------------------------------------------------------------------------

Interest, net of foreign taxes                                     $ 47,447,813

--------------------------------------------------------------------------------
Includes $10,959 in income from the lending of portfolio securities. As of the report date,there were no loaned securities.
--------------------------------------------------------------------------------

Expenses

Management fee                                                        4,029,916

--------------------------------------------------------------------------------
The management fee is 0.60% of the first $500 million of fund assets, annually, 0.55% of the next $500 million, and 0.50% of any amount over $1 billion.
--------------------------------------------------------------------------------

Service fee-Class A                                                   1,263,984
Distribution and service fees-Class B(1)                                114,985
Distribution and service fees-Class B                                 1,200,341
Distribution and service fees-Class C                                   294,687

--------------------------------------------------------------------------------
Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover distribution and marketing expenditures for the sale of fund shares.
--------------------------------------------------------------------------------

Transfer agent and shareholder services                               1,019,741

--------------------------------------------------------------------------------
Includes a total of $627,339 paid to the distributor for the services it provided and to MetLife for similar services it provided, including maintaining the accounts of some investors who hold shares through that firm's employee benefit plans and other sponsored arrangements.
--------------------------------------------------------------------------------

Custodian fee                                                           230,800
Reports to shareholders                                                  76,735
Audit fee                                                                51,691
Registration fees                                                        25,578
Legal fees                                                                9,018
Miscellaneous                                                            27,480
                                                                   ------------
                                                                      8,344,956
Fees paid indirectly                                                    (26,413)
                                                                   ------------

--------------------------------------------------------------------------------
Represents transfer agent credits earned from uninvested cash balances.
--------------------------------------------------------------------------------

                                                                      8,318,543
                                                                   ------------
Net investment income                                                39,129,270
                                                                   ------------

Realized and Unrealized Gain (Loss)
on Investments, Forward Contracts, Foreign
Currency and Futures Contracts

Net realized loss on investments                                     (7,164,542)

--------------------------------------------------------------------------------
To earn this, the fund sold $1,452,961,924 of securities. During this same period, the fund also bought $1,440,032,242 worth of securities. These figures don't include short-term obligations.
--------------------------------------------------------------------------------

Net realized gain on forward contracts
  and foreign currency                                                1,360,859
Net realized loss on futures contracts                                  (81,939)
                                                                   ------------
Total net realized loss                                              (5,885,622)
                                                                   ------------
Net unrealized depreciation of investments                          (42,321,640)
Net unrealized appreciation of forward
  contracts and foreign currency                                      1,319,953
Net unrealized appreciation of futures contracts                         36,940
                                                                   ------------
Total net unrealized depreciation                                   (40,964,747)
                                                                   ------------
Net loss on investments, forward contracts,
  foreign currency and futures contracts                            (46,850,369)
                                                                   ------------
Net decrease in net assets resulting
  from operations                                                  $ (7,721,099)
                                                                   ============


            The text and notes are an integral part of the financial statements.

Statement of
Changes in Net Assets
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders buying and selling fund shares.

                                                             Years ended October 31
----------------------------------------------------------------------------------------
                                                            1998                1999
----------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets

Operations:
Net investment income                                  $  39,866,401       $  39,129,270

Net realized gain (loss) on investments,
  forward contracts,foreign currency
  and futures contracts                                   17,302,180          (5,885,622)

Net unrealized appreciation (depreciation)
  of investments, forward contracts,
  foreign currency and futures contracts                   4,812,247         (40,964,747)
                                                       ---------------------------------
Net increase (decrease)
  resulting from operations                               61,980,828          (7,721,099)
                                                       ---------------------------------

Dividends from net investment income:
  Class A                                                (31,530,438)        (30,163,284)
  Class B(1)                                                      --            (584,095)
  Class B                                                 (5,721,251)         (6,293,781)
  Class C                                                   (998,658)         (1,534,694)
  Class S                                                 (1,982,171)         (1,279,031)
                                                       ---------------------------------
                                                         (40,232,518)        (39,854,885)
                                                       ---------------------------------
Net increase (decrease) from
  fund share transactions                                 15,773,634          (4,192,129)
                                                       ---------------------------------
Total increase (decrease)
  in net assets                                           37,521,944         (51,768,113)
                                                       ---------------------------------

Net Assets

Beginning of year                                        670,232,722         707,754,666
                                                       ---------------------------------
End of year                                            $ 707,754,666       $ 655,986,553
                                                       =================================

--------------------------------------------------------------------------------
Includes undistributed net investment income of $3,653,715 and $2,234,804, respectively.
--------------------------------------------------------------------------------


The text and notes are an integral part of the financial statements.

18 State Street Research Government Income Fund

--------------------------------------------------------------------------------
These transactions break down by share class as follows:

                                                                 Years ended September 30
                                              ----------------------------------------------------------------

                                                         1998                               1999
                                              ----------------------------------------------------------------

Class A                                          Shares         Amount              Shares          Amount
==============================================================================================================
Shares sold                                    3,586,515    $  46,086,161         18,496,573      $233,070,669*

Issued upon reinvestment of dividends          1,385,176       17,717,475          1,452,763        18,264,542

Shares redeemed                               (6,762,852)     (86,341,586)       (20,253,359)     (254,382,165)
                                              ----------------------------------------------------------------

Net decrease                                  (1,791,161)   ($ 22,537,950)          (304,023)    ($  3,046,954)
                                              ----------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

Class B(1)(a)                                    Shares         Amount              Shares          Amount
==============================================================================================================
Shares sold                                           --               --          2,235,815      $ 27,939,669**

Issued upon reinvestment of dividends                 --               --             40,538           497,196

Shares redeemed                                       --               --           (278,249)       (3,442,549)***
                                              ----------------------------------------------------------------

Net increase                                          --               --          1,998,104      $ 24,994,316
                                              ----------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

Class B                                          Shares         Amount              Shares          Amount
==============================================================================================================
Shares sold                                    4,159,555     $ 53,455,262          1,837,925      $ 23,525,800**

Issued upon reinvestment of dividends            301,432        3,848,414            356,123         4,468,410

Shares redeemed                               (2,197,432)     (28,041,070)        (3,382,645)      (42,650,050)***
                                              ----------------------------------------------------------------

Net increase (decrease)                        2,263,555     $ 29,262,606         (1,188,597)    ($ 14,655,840)
                                              ----------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

Class C                                          Shares         Amount              Shares          Amount
==============================================================================================================
Shares sold                                    1,161,428     $ 14,905,734          1,426,771      $ 17,998,565

Issued upon reinvestment of dividends             51,157          654,285             81,440         1,019,668

Shares redeemed                                 (382,734)      (4,857,752)        (1,508,907)      (18,757,082)****
                                              ----------------------------------------------------------------

Net increase (decrease)                          829,851     $ 10,702,267               (696)     $    261,151
                                              ----------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

Class S                                          Shares         Amount              Shares          Amount
==============================================================================================================
Shares sold                                      570,184     $  7,285,127            691,706      $  8,684,219

Issued upon reinvestment of dividends             53,615          686,273             68,557           859,445

Shares redeemed                                 (755,120)      (9,624,689)        (1,662,738)      (21,288,466)
                                              ----------------------------------------------------------------

Net decrease                                    (131,321)   ($  1,653,289)          (902,475)    ($ 11,744,802)
                                              ----------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

      The trustees have the authority to issue an unlimited number of fund shares, with a $.001 par value per share.

* Sales charges of $170,378 and $760,969 were collected by the distributor and MetLife on sales of these shares.

** Like all broker-dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $31,229 and $1,312,040 for Class B(1) and Class B, were paid by the distributor, not the fund.

*** Includes $45,012 and $216,576 in deferred sales charges collected by the distributor for Class B(1) and Class B.

****  Includes $8,266 in deferred sales charges collected by the distributor.

(a)   January 1, 1999 (commencement of share class) to October 31, 1999.
--------------------------------------------------------------------------------


            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

These provide a summary of each share class's financial performance for the past five fiscal years.

                                                                                        Class A
                                                      ==============================================================================

                                                                                Years ended October 31
                                                      ------------------------------------------------------------------------------
Per Share Data                                        1995 (a)         1996 (a)         1997 (a)         1998 (a)         1999 (a)
====================================================================================================================================
Net asset value, beginning of year ($)                  11.68            12.58            12.43            12.65            13.07
                                                       ------            -----           ------           ------           ------

  Net investment income ($)                              0.83             0.81             0.80             0.78             0.74

  Net realized and unrealized gain (loss)
  on investments, options, forward contracts,
  foreign currency and futures contracts ($)             0.88            (0.17)            0.22             0.43            (0.85)
                                                       ------            -----           ------           ------           ------

Total from investment operations ($)                     1.71             0.64             1.02             1.21            (0.11)
                                                       ------            -----           ------           ------           ------

  Dividends from net investment income ($)              (0.81)           (0.79)           (0.80)           (0.79)           (0.75)
                                                       ------            -----           ------           ------           ------

Total distributions ($)                                 (0.81)           (0.79)           (0.80)           (0.79)           (0.75)
                                                       ------            -----           ------           ------           ------

Net asset value, end of year ($)                        12.58            12.43            12.65            13.07            12.21
                                                       ======            =====           ======           ======           ======

Total return (%)(b)                                     15.07             5.28             8.52             9.85            (0.84)

Ratios/Supplemental Data
====================================================================================================================================

Net assets at end of year ($ thousands)               655,045          584,313          524,565          518,651          480,643

Expense ratio (%)                                        1.10             1.09             1.08             1.09             1.05

Expense ratio after expense reductions (%)               1.10             1.09             1.08             1.09             1.04

Ratio of net investment income to
average net assets (%)                                   6.83             6.50             6.44             6.11             5.86

Portfolio turnover rate (%)                            105.57            88.79           124.95           160.89           213.70

                                                                Class B(1)
                                                         =======================

                                                         Period ended October 31
                                                         -----------------------
Per Share Data                                                  1999 (a)(c)
================================================================================

Net asset value, beginning of period ($)                          12.97
                                                                 ------

  Net investment income ($)                                        0.52

  Net realized and unrealized loss on investments,
  options, forward contracts, foreign currency
  and futures contracts ($)                                       (0.82)
                                                                 ------

Total from investment operations ($)                              (0.30)
                                                                 ------

  Dividend from net investment income ($)                         (0.53)
                                                                 ------

Total distributions ($)                                           (0.53)
                                                                 ------

Net asset value, end of period ($)                                12.14
                                                                 ======

Total return (%)(b)                                               (2.31)(d)

Ratios/Supplemental Data
================================================================================

Net assets at end of period ($ thousands)                        24,250

Expense ratio (%)                                                  1.80(e)

Expense ratio after expense reductions (%)                         1.79(e)

Ratio of net investment income to
average net assets (%)                                             5.01(e)

Portfolio turnover rate (%)                                      213.70


The text and notes are an integral part of the financial statements.

20 State Street Research Government Income Fund

                                                                                      Class B
                                                       =========================================================================

                                                                               Years ended October 31
                                                       -------------------------------------------------------------------------
Per Share Data                                         1995 (a)        1996 (a)        1997 (a)        1998 (a)         1999 (a)
================================================================================================================================
Net asset value, beginning of year ($)                  11.66           12.55           12.40           12.61            13.03
                                                       ------          ------          ------         -------          -------

  Net investment income ($)                              0.73            0.71            0.70            0.68             0.64

  Net realized and unrealized gain (loss)
  on investments, options, forward contracts,
  foreign currency and futures contracts ($)             0.87           (0.16)           0.22            0.43            (0.84)
                                                       ------          ------          ------         -------          -------

Total from investment operations ($)                     1.60            0.55            0.92            1.11            (0.20)
                                                       ------          ------          ------         -------          -------

  Dividends from net investment income ($)              (0.71)          (0.70)          (0.71)          (0.69)           (0.66)
                                                       ------          ------          ------         -------          -------

Total distributions ($)                                 (0.71)          (0.70)          (0.71)          (0.69)           (0.66)
                                                       ------          ------          ------         -------          -------

Net asset value, end of year ($)                        12.55           12.40           12.61           13.03            12.17
                                                       ======          ======          ======         =======          =======

Total return (%)(b)                                     14.15            4.51            7.66            9.07            (1.58)

Ratios/Supplemental Data
================================================================================================================================

Net assets at end of year ($ thousands)                87,908          95,218          97,253         129,976          106,902

Expense ratio (%)                                        1.85            1.84            1.83            1.84             1.80

Expense ratio after expense reductions (%)               1.85            1.84            1.83            1.84             1.79

Ratio of net investment income to
average net assets (%)                                   6.01            5.75            5.68            5.33             5.12

Portfolio turnover rate (%)                            105.57           88.79          124.95          160.89           213.70

                                                                                      Class C
                                                       =========================================================================

                                                                               Years ended October 31
                                                       -------------------------------------------------------------------------
Per Share Data                                         1995 (a)        1996 (a)        1997 (a)        1998 (a)         1999 (a)
================================================================================================================================
Net asset value, beginning of year ($)                  11.66           12.56           12.41           12.62           13.04
                                                       ------          ------          ------         -------          -------

  Net investment income ($)                              0.74            0.71            0.70            0.67            0.64

  Net realized and unrealized gain (loss)
  on investments, options, forward contracts,
  foreign currency and futures contracts ($)             0.87           (0.16)           0.22            0.44           (0.84)
                                                       ------          ------          ------         -------          -------

Total from investment operations ($)                     1.61            0.55            0.92            1.11           (0.20)
                                                       ------          ------          ------         -------          -------

  Dividends from net investment income ($)              (0.71)          (0.70)          (0.71)          (0.69)          (0.66)
                                                       ------          ------          ------         -------          -------

Total distributions ($)                                 (0.71)          (0.70)          (0.71)          (0.69)          (0.66)
                                                       ------          ------          ------         -------          -------

Net asset value, end of year ($)                        12.56           12.41           12.62           13.04           12.18
                                                       ======          ======          ======         =======          =======

Total return (%)(b)                                     14.24            4.51            7.65            9.06           (1.58)

Ratios/Supplemental Data
================================================================================================================================

Net assets at end of year ($ thousands)                13,033          14,473          16,301          27,659          25,818

Expense ratio (%)                                        1.85            1.84            1.83            1.84            1.80

Expense ratio after expense reductions (%)               1.85            1.84            1.83            1.84            1.79

Ratio of net investment income to
average net assets (%)                                   6.08            5.76            5.68            5.28            5.11

Portfolio turnover rate (%)                            105.57           88.79          124.95          160.89          213.70

(a)   Per-share figures have been calculated using the average shares method.
(b)   Does not reflect any front-end or contingent deferred sales charges.
(c)   January 1, 1999 (commencement of share class) to October 31, 1999.
(d)   Not annualized.
(e)   Annualized.


            The text and notes are an integral part of the financial statements.

Financial Highlights CONTINUED
--------------------------------------------------------------------------------

                                                                                      Class S
                                                       =========================================================================

                                                                               Years ended October 31
                                                       -------------------------------------------------------------------------
Per Share Data                                         1995 (a)        1996 (a)        1997 (a)        1998 (a)         1999 (a)
================================================================================================================================
Net asset value, beginning of year ($)                  11.67          12.57            12.42          12.64            13.06
                                                       ------          ------          ------         -------          -------

  Net investment income ($)                              0.90           0.84             0.80           0.81             0.75

  Net realized and unrealized gain (loss)
  on investments, options, forward contracts,
  foreign currency and futures contracts ($)             0.84          (0.17)            0.25           0.43            (0.83)
                                                       ------          ------          ------         -------          -------

Total from investment operations ($)                     1.74           0.67             1.05           1.24            (0.08)
                                                       ------          ------          ------         -------          -------

  Dividends from net investment income ($)              (0.84)         (0.82)           (0.83)         (0.82)           (0.78)
                                                       ------          ------          ------         -------          -------

Total distributions ($)                                 (0.84)         (0.82)           (0.83)         (0.82)           (0.78)
                                                       ------          ------          ------         -------          -------

Net asset value, end of year ($)                        12.57          12.42            12.64          13.06            12.20
                                                       ======          ======          ======         =======          =======

Total return (%)(b)                                     15.37           5.55             8.80          10.13            (0.60)

Ratios/Supplemental Data
================================================================================================================================

Net assets at end of year ($ thousands)                 5,036          7,767           32,115         31,468           18,373

Expense ratio (%)                                        0.85           0.84             0.82           0.84             0.80

Expense ratio after expense reductions (%)               0.85           0.84             0.82           0.84             0.79

Ratio of net investment income to
average net assets (%)                                   6.79           6.78             6.66           6.38             5.94

Portfolio turnover rate (%)                            105.57          88.79           124.95         160.89           213.70

(a)   Per-share figures have been calculated using the average shares method.
(b)   Does not reflect any front-end or contingent deferred sales charges.

The text and notes are an integral part of the financial statements.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Financial Trust and the Shareholders of
State Street Research Government Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Government Income Fund (a series of State Street Research Financial Trust, hereafter referred to as the "Trust") at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 1999


22 State Street Research Government Income Fund

Board of Trustees

Ralph F. Verni
Chairman of the Board, President,
Chief Executive Officer and Director,
State Street Research & Management Company

Bruce R. Bond
Former Chairman of the Board,
Chief Executive Officer and President,
PictureTel Corporation

Steve A. Garban
Former Senior Vice President
for Finance and Operations and Treasurer, The Pennsylvania State University

Malcolm T. Hopkins
Former Vice Chairman of the Board
and Chief Financial Officer,
St. Regis Corp.

Dean O. Morton
Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips
Dean, School of Business and Public Management,
George Washington University; former Member of the Board of Governors of the Federal Reserve
System and Chairman and Commissioner of the Commodity Futures Trading Commission

Toby Rosenblatt
President, Founders Investments Ltd.
President, The Glen Ellen Company

Michael S. Scott Morton
Jay W. Forrester Professor of Management,
Sloan School of Management,
Massachusetts Institute of Technology

[LOGO] STATE STREET RESEARCH                                    ----------------
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                                                                ----------------

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Investor Services
--------------------------------------------------------------------------------

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OverView
--------------------------------------------------------------------------------
For more information on the products and services mentioned in OverView, our shareholder newsletter, visit our Web site at www.ssrfunds.com

State Street Research
Spectrum of Funds
--------------------------------------------------------------------------------

Aggressive

      Growth Funds
      Global Resources Fund
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      Capital Fund
      Aurora Fund
      International Equity Fund
      Growth Fund
      Galileo Fund
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      Growth & Income Funds
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      Income Funds
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Conservative

State Street Research
--------------------------------------------------------------------------------

                                       FYI

o State Street Research has completed Y2K compliance testing. Visit our Web site at www.ssrfunds.com to learn more.

o Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-800-562-0032 to learn more.

                  ---------------------------------------------
                                   [GRAPHIC]

                                     DALBAR
                             HONORS COMMITMENT TO:
                                   INVESTORS
                                      1998
                  ---------------------------------------------
                      for Excellence in Shareholder Service

All tax information
    available at
-------------------
    ssrfunds.com
-------------------
just one-click away

        ----
        TAX
        INFO
        ----

--------------------------------------------------------------------------------
This report must be accompanied or preceded by a current State Street Research Government Income Fund prospectus.a d a Quarterly Performance Update.

To obtain a prospectus on any State Street Research Fund call 1-800-562-0032. The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

Control Number:(exp1200)SSR-LD                                      GI-484G-1299

[LOGO] STATE STREET RESEARCH                                             [PHOTO]

       International Equity Fund
--------------------------------------------------------------------------------

                                                   Annual Report to Shareholders
                                                   October 31, 1999

------------------------
In this Report
------------------------

                    Japan on the
                        Comeback -
                      Why Now? Where Next?

                                    [PHOTO]

                                      plus

                                           Prosperity Emerges Around the World

                                           How Currency Affects Returns on
                                           Foreign Funds

                                           Fund Portfolio and Financials

      Contents

2     12 Month Review
      A look at the fund and its market
      environment over the past 12 months

6     Performance in Perspective
      The most recent performance in the
      context of the fund's track record

8     The Fund in Detail
      Portfolio holdings, financials and notes

--------------------------------------------------------------------------------

From the Chairman

75 Years Ago

State Street Research introduced one of the nation's first mutual funds and pioneered management and research methods that have become industry standard today. We were also one of the first firms to provide candid commentary on fund performance. And in recent years, we have been recognized for our prospectus simplification and plain English communications.

[PHOTO]

Ralph F. Verni

Our newly designed shareholder reports come out of that same tradition. We think the educational format, lively graphics and plain English style will make it easier for you to understand how your fund performed -- and why. We hope you agree.

We're proud to celebrate 75 years of excellence. But as we get ready to turn the calendar to the year 2000, our focus is on the future. We thank you for your confidence, and we look forward to continuing to help you work toward your financial goals in the years ahead.


Sincerely,

/s/ Ralph F. Verni

Ralph F. Verni
Chairman, State Street Research
October 31, 1999

[GRAPHIC]

--------
12 Month Review Management's Discussion of Fund Performance Part 1
--------

                            How State Street Research
                       International Equity Fund Performed

For the year ended October 31, 1999, International Equity Fund returned 27.02.(1) It outperformed the Morgan Stanley Capital International EAFE Index,(2) which gained 23.03% and the Lipper International Funds Average, which gained 25.53% over the same period.

Reasons for the Fund's Performance

Three major factors contributed to the fund's superior performance.

o First, we increased the fund's exposure to Japanese stocks at a very auspicious time. Japanese business sentiment has turned modestly positive and that optimism was reflected by the Japanese stock market, which delivered strong returns.

o Second, we reduced the number of stocks in the portfolio by about half and concentrated our investments in the fund's top ten positions, which account for approximately 35% of the portfolio.

o Third, we avoided the emerging markets which declined in the second quarter.

                                                           Class A Shares(1)

                                                               [GRAPHIC]

                                                                 27.02%

                                                           We increased the
                                                           fund's exposure to
                                                           Japan at a very
                                                           auspicious time.

                                                             [PHOTO]

                                                           Tom Moore
                                                           Portfolio Manager,
                                                           State Street Research
                                                           International Equity
                                                           Fund

Disappointments in Europe

The fund's investments in Europe were laggards. However, European economies have picked up and there are signs of renewed strength for the period ahead.

Outlook

We continue to search for companies that have demonstrated strong earnings growth, regardless of whether such gains are the result of attractive industry conditions or cost-cutting or restructuring, which has become a major theme in both Japan and in Europe. We are optimistic about the potential for markets outside the U.S. in the year ahead, especially in Asia where we believe the turnaround is still in its early stages.

                                            Morgan Stanley Capital International
                                                        EAFE Index(1)

                                                          [GRAPHIC]

                                                            23.03%

More Management's Discussion of Fund Performance on pages 6 and 7. |_|

Because financial markets and mutual fund strategies are constantly evolving, it's possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.


2 State Street Research International Equity Fund

        ------------------------------------------------------------------------
[PHOTO] The Fund at a Glance as of 10/31/99
        ------------------------------------------------------------------------

        State Street Research International Equity Fund is an aggressive growth fund investing in stocks of foreign companies.

Takara Shuzo

This Japanese beverage manufacturer, with a significant interest in biotechnology, was one of the fund's top performers. We believe it continues to have potential for future earnings gains from biotechnology business, which could translate into a higher stock price.

                                    [GRAPHIC]

                                      Hits
                                        &
                                     Misses

                                    [GRAPHIC]

Diageo PLC

Higher production costs, weak profits in Latin America and tough year-over-year comparisons resulted in disappointing performance for Diageo PLC, parent company of Burger King. However, we believe Diageo is a quality company and continue to own its shares.

Total net assets: $61 million

--------------------------------------------------------------------------------
Top 10 Holdings

    Issuer/Security            % of fund assets

1   Fujisawa Pharmaceutical                6.1%

2   Hikari Tsushin                         5.8%

3   Takara Shuzo                           5.7%

4   Mannesmann                             3.4%

5   Clariant                               2.9%

6   Ricoh                                  2.7%

7   Kyocera                                2.7%

8   Nikon                                  2.4%

9   Stora Enso                             2.3%

10  L.M. Ericsson Telephone                2.2%

    Total                                 36.2%

See page 11 for more detail.

Performance: Class A
Year ended 10/31/99: 27.02%(1)

Fund average annual total return as of 10/31/99(3)(4)

                                  Life of Fund
1 Year    3 Years     5 Years       (1/22/92)
----------------------------------------------
19.72%     10.21%      3.44%          8.50%

MSCI EAFE Index as of 10/31/99(2)

                                  Life of Fund
1 Year    3 Years     5 Years       (1/31/92)
----------------------------------------------
23.03%     12.17%      9.21%          9.91%

Fund average annual total return as of 9/30/99(3)(4)

                                  Life of Fund
1 Year    3 Years     5 Years       (1/22/92)
----------------------------------------------
21.94%     7.63%       2.71%          7.87%

See pages 6 and 7 for data on other share classes.

MSCI EAFE Index as of 9/30/99(2)

                                  Life of Fund
1 Year    3 Years     5 Years       (1/31/92)
----------------------------------------------
30.95%     10.43%      9.12%          9.50%

--------------------------------------------------------------------------------

5 Largest Country Positions

by % of fund assets

     [The following was represented as a pie chart in the printed material]

1998

United Kingdom      23.9%
France              12.5%
Germany             11.2%
Switzerland          9.0%
Japan                8.9%

1999

Japan               35.8%
United Kingdom      12.0%
France               7.3%
Netherlands          6.0%
Sweden               5.2%

--------------------------------------------------------------------------------

Ticker Symbols

State Street Research International Equity Fund

Class A: SSIEX      Class B(1): SSNPX*       Class B: SSNBX
Class C: SSNDX      Class S: SSNCX

--------------------------------------------------------------------------------

(1)   Does not reflect sales charge.

(2) The Morgan Stanley Capital International EAFE Index (MSCI EAFE Index) is comprised of stocks from Europe, Australasia, and the Far East. The index is unmanaged and does not take sales charges into consideration. It is not possible to invest directly in the index.

(3)   At maximum applicable sales charge.

(4) Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower.

*     Proposed

[GRAPHIC] The Way We Think

                                  Japan on the
                                   Comeback --
                              Why Now? Where Next?

                                                                       [GRAPHIC]

It's happened before. Ever since the Japanese stock market peaked in 1989, then lost more than half of its value, there have been signs of a comeback every few years. The Japanese government would announce reforms and initiatives to stimulate the economy. Economic conditions would get a little better. Investors would become hopeful, only to have their hopes dashed when the momentum proved unsustainable.

Now, in the aftermath of one of the worst economic crises for Asian markets, Japan has emerged as one of the region's strongest performers. Last year the Nikkei 225 Index(5), a common measure of Japanese stock market performance, delivered its third consecutive year of losses. This year, the Nikkei has risen 29.62% through October 31, 1999. What's different this time -- and where can the Japanese stock market go from here?

The Government Steps In

Faced with an economy that was shrinking at a rate of 5% in 1997-1998 compared to a growth rate of 7% at its peak in the late 1980s, last year the Japanese government took steps to stimulate the economy by lowering taxes and opening up credit for small companies. "It's not the first time the government has stepped in," says Tom Moore, portfolio manager of State Street Research International Equity Fund. However, this time its commitment appears to be stronger.

Restructuring Is the Key

In addition to the government's measures to stimulate the economy, many

                                    [GRAPHIC]

Prosperity Emerges Around the World

Economic growth has been vibrant in key areas around the world, including Europe, China and certain Asian markets. In Japan, a major government stimulus package lifted business prospects and the stock market. The International Monetary Fund has projected economic growth of a modest 1% for Japan, an improvement over the contraction that was forecast earlier in the year. In 2000, growth could rise to 1.5% if consumer confidence strengthens and translates into higher spending. In Latin America, economic stability is returning slowly to Mexico and Argentina. Brazil has suffered through a recession, but there are signs of a better year to come. The outlook for Russia has improved, following a year of economic turmoil.

Inflation Not a Problem

Despite improving economic conditions, inflation remains under control in most foreign markets. A strong rebound in the Asian markets of Korea, Taiwan and Thailand has not led to an increase in inflation, thanks to excess manufacturing capacity in the area. In Japan, 1999 has been a year of deflation. Prices are expected to remain flat in the year ahead. In Europe, the new European Central Bank has kept the lid on inflation although it has raised interest rates.

The Euro's Mixed Returns

Although the new euro (common currency to 11 European nations) has slumped to near parity with the dollar and returns have been disappointing, one unanticipated result has been an explosion of euro-denominated bonds. In just ten months, the volume of European bonds has nearly tripled. And while that factor alone has not been able to offset the impact of rising interest rates, it is an encouraging sign for bond investors in the years ahead.

Faster Global Growth
Projected for 1999, 2000

                 Estimated Economic
Region              Growth in %
-----------------------------------
                   1999     2000
-----------------------------------
China               6.6      6.0
South Korea         6.5      5.5
U.S.                3.7      2.6
European Union      2.1      2.8
Japan               1.0      1.5
Brazil             -1.0      4.0
World               3.0      3.5
-----------------------------------

Source: International Monetary Fund, revised forecasts, September, 1999.


4 State Street Research International Equity Fund

Japanese companies have started to cut costs, sell off foreign assets, and initiate steps aimed at improving their balance sheets. This wave of restructuring, which is virtually unprecedented in Japan, has arisen primarily among local companies. "The Sonys and the Toshibas have been sheltered from the economic downturn because they began moving manufacturing operations outside Japan years ago, and their markets are multinational," says Moore. But many local companies had stopped growing. They were desperate to turn things around. Restructuring has helped rescue them.

Waiting for the Consumer

So far, an improvement in sentiment has been confined to the Japanese business sector. In order to sustain the momentum of the economy, and confirm the faith of the financial markets, the Japanese consumer will have to start spending. Consumers account for approximately 60% of Japanese economic activity. When economic conditions worsened, they tightened their belts and saved rather than spent. (The Japanese national savings rate is 20% or more compared to -1.5% in the U.S.) "Now that optimism is running high among Japanese businesses and corporate earnings have shown signs of improvement, we hope the consumer will join in," says Moore.

An Eye on the Yen

Even with the consumer on board, Moore cautions that there's one more ingredient to sustained economic health in Japan: the yen. It has strengthened against the dollar over the past year. And while that's good in the short term for American investors [see sidebar], over the long-term a strong yen would hurt Japanese exporters. And since Japan is primarily an export market, a too-strong yen could derail the current turnaround.

That said, Moore remains optimistic about Japan's prospects. "The government could take steps to bring the yen down into a more acceptable range. The banking sector, which has taken the biggest beating over the last decade, finally looks like it is on the mend. Technology and internet-related businesses have been strong -- use of the internet in Japan is one-fifth that of the U.S. All of those are positive signs of Japan's commitment to give this upturn some staying power.

[GRAPHIC]

[The following was represented as a bar chart in the printed material]

Japan's Stock Market Has Soared

Total Return, Nikkei 225 Index
(in U.S. dollars)

                                          ytd
                                       10/31/99
 1995      1996      1997      1998      1999
------    -------   -------   -------   -------
 0.74%    -2.55%    -21.19%   -9.28%     29.62%

5 The Nikkei 225 Index is comprised of 225 leading stocks traded on the Tokyo stock exchange. The index is unmanaged and does not take sales charges into consideration. It is not possible to invest directly in the index.

A Closer Look [GRAPHIC]

How currency affects returns on foreign funds

[GRAPHIC]

When a mutual fund invests in foreign stocks, it takes on risk above and beyond those associated with the fortunes of the individual company and its earnings power. The single biggest additional risk is that the fund is exposed to a shift in exchange rates. For example, when the yen rises against the dollar, it's good for Americans with investments in Japan, because it raises the return in dollars. However, a rising yen also raises the prices of the goods and services which Japan exports. Over time that can make these Japanese companies less competitive, and eventually, less profitable.

What every country wants is a relatively stable exchange rate. In Japan, the current wisdom is that a range between 105 and 120 yen per dollar would be stable. Lower than 105, and the yen would be considered overvalued; anything higher than 120 and the dollar would be considered overvalued, exposing U.S. markets to the same competitive risks in terms of goods it sells into Japan. The difference, however, is that Japan relies far more on the U.S. as an export market than the U.S. relies on Japan. As a result, a rising dollar would probably hurt the U.S. less than a rising yen would hurt Japan.

[GRAPHIC]
-----------
Performance in Perspective Management's Discussion of Fund Performance Part 2
-----------

                   Performance Figures as of October 31, 1999

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is never a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. Three ways of measuring long-term performance are cumulative returns, average annual returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

This represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated. Performance would be lower if sales charges were reflected.

Average Annual Total Return

Average annual total return percentage is the rate you would have had to earn during each year of a given time period -- say, five years -- in order to end up with the fund's actual cumulative return for those five years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over Life of Fund

This example is similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000. It also compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
Class A Front Load
-------

o Initial sales charge of 5.75% or less, with lower sales charges for larger investments (see a prospectus for details)

o Lower annual expenses than Class B(1) or Class C shares because of lower service (12b-1) fee of 0.25%

                                                                Life of Fund
Cumulative Total Return            1 Year    3 Years   5 Years   (1/22/92)
(does not reflect              -----------------------------------------------
sales charge)                      27.02%     42.04%    25.67%    100.19%

                                                                Life of Fund
Average Annual Total Return        1 Year    3 Years   5 Years   (1/22/92)
(at maximum applicable         -----------------------------------------------
sales charge)                      19.72%     10.21%    3.44%      8.50%

    [The following was represented as a line chart in the printed material]

            Class A      MSCI EAFE Index
            -------      ---------------
"92"          8279            8845
"93"         12267           12158
"94"         15014           13385
"95"         13456           13335
"96"         13283           14734
"97"         13572           15414
"98"         14854           16900
"99"         18868           20793

                           $10,000 Over Life of Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B(1) Back Load for accounts opened after 1/1/99
----------

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within six years

o     Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                                Life of Fund
Cumulative Total Return            1 Year    3 Years   5 Years   (1/22/92)
(does not reflect              -----------------------------------------------
sales charge)                      26.30%     39.01%    21.18%     92.16%

                                                                Life of Fund
Average Annual Total Return        1 Year    3 Years   5 Years   (1/22/92)
(at maximum applicable         -----------------------------------------------
sales charge)                      21.30%     10.80%    3.57%      8.76%

    [The following was represented as a line chart in the printed material]

           Class B1        MSCI EAFE Index
           --------        ---------------
"92"         8784                8845
"93"        13015               12158
"94"        15858               13385
"95"        14098               13335
"96"        13823               14734
"97"        14007               15414
"98"        15215               16900
"99"        19216               20793

                           $10,000 Over Life of Fund

--------------------------------------------------------------------------------


6 State Street Research International Equity Fund

--------------------------------------------------------------------------------
Class B Back Load for accounts opened before 1/1/99
-------

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within five years

o     Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                                Life of Fund
Cumulative Total Return            1 Year    3 Years   5 Years   (1/22/92)
(does not reflect              -----------------------------------------------
sales charge)                      26.30%     39.01%    21.18%     92.16%

                                                                Life of Fund
Average Annual Total Return        1 Year    3 Years   5 Years   (1/22/92)
(at maximum applicable         -----------------------------------------------
sales charge)                      21.30%     10.80%    3.57%      8.76%

    [The following was represented as a line chart in the printed material]

              Class B          MSCI EAFE Index
              -------          ---------------
"92"           8784                 8845
"93"          13015                12158
"94"          15858                13385
"95"          14098                13335
"96"          13823                14734
"97"          14007                15414
"98"          15215                16900
"99"          19216                20793

                           $10,000 Over Life of Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Level Load
-------

o     No initial sales charge

o Deferred sales charge of 1%, paid if you sell shares within one year of purchase

o     Lower deferred sales charge than Class B(1) shares

o     Annual distribution/service (12b-1) fee of 1.00%

o No conversion to Class A shares after eight years, so annual expenses do not decrease

                                                                Life of Fund
Cumulative Total Return            1 Year    3 Years   5 Years   (1/22/92)
(does not reflect              -----------------------------------------------
sales charge)                      26.17%     39.03%    21.06%     91.97%

                                                                Life of Fund
Average Annual Total Return        1 Year    3 Years   5 Years   (1/22/92)
(at maximum applicable         -----------------------------------------------
sales charge)                      25.17%     11.61%    3.90%      8.74%

    [The following was represented as a line chart in the printed material]

                Class C        MSCI EAFE Index
                -------        ---------------
"92"             8784                8845
"93"            13015               12158
"94"            15858               13385
"95"            14098               13335
"96"            13808               14734
"97"            14007               15414
"98"            15215               16900
"99"            19197               20793

                           $10,000 Over Life of Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class S Special Programs
-------

o Available through certain retirement accounts, advisory accounts of the investment manager and other programs that usually involve special conditions and separate fees (see a prospectus for details)

o     No sales charges of any kind

o No distribution/service (12b-1) fees; annual expenses are lower than for other share classes

                                                                Life of Fund
Cumulative Total Return            1 Year    3 Years   5 Years   (1/22/92)
(does not reflect              -----------------------------------------------
sales charge)                      27.48%     43.26%    27.34%    103.40%

                                                                Life of Fund
Average Annual Total Return        1 Year    3 Years   5 Years   (1/22/92)
(at maximum applicable         -----------------------------------------------
sales charge)                      27.48%    12.73%     4.95%      9.55%

    [The following was represented as a line chart in the printed material]

            Class S         MSCI EAFE Index
            -------         ---------------
"92"          8784               8845
"93"         13015              12158
"94"         15974              13385
"95"         14351              13335
"96"         14198              14734
"97"         14534              15414
"98"         15955              16900
"99"         20340              20793

                           $10,000 Over Life of Fund

--------------------------------------------------------------------------------

A Closer Look [GRAPHIC]

12b-1 fees

12b-1 fees are named after the SEC rule that permits them.

The fund pays 12b-1 fees to cover service and distribution costs. The fees cover personal services and the maintenance of shareholder accounts.

The fees also cover selling and marketing expenditures for the sale of fund shares.

The fund pays 12b-1 fees out of its assets, so shareholders see them as an indirect charge rather than a direct charge.

All of the performance figures on these pages assume reinvestment of dividends and distributions.

The average annual total returns for the fund also include the effects of any fees and sales charges that would apply for each share class.

The MSCI EAFE Index is an unmanaged index and is comprised of stocks from Europe, Australasia, and the Far East. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

Keep in mind that past performance is no guarantee of future results. The fund's share price and return will fluctuate and you may have a gain or loss when you sell your shares.

Class B(1) was introduced January 1, 1999.

[GRAPHIC]
-------------------
The Fund  in Detail
--------

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the past fiscal year and give a summary of operations on a per share basis for the past five fiscal years. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

                                                                         [PHOTO]

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 9 to 20 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, check the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To get a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.


8 State Street Research International Equity Fund

About the Fund
--------------------------------------------------------------------------------

Business structure

State Street Research International Equity Fund is a mutual fund. A mutual fund allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Financial Trust, a Massachusetts business trust and is an open-end management investment company. The fund is a successor to a series of State Street Research Portfolios, Inc., a Maryland Corporation.

Four entities administer the fund's main business functions:

o The board of trustees oversee the fund with its shareholders' interests in mind and have ultimate responsibility for the fund's activities.

o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities and receives the management fee as compensation.

o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders and provides other shareholder services.

o The custodian, State Street Bank and Trust Company, holds fund securities, provides data on their market value and handles related services.

The investment manager and the distributor are subsidiaries of Metropolitan Life Insurance Company, better known as MetLife. State Street Bank and Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

Goal and strategy

The fund seeks to provide long-term growth of capital by investing primarily in common stocks and equity-related securities of non-U.S. companies.

Share classes

The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B) but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.


            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day wasn't a business day, then the most recent business day). The fund uses the following methods for determining the values of various types of securities:

      o Listed securities -- The fund uses the price of the last sale on a national securities exchange that was quoted before the close of the New York Stock Exchange.

      o Over-the-counter securities -- The fund uses the closing prices quoted on the Nasdaq system. If a security hasn't traded that day, or if it is not quoted on the Nasdaq system, the value is set at halfway between the closing bid and asked quotations.

      o Securities maturing within sixty days -- The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

      o Other securities -- The fund prices these securities at fair value under procedures established and supervised by the trustees.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

      o     Interest -- The fund accrues interest daily as it earns it.

      o     Cash dividends -- The fund accrues these on the ex-dividend date.

The fund may use forward foreign currency exchange contracts for hedging purposes, attempting to offset a potential loss in one position by establishing an interest in an opposite position. The fund accounts for forward contracts by recording their total principal in its accounts and then marking them to market.

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral in receives in theses transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear a loss. The fund accounts for income from the lending of its securities by including it in interest income.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used accounting principles generally accepted in the United States. The fund distributes its earnings on the following schedule:

      o Dividends from net investment income -- The fund ordinarily declares and pays these annually, if any.

      o Net realized capital gains -- The fund distributes these annually, if any.

If the fund has no earnings to distribute, it won't make a distribution.

The fund does not intend to pay federal income tax. This is because it intends to be exempt from taxes under Subchapter M of the Internal Revenue Code, in part because it makes distributions as described above.

The fund pays expenses as follows:

      o Expenses attributed to the fund -- The fund pays these directly. Examples of these expenses include the management fee, transfer agent fee, custodian fee and distribution and service fees.

      o Expenses attributed to the trust of which the fund is a series -- These expenses are divided up among all funds in the trust. Each fund pays a proportional share. Examples of these expenses include the legal fees and trustees fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities and income and expenses. Actual results could differ from those estimates.

The fund's securities and investment practices carry certain risks.


The text and notes are an integral part of the financial statements.

10 State Street Research International Equity Fund

Portfolio Holdings  October 31, 1999
--------------------------------------------------------------------------------

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and by smaller sub-groups as well. For example, we have grouped this fund's stocks by country of incorporation.

The solid colored circles (1) show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Key to symbols

*     Denotes a security which has not paid a dividend during the last year.

+ Denotes an American Depositary Receipt or a Global Depositary Receipt, a form of ownership of foreign securities that is traded in the United States and denominated in U.S. dollars.
--------------------------------------------------------------------------------

                                                                         Market
     Issuer                                              Shares          Value
     ===========================================================================

     Common Stocks  93.7% of net assets

     Australia 0.7%
     ---------------------------------------------------------------------------
     National Australia Bank                             12,400         $191,361
     ---------------------------------------------------------------------------
     Rio Tinto Ltd.                                      12,950          208,165
     ---------------------------------------------------------------------------
                                                                         399,526
                                                                       ---------
     Belgium 1.7%
     ---------------------------------------------------------------------------
     Delhaize-Le Lion SA                                  5,580          392,364
     ---------------------------------------------------------------------------
     GPE Bruxelles                                        1,880          325,493
     ---------------------------------------------------------------------------
     Kredietbank                                          5,700          293,782
     ---------------------------------------------------------------------------
                                                                       1,011,639
                                                                       ---------
     Canada 0.3%
     ---------------------------------------------------------------------------
     AMR Technologies Inc.                              133,000          180,719
     ---------------------------------------------------------------------------
     Kemgas Ltd.*                                       187,000           27,950
     ---------------------------------------------------------------------------
                                                                         208,669
                                                                       ---------
     Denmark 1.5%
     ---------------------------------------------------------------------------
     Damgaard A/S                                        13,000          689,899
     ---------------------------------------------------------------------------
     ISS International Service
       Systems SA Cl. B                                   4,000          214,541
     ---------------------------------------------------------------------------
                                                                         904,440
                                                                       ---------
     Finland 4.2%
     ---------------------------------------------------------------------------
(9)  Stora Enso Oy                                      103,000        1,371,413
     ---------------------------------------------------------------------------
     Nokia AB Oy                                         10,600        1,213,189
     ---------------------------------------------------------------------------
                                                                       2,584,602
                                                                       ---------
     France 7.3%
     ---------------------------------------------------------------------------
     Alcatel Alsthom                                      2,475          386,594
     ---------------------------------------------------------------------------
     Cie de St. Gobain                                    2,100          364,466
     ---------------------------------------------------------------------------
     Elf Aquitaine SA                                         9            1,325
     ---------------------------------------------------------------------------
     France Telecom SA                                    3,792          366,354
     ---------------------------------------------------------------------------
     Lafarge SA                                           3,887          374,102
     ---------------------------------------------------------------------------
     Sanofi Synthelabo SA                                13,340          588,629
     ---------------------------------------------------------------------------
     Societe Generale de France SA                        6,000        1,306,398
     ---------------------------------------------------------------------------
     Total SA Cl. B                                       7,893        1,066,839
     ---------------------------------------------------------------------------
                                                                       4,454,707
                                                                       ---------
     Germany 4.7%
     ---------------------------------------------------------------------------
     Celanese AG                                            585            9,230
     ---------------------------------------------------------------------------
     Hoechst AG                                           5,850          257,516
     ---------------------------------------------------------------------------
(4)  Mannesmann AG                                       13,300        2,091,446
     ---------------------------------------------------------------------------
     Siemens AG                                           5,300          475,810
     ---------------------------------------------------------------------------
                                                                       2,834,002
                                                                       ---------
     Hong Kong 1.8%
     ---------------------------------------------------------------------------
     China Telecom Ltd.*                                126,000          430,624
     ---------------------------------------------------------------------------
     Giordano International Ltd. 630,000                                 669,048
     ---------------------------------------------------------------------------
                                                                       1,099,672
                                                                       ---------


      The text and notes are an integral part of the financial statements.

Portfolio Holdings October 31, 1999 continued

                                                                         Market
     Issuer                                           Shares             Value
     ===========================================================================

     Ireland 0.2%
     ---------------------------------------------------------------------------
     Eircom PLC                                        34,400        $   142,925
                                                                      ----------

     Italy 2.2%
     ---------------------------------------------------------------------------
     Assicuraziono Generali SPA                        13,650            437,911
     ---------------------------------------------------------------------------
     ENI SPA +                                         64,000            374,290
     ---------------------------------------------------------------------------
     La Rinascente SPA                                 34,000            236,035
     ---------------------------------------------------------------------------
     Montedison SPA                                   146,380            260,979
     ---------------------------------------------------------------------------
                                                                       1,309,215
                                                                      ----------
     Japan 35.8%
     ---------------------------------------------------------------------------
     Amada Co. Ltd.                                    94,900            728,110
     ---------------------------------------------------------------------------
(1)  Fujisawa Pharmaceutical Co.Ltd                   148,000          3,704,613
     ---------------------------------------------------------------------------
(2)  Hikari Tsushin Inc.                                4,400          3,540,424
     ---------------------------------------------------------------------------
     Hoya Corp.                                        14,000          1,007,001
     ---------------------------------------------------------------------------
     Ito-Yokado Co., Ltd.                              14,000          1,119,785
     ---------------------------------------------------------------------------
     Kirin Brewery Co. Ltd.                            39,000            446,590
     ---------------------------------------------------------------------------
(7)  Kyocera Corp.                                     16,800          1,611,202
     ---------------------------------------------------------------------------
     Mikuni Coca-Cola Bottling Co.                     12,600            265,848
     ---------------------------------------------------------------------------
(8)  Nikon Corp.                                       61,000          1,450,849
     ---------------------------------------------------------------------------
(6)  Ricoh Co. Ltd.                                    99,000          1,615,028
     ---------------------------------------------------------------------------
     Shionogi & Co. Ltd.                               54,000            496,653
     ---------------------------------------------------------------------------
(3)  Takara Shuzo Co. Ltd.                            249,000          3,457,869
     ---------------------------------------------------------------------------
     Takeda Chemical Industries Ltd.                   14,000            804,258
     ---------------------------------------------------------------------------
     Terumo Corp. *                                    23,000            699,242
     ---------------------------------------------------------------------------
     Toshiba Corp.                                    139,000            874,499
     ---------------------------------------------------------------------------
                                                                      21,821,971
                                                                      ----------

     Korea 0.4%
     ---------------------------------------------------------------------------
     Samsung Electronics Ltd. +                         1,339            223,260
                                                                      ----------

     Malaysia 1.7%
     ---------------------------------------------------------------------------
     Malayan Banking BHD                              215,000            729,868
     ---------------------------------------------------------------------------
     Telekom Malaysia BHD                             105,000            323,290
     ---------------------------------------------------------------------------
                                                                       1,053,158
                                                                      ----------
     Netherlands 6.0%
     ---------------------------------------------------------------------------
     Akzo Nobel NV                                      6,272            270,089
     ---------------------------------------------------------------------------
     Benckiser NV Cl. B                                 6,300            372,418
     ---------------------------------------------------------------------------
     Heineken NV                                       10,800            550,845
     ---------------------------------------------------------------------------
     ING Groep NV                                      11,358            669,983
     ---------------------------------------------------------------------------
     Philips Electronics NV                            11,408          1,169,952
     ---------------------------------------------------------------------------
     Royal Dutch Petroleum Co.                         10,000            597,766
     ---------------------------------------------------------------------------
                                                                       3,631,053
                                                                      ----------
     Norway 1.4%
     ---------------------------------------------------------------------------
     Norsk Hydro AS                                    22,000            877,365
                                                                      ----------

     Singapore 1.2%
     ---------------------------------------------------------------------------
     City Development Ltd.                             68,000            351,590
     ---------------------------------------------------------------------------
     DBS Bank Ltd.                                     33,610            379,888
     ---------------------------------------------------------------------------
                                                                         731,478
                                                                      ----------

     Spain 0.8%
     ---------------------------------------------------------------------------
     Repsol SA                                             22,000        453,558
                                                                      ----------

     Sweden 5.2%
     ---------------------------------------------------------------------------
     Autoliv AB +                                           9,480        302,014
     ---------------------------------------------------------------------------
     Electrolux AB                                         20,000        398,833
     ---------------------------------------------------------------------------
(10) L.M. Ericsson Telephone Co. Cl. B                     32,900      1,368,166
     ---------------------------------------------------------------------------
     Skandia Foersaekrings AB                              23,550        524,033
     ---------------------------------------------------------------------------
     Skanska AB Cl. B                                      15,600        570,963
     ---------------------------------------------------------------------------
                                                                       3,164,009
                                                                      ----------
     Switzerland 4.6%
     ---------------------------------------------------------------------------
(5)  Clariant AG                                            4,000      1,750,312
     ---------------------------------------------------------------------------
     CS Holding AG                                          1,424        273,721
     ---------------------------------------------------------------------------
     Schweiz Ruckversicher AG                                 124        257,062
     ---------------------------------------------------------------------------
     UBS AG                                                 1,831        532,735
     ---------------------------------------------------------------------------
                                                                       2,813,830
                                                                      ----------
     United Kingdom 12.0%
     ---------------------------------------------------------------------------
     Abbey National PLC                                    18,300        357,238
     ---------------------------------------------------------------------------
     Barclays PLC                                          15,800        484,721
     ---------------------------------------------------------------------------
     British Telecom PLC                                   59,650      1,082,106
     ---------------------------------------------------------------------------
     Diageo PLC                                            70,500        717,084
     ---------------------------------------------------------------------------
     HSBC Holdings PLC                                     61,650        758,254
     ---------------------------------------------------------------------------
     Orange PLC                                            35,000        869,581
     ---------------------------------------------------------------------------
     RTZ Corp.                                             52,600        898,031
     ---------------------------------------------------------------------------
     SmithKline Beecham PLC                                53,400        688,813
     ---------------------------------------------------------------------------
     Vodafone Airtouch Group PLC                          165,000        768,647
     ---------------------------------------------------------------------------
     W.H. Smith Group PLC                                  33,330        243,443
     ---------------------------------------------------------------------------
     Zeneca Group PLC                                      10,080        455,826
     ---------------------------------------------------------------------------
                                                                       7,323,744
     ---------------------------------------------------------------------------
     Total Common Stocks                                              57,042,823
                                                                      ----------

--------------------------------------------------------------------------------
           The fund paid a total of $40,374,292 for these securities.
--------------------------------------------------------------------------------

     Equity-Related Securities  2.1% of net assets
     ---------------------------------------------------------------------------
     Prosieben Media AG Pfd.                                4,750        194,855
     ---------------------------------------------------------------------------
     Samsung Electronics Ltd. Pfd.                          9,500      1,108,796
     ---------------------------------------------------------------------------
     Total Equity-Related Securities                                   1,303,651
                                                                      ----------

--------------------------------------------------------------------------------
             The fund paid a total of $350,992 for these securities.
--------------------------------------------------------------------------------


The text and notes are an integral part of the financial statements.

12 State Street Research International Equity Fund

                                                 Coupon    Maturity      Amount of     Market
                                                  Rate       Date        Principal     Value
===============================================================================================
Short-Term Obligations  7.3% of net assets
-----------------------------------------------------------------------------------------------
American Express Credit Corp.                     5.28%   11/01/1999    $2,987,000   $2,987,000
-----------------------------------------------------------------------------------------------
Ford Motor Credit Co.                             5.28%   11/03/1999     1,440,000    1,440,000
                                                                                     ----------
-----------------------------------------------------------------------------------------------
Total Short-Term Obligations                                                          4,427,000
                                                                                     ----------

--------------------------------------------------------------------------------
The fund paid a total of $4,427,000 for these securities.
--------------------------------------------------------------------------------

                                                             % of
                                                          Net Assets
===============================================================================================
Summary of Portfolio Assets
-----------------------------------------------------------------------------------------------
Total Investments                                            103.1%                 $62,773,474
-----------------------------------------------------------------------------------------------
Cash and Other Assets, Less Liabilities                       (3.1%)                 (1,874,423)
                                                             -----                  -----------
-----------------------------------------------------------------------------------------------
Net Assets                                                   100.0%                 $60,899,051
                                                             =====                  ===========

--------------------------------------------------------------------------------
The fund paid a total of $45,152,284 for these securities.
--------------------------------------------------------------------------------

Forward currency exchange contracts that were outstanding at October 31, 1999:

                                                                            Unrealized
                                                             Contract      Appreciation    Delivery
Transaction                                Total Value         Price      (Depreciation)     Date
---------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Sell Japanese yen, Buy U.S. dollars      622,325,000 JPY    0.00884 JPY   $  (532,263)     12/30/99
---------------------------------------------------------------------------------------------------
Sell Japanese yen, Buy U.S. dollars      452,120,000 JPY    0.00885 JPY      (382,448)     12/30/99
---------------------------------------------------------------------------------------------------
Sell Japanese yen, Buy U.S. dollars      472,592,381 JPY    0.00899 JPY      (394,650)      3/31/00
---------------------------------------------------------------------------------------------------
Buy Japanese yen, Sell U.S. dollars    1,074,445,000 JPY    0.00965 JPY        45,622      12/30/99
                                                                          -----------
---------------------------------------------------------------------------------------------------
                                                                          $(1,263,739)
                                                                          ===========

Federal Income Tax Information

At October 31, 1999, the net unrealized appreciation of investments based on cost for Federal income tax purposes of $45,194,989 was as follows:

Aggregate gross unrealized appreciation for all investments in
which there is an excess of value over tax cost                   $18,852,697

Aggregate gross unrealized depreciation for all investments in
which there is an excess of tax cost over value                    (1,274,212)
                                                                  -----------
                                                                  $17,578,485
                                                                  ===========


            The text and notes are an integral part of the financial statements.

Statement of
Assets and Liabilities  October 31, 1999
--------------------------------------------------------------------------------

This is the fund's balance sheet as of the report date. It shows the fund's assets, its liabilities and, by subtraction, its net assets. It also shows the share price for each share class as of the report date.

Assets

Investments, at market value                                        $62,773,474

--------------------------------------------------------------------------------
The fund paid a total of $45,152,284 for these securities.
--------------------------------------------------------------------------------

Cash                                                                         56
Receivable for fund shares sold                                         186,999
Foreign tax receivable                                                   63,801
Dividends and interest receivable                                        56,564
Receivable for open forward contracts                                    45,622
Other assets                                                             22,637
                                                                    -----------
                                                                     63,149,153

Liabilities

Payable for open forward contracts                                    1,309,361
Payable for fund shares redeemed                                        385,872
Accrued transfer agent and shareholder services                          51,622
Accrued trustees' fees                                                   51,482
Accrued management fee                                                   45,033
Accrued distribution and service fees                                    23,520
Other accrued expenses                                                  383,212
                                                                    -----------
                                                                      2,250,102
                                                                    -----------

Net Assets                                                          $60,899,051
                                                                    ===========

Net Assets consist of:
  Unrealized appreciation of investments                            $17,621,190
  Unrealized depreciation of forward contracts
     and foreign currency                                            (1,263,488)
  Accumulated net realized gain                                       2,109,470
  Paid-in capital                                                    42,431,879
                                                                    -----------
                                                                    $60,899,051
                                                                    ===========

--------------------------------------------------------------------------------
                    Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

                Net Assets  /   Number of Shares   =    NAV

            A     $22,666,805       1,763,392         $12.85*

            B(1)   $2,432,644         195,930         $12.42**

            B     $19,865,307       1,599,791         $12.42**

            C      $2,338,938         187,989         $12.44**

            S     $13,595,357       1,043,309         $13.03

*     Maximum offering price per share $13.63 ($12.85/.9425)

** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.
--------------------------------------------------------------------------------


The text and notes are an integral part of the financial statements.

14 State Street Research International Equity Fund

Statement of
Operations  For the year ended October 31, 1999
--------------------------------------------------------------------------------

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income

Dividends                                                             $ 632,930

--------------------------------------------------------------------------------
The fund paid foreign taxes of $98,882.
--------------------------------------------------------------------------------

Interest                                                                 92,224
                                                                    -----------
                                                                        725,154

Expenses

Management fee                                                          505,018

--------------------------------------------------------------------------------
The management fee is 0.95% of fund net assets, annually.
--------------------------------------------------------------------------------

Transfer agent and shareholder services                                 219,209

--------------------------------------------------------------------------------
Includes a total of $111,799 paid to the distributor for the services it provided and to MetLife for similar services it provided, including maintaining the accounts of some investors who hold shares through that firm's employee benefit plans and other sponsored arrangements.
--------------------------------------------------------------------------------

Custodian fee                                                           161,633
Legal fees                                                               83,604
Registration fees                                                        65,308
Audit fee                                                                29,496
Reports to shareholders                                                  21,536
Service fee-Class A                                                      45,172
Distribution and service fees - Class B(1)                               10,907
Distribution and service fees - Class B                                 193,839
Distribution and service fees - Class C                                  17,030

--------------------------------------------------------------------------------
Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover distribution and marketing expenditures for the sale of fund shares.
--------------------------------------------------------------------------------

Trustees' fees                                                            6,902

--------------------------------------------------------------------------------
Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees fees to affiliated trustees).
--------------------------------------------------------------------------------

Miscellaneous                                                            19,816
                                                                    -----------
                                                                      1,379,470
Expenses borne by the Distributor                                      (224,693)

--------------------------------------------------------------------------------
Represents the share of expenses that the fund's distributor and its affiliates paid voluntarily.
--------------------------------------------------------------------------------

Fees paid indirectly                                                    (10,692)
                                                                    -----------

--------------------------------------------------------------------------------
Represents transfer agent credits earned from uninvested cash balances.
--------------------------------------------------------------------------------

                                                                      1,144,085
                                                                    -----------
Net investment loss                                                    (418,931)
                                                                    -----------
Realized and Unrealized Gain (Loss)
on Investments, Foreign Currency and
Forward Contracts

Net realized gain on investments                                      4,877,730

--------------------------------------------------------------------------------
To earn this, the fund sold $48,818,672 of securities. During this same period, the fund also bought $41,128,065 worth of securities. These figures don't include short-term obligations or U.S. government securities.
--------------------------------------------------------------------------------

Net realized loss on foreign currency
  and forward contracts                                                 (28,736)
                                                                    -----------
Total net realized gain                                               4,848,994
                                                                    -----------
Net unrealized appreciation of investments                           10,342,200

Net unrealized depreciation of foreign
  currency and forward contracts                                     (1,271,411)
                                                                    -----------
Total net unrealized appreciation                                     9,070,789
                                                                    -----------
Net gain on investments and
  foreign currency                                                   13,919,783
                                                                    -----------
Net increase in net assets resulting
  from operations                                                   $13,500,852
                                                                    ===========


            The text and notes are an integral part of the financial statements.

Statement of
Changes in Net Assets
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders buying and selling fund shares.

                                                      Years ended October 31
--------------------------------------------------------------------------------
                                                       1998            1999
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets

Operations:
Net investment loss                                 $  (230,253)    $  (418,931)
Net realized gain (loss) on investments,
  foreign currency and forward contracts               (102,640)      4,848,994
Net unrealized appreciation of investments,
  foreign currency and forward contracts              5,397,538       9,070,789
                                                    ---------------------------
Net increase resulting
  from operations                                     5,064,645      13,500,852
                                                    ---------------------------

Dividend from net investment income:
  Class A                                                    --        (292,925)
  Class B                                                    --        (244,476)
  Class C                                                    --         (15,769)
  Class S                                                    --        (276,150)
                                                    ---------------------------
                                                             --        (829,320)
                                                    ---------------------------
Net decrease from fund
  share transactions                                (15,481,066)     (3,314,527)
                                                    ---------------------------
Total increase (decrease) in net assets             (10,416,421)      9,357,005
                                                    ---------------------------

Net Assets

Beginning of year                                    61,958,467      51,542,046
                                                    ---------------------------
End of year                                         $51,542,046     $60,899,051
                                                    ===========================

--------------------------------------------------------------------------------
Includes undistributed net investment income of $191,399 and $0, respectively.
--------------------------------------------------------------------------------


The text and notes are an integral part of the financial statements.

16 State Street Research International Equity Fund

--------------------------------------------------------------------------------
These transactions break down by share class as follows:

                                                                 Years ended October 31
                                           ---------------------------------------------------------------------

                                                        1998                              1999
                                           ---------------------------------------------------------------------
Class A                                       Shares           Amount            Shares           Amount
================================================================================================================
Shares sold                                   616,996     $   6,446,526        12,204,470     $ 136,019,145*

Issued upon reinvestment of dividend               --                --            27,110           290,733

Shares redeemed                              (887,211)       (9,176,281)      (11,933,749)     (133,507,842)
                                           ---------------------------------------------------------------------
Net increase (decrease)                      (270,215)    ($  2,729,755)          297,831     $   2,802,036
                                           ---------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

Class B(1)(a)                                 Shares           Amount            Shares           Amount
================================================================================================================
Shares sold                                        --                --           200,533     $   2,219,325**

Shares redeemed                                    --                --            (4,603)          (49,182)***
                                           ---------------------------------------------------------------------
Net increase                                       --                --           195,930     $   2,170,143
                                           ---------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

Class B                                       Shares           Amount            Shares           Amount
================================================================================================================
Shares sold                                   775,911     $   7,733,355           196,958     $   2,142,564**

Issued upon reinvestment of dividend               --                --            22,009           229,109

Shares redeemed                            (1,046,783)      (10,123,972)         (740,587)       (7,898,039)***
                                           ---------------------------------------------------------------------
Net decrease                                 (270,872)    ($  2,390,617)         (521,620)    ($  5,526,366)
                                           ---------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

Class C                                       Shares           Amount            Shares           Amount
================================================================================================================
Shares sold                                   104,094     $   1,078,738           918,627     $  10,353,880

Issued upon reinvestment of dividend               --                --               908             9,484

Shares redeemed                              (202,224)       (1,979,014)         (903,008)      (10,171,596)****
                                           ---------------------------------------------------------------------
Net increase (decrease)                       (98,130)    ($    900,276)           16,527     $     191,768
                                           ---------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

Class S                                       Shares           Amount            Shares           Amount
================================================================================================================
Shares sold                                   870,178     $   8,986,352           227,729     $   2,532,707

Issued upon reinvestment of dividend               --                --            24,820           269,057

Shares redeemed                            (1,797,863)      (18,446,770)         (513,083)       (5,753,872)
                                           ---------------------------------------------------------------------
Net decrease                                 (927,685)    ($  9,460,418)         (260,534)    ($  2,952,108)
                                           ---------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

      The trustees have the authority to issue an unlimited number of fund shares, with a $.001 par value per share.

* Sales charges of $5,862 and $34,239 were collected by the distributor and MetLife on sales of these shares.

** Like all broker-dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $10,839 and $16,714 for Class B(1) and Class B, were paid by the distributor, not the fund.

*** Includes $1,619 and $47,332 in deferred sales charges collected by the distributor for Class B(1) and Class B.

****  Includes $29 in deferred sales charges collected by the distributor.

(a)   January 1, 1999 (commencement of share class) to October 31, 1999.
--------------------------------------------------------------------------------


            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

These provide a summary of each share class's financial performance for the past five fiscal years.

                                                                                          Class A
                                                              ================================================================

                                                                                   Years ended October 31
                                                              ----------------------------------------------------------------
Per Share Data                                                1995 (a)      1996 (a)      1997 (a)      1998 (a)      1999 (a)
==============================================================================================================================
Net asset value, beginning of year ($)                          10.98          9.34          9.22          9.42         10.31
                                                               ------        ------        ------        ------        ------
 Net investment loss ($)*                                       (0.08)        (0.04)        (0.02)        (0.01)        (0.06)

 Net realized and unrealized gain (loss) on investments,
 foreign currency and forward contracts ($)                     (1.04)        (0.08)         0.22          0.90          2.81
                                                               ------        ------        ------        ------        ------
Total from investment operations ($)                            (1.12)        (0.12)         0.20          0.89          2.75
                                                               ------        ------        ------        ------        ------
 Dividend from net investment income ($)                           --            --            --            --         (0.21)

 Distribution from capital gains ($)                            (0.52)           --            --            --            --
                                                               ------        ------        ------        ------        ------
Total distributions ($)                                         (0.52)           --            --            --         (0.21)
                                                               ------        ------        ------        ------        ------
Net asset value, end of year ($)                                 9.34          9.22          9.42         10.31         12.85
                                                               ======        ======        ======        ======        ======
Total return (%)(b)                                            (10.38)        (1.28)         2.17          9.45         27.02

Ratios/Supplemental Data
==============================================================================================================================

Net assets at end of year ($ thousands)                        22,497        21,116        16,346        15,104        22,667

Expense ratio (%)*                                               1.90          1.90          1.90          1.90          1.92

Expense ratio after expense reductions (%)*                      1.90          1.90          1.90          1.90          1.90

Ratio of net investment loss to
average net assets (%)*                                         (0.82)        (0.37)        (0.18)        (0.20)        (0.54)

Portfolio turnover rate (%)                                    100.68        132.36        174.69        116.28         78.04

* Reflects voluntary reduction of
expenses per share of these amounts ($)                          0.06          0.05          0.04          0.04          0.05


                                                                Class B(1)
                                                         -----------------------

                                                         Period ended October 31
                                                         -----------------------
Per Share Data                                                 1999 (a)(c)
================================================================================
Net asset value, beginning of period ($)                         10.63
                                                                 -----

 Net investment loss ($)*                                        (0.11)

 Net realized and unrealized gain on investments,
 foreign currency and forward contracts ($)                       1.90
                                                                 -----

Total from investment operations ($)                              1.79
                                                                 -----

Net asset value, end of period ($)                               12.42
                                                                 -----

Total return (%)(b)                                              16.84(d)

Ratios/Supplemental Data
================================================================================

Net assets at end of period ($ thousands)                        2,433

Expense ratio (%)*                                                2.67(e)

Expense ratio after expense reductions (%)*                       2.65(e)

Ratio of net investment loss to
average net assets (%)*                                          (1.29)(e)

Portfolio turnover rate (%)                                      78.04

*Reflects voluntary reduction of
expenses per share of these amounts ($)                           0.01


The text and notes are an integral part of the financial statements.

18 State Street Research International Equity Fund

                                                                                          Class B
                                                              ================================================================

                                                                                  Years ended October 31
                                                              ----------------------------------------------------------------
Per Share Data                                                1995 (a)      1996 (a)      1997 (a)      1998 (a)      1999 (a)
==============================================================================================================================
Net asset value, beginning of year ($)                          10.93          9.22          9.04          9.16          9.95
                                                               ------        ------        ------        ------        ------

 Net investment loss ($)*                                       (0.15)        (0.11)        (0.09)        (0.05)        (0.14)

 Net realized and unrealized gain (loss) on investments,
 foreign currency and forward contracts ($)                     (1.04)        (0.07)         0.21          0.84          2.73
                                                               ------        ------        ------        ------        ------

Total from investment operations ($)                            (1.19)        (0.18)         0.12          0.79          2.59
                                                               ------        ------        ------        ------        ------

 Dividend from net investment income ($)                           --            --            --            --         (0.12)

 Distribution from capital gains ($)                            (0.52)           --            --            --            --
                                                               ------        ------        ------        ------        ------

Total distributions ($)                                         (0.52)           --            --            --         (0.12)
                                                               ------        ------        ------        ------        ------

Net asset value, end of year ($)                                 9.22          9.04          9.16          9.95         12.42
                                                               ======        ======        ======        ======        ======

Total return (%)(b)                                            (11.09)        (1.95)         1.33          8.62         26.30

Ratios/Supplemental Data
==============================================================================================================================

Net assets at end of year ($ thousands)                        27,614        28,971        21,914        21,117        19,865

Expense ratio (%)*                                               2.65          2.65          2.65          2.65          2.67

Expense ratio after expense reductions (%)*                      2.65          2.65          2.65          2.65          2.65

Ratio of net investment loss to
average net assets (%)*                                         (1.54)        (1.13)        (0.94)        (0.88)        (1.28)

Portfolio turnover rate (%)                                    100.68        132.36        174.69        116.28         78.04

*Reflects voluntary reduction of
expenses per share of these amounts ($)                          0.06          0.05          0.04          0.04          0.05

                                                                                          Class C
                                                              ================================================================

                                                                                   Years ended October 31
                                                              ----------------------------------------------------------------
Per Share Data                                                1995 (a)      1996 (a)      1997 (a)      1998 (a)      1999 (a)
==============================================================================================================================
Net asset value, beginning of year ($)                          10.93          9.22          9.03          9.16          9.95
                                                               ------        ------        ------        ------        ------

 Net investment loss ($)*                                       (0.15)        (0.11)        (0.09)        (0.05)        (0.14)

 Net realized and unrealized gain (loss) on investments,
 foreign currency and forward contracts ($)                     (1.04)        (0.08)         0.22          0.84          2.73
                                                               ------        ------        ------        ------        ------

Total from investment operations ($)                            (1.19)        (0.19)         0.13          0.79          2.59
                                                               ------        ------        ------        ------        ------

 Dividend from net investment income ($)                           --            --            --            --         (0.10)

 Distribution from capital gains ($)                            (0.52)           --            --            --            --
                                                               ------        ------        ------        ------        ------

Total distributions ($)                                         (0.52)           --            --            --         (0.10)
                                                               ------        ------        ------        ------        ------

Net asset value, end of year ($)                                 9.22          9.03          9.16          9.95         12.44
                                                               ======        ======        ======        ======        ======

Total return (%)(b)                                            (11.09)        (2.06)         1.44          8.62         26.17

Ratios/Supplemental Data
==============================================================================================================================

Net assets at end of year ($ thousands)                         5,674         5,324         2,469         1,706         2,339

Expense ratio (%)*                                               2.65          2.65          2.65          2.65          2.67

Expense ratio after expense reductions (%)*                      2.65          2.65          2.65          2.65          2.65

Ratio of net investment loss to
average net assets (%)*                                         (1.55)        (1.10)        (0.97)        (0.90)        (1.29)

Portfolio turnover rate (%)                                    100.68        132.36        174.69        116.28         78.04

*Reflects voluntary reduction of
expenses per share of these amounts ($)                          0.06          0.05          0.04          0.04          0.04

(a)   Per-share figures have been calculated using the average shares method.
(b)   Does not reflect any front-end or contingent deferred sales charges.
(c)   January 1, 1999 (commencement of share class) to October 31, 1999.
(d)   Not annualized.
(e)   Annualized.


            The text and notes are an integral part of the financial statements.

Financial Highlights CONTINUED
--------------------------------------------------------------------------------

                                                                                         Class S
                                                              ==============================================================

                                                                                  Years ended October 31
                                                              --------------------------------------------------------------
Per Share Data                                                1995 (a)      1996 (a)      1997 (a)     1998 (a)     1999 (a)
============================================================================================================================
Net asset value, beginning of year ($)                          11.01          9.39          9.29         9.51        10.44
                                                               ------        ------        ------       ------        -----

 Net investment income (loss) ($)*                              (0.05)        (0.02)         0.01         0.00        (0.03)

 Net realized and unrealized gain (loss) on investments,
 foreign currency and forward contracts ($)                     (1.05)        (0.08)         0.21         0.93         2.85
                                                               ------        ------        ------       ------        -----

Total from investment operations ($)                            (1.10)        (0.10)         0.22         0.93         2.82
                                                               ------        ------        ------       ------        -----

 Dividend from net investment income ($)                           --            --            --           --        (0.23)

 Distribution from capital gains ($)                            (0.52)           --            --           --           --
                                                               ------        ------        ------       ------        -----

Total distributions ($)                                         (0.52)           --            --           --        (0.23)
                                                               ------        ------        ------       ------        -----

Net asset value, end of year ($)                                 9.39          9.29          9.51        10.44        13.03
                                                               ======        ======        ======       ======        =====

Total return (%)(b)                                            (10.16)        (1.06)         2.37         9.78        27.48

Ratios/Supplemental Data
=============================================================================================================================

Net assets at end of year ($ thousands)                        33,883        26,649        21,230       13,615       13,595

Expense ratio (%)*                                               1.65          1.65          1.65         1.65         1.67

Expense ratio after expense reductions (%)*                      1.65          1.65          1.65         1.65         1.65

Ratio of net investment income (loss) to
average net assets (%)*                                         (0.51)        (0.16)         0.06         0.06        (0.28)

Portfolio turnover rate (%)                                    100.68        132.36        174.69       116.28        78.04

*Reflects voluntary reduction of
expenses per share of these amounts ($)                          0.06          0.05          0.04         0.04         0.05

(a)   Per-share figures have been calculated using the average shares method.
(b)   Does not reflect any front-end or contingent deferred sales charges.

The text and notes are an integral part of the financial statements.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Financial Trust and the Shareholders of
State Street Research International Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research International Equity Fund (the "Fund", a series of State Street Research Financial Trust, hereafter referred to as the "Trust", formerly a series of State Street Research Portfolios, Inc.) at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements of the Fund for the periods through October 31, 1998 were audited by other independent accountants whose report dated December 4, 1998 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 1999


20 State Street Research International Equity Fund

Board of Trustees

Ralph F. Verni
Chairman of the Board, President,
Chief Executive Officer and Director,
State Street Research & Management Company

Bruce R. Bond
Former Chairman of the Board,
Chief Executive Officer and President,
PictureTel Corporation

Steve A. Garban
Former Senior Vice President
for Finance and Operations and Treasurer, The Pennsylvania State University

Malcolm T. Hopkins
Former Vice Chairman of the Board
and Chief Financial Officer,
St. Regis Corp.

Dean O. Morton
Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips
Dean, School of Business and Public Management,
George Washington University; former Member of the Board of Governors of the Federal Reserve
System and Chairman and Commissioner of the Commodity Futures Trading Commission

Toby Rosenblatt
President, Founders Investments Ltd.
President, The Glen Ellen Company

Michael S. Scott Morton
Jay W. Forrester Professor of Management,
Sloan School of Management,
Massachusetts Institute of Technology

State Street Research International Equity Fund
--------------------------------------------------------------------------------

Report on Special Meeting of Shareholders

A Special Meeting of Shareholders of the State Street Research International Equity Fund, a series of State Street Research Portfolios, Inc. ("Predecessor Fund") was convened on May 14, 1999 ("Meeting"), and continued thereafter. At the Meeting, the Predecessor Fund was reorganized into the current fund, State Street Research International Equity Fund, a series of State Street Research Financial Trust. The results of the Meeting are set forth below.

                                               Votes (millions of shares)

Action on Proposal                        For            Against         Abstain
--------------------------------------------------------------------------------

For All Classes

1. The Agreement and Plan of
   Reorganization and Liquidation
   was approved                           2.4              0.1             0.3

2. The policy regarding investments
   in options was reclassified from
   fundamental to nonfundamental          2.2              0.1             0.2

3. The fundamental policy regarding
   investments in commodities and
   commodity contracts was amended        2.2              0.2             0.2

4. The fundamental policy relating
   to securities lending was amended      2.2              0.2             0.2

5. The fundamental policy regarding
   industry concentration was amended     2.2              0.1             0.2

For Class S Shares Only

6. The Rule 12b-1 Plan of Distribution
   was amended to include Class S shares  0.6             0.02            0.05

Glossary

      12b-1 fees -- Fees paid from mutual fund assets for personal services and for the maintenance of shareholder accounts and distribution and marketing expenses. The fees are named after the SEC rule that permits them.

      average shares method -- The practice of basing a fund's calculations for a given period on the average number of shares that were outstanding during that period.

      Nasdaq -- The stock price quotation system operated by the National Association of Securities Dealers. The Nasdaq system operates as a clearing house for transaction data about stocks that are traded "over the counter" around the U.S.

      New York Stock Exchange -- The largest stock exchange in the United States, and the place where many of the largest company stocks are listed. Unlike the Nasdaq system, the NYSE is a physical exchange, with all trading occurring on the exchange's trading floor on Wall Street.

      Principal Amount -- With bonds and certain other debt securities, the amount of the underlying principal of the security. When the security matures, the issuer is obligated to repay this amount to the holder of the security. Also called "face value" or "par value".


22 State Street Research International Equity Fund

[LOGO] STATE STREET RESEARCH                                    ----------------
       One Financial Center o Boston, MA 02111                      Bulk Rate
                                                                  U.S. Postage
                                                                      PAID
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                                                                ----------------

Contact Information for
Investor Services
--------------------------------------------------------------------------------

New accounts

[GRAPHIC]  contact your financial
           professional for assistance

[GRAPHIC]  phone
           1-800-562-0032
           Monday through Friday
           8 am - 6 pm Eastern time

           Hearing-impaired:
           1-800-676-7876

           Chinese and Spanish-speaking:
           1-888-638-3193

[GRAPHIC]  mail
           State Street Research Service Center
           P.O. Box 8408
           Boston, MA 02266-8408

Mutual fund purchases, exchanges, and
account information

[GRAPHIC]  internet
           www.ssrfunds.com

[GRAPHIC]  e-mail
           info@ssrfunds.com

[GRAPHIC]  phone
           1-800-562-0032
           Monday through Friday
           8 am - 6 pm Eastern time

           Hearing-impaired:
           1-800-676-7876

           Chinese and Spanish-speaking:
           1-888-638-3193

[GRAPHIC]  fax
           1-617-737-9722
           (request confirmation number
           first from Service Center:
           1-800-562-0032)

[GRAPHIC]  mail
           State Street Research Service Center
           P.O. Box 8408
           Boston, MA 02266-8408

For 24-hour
Automated Access
   to Your Account

[GRAPHIC]  www.ssrfunds.com

[GRAPHIC]  1-800-562-0032

OverView
--------------------------------------------------------------------------------

For more information on the products and services mentioned in OverView, our shareholder newsletter, visit our Web site at www.ssrfunds.com

State Street Research
Spectrum of Funds
--------------------------------------------------------------------------------

Aggressive

            Growth Funds
            Global Resources Fund
            Emerging Growth Fund
            Capital Fund
            Aurora Fund
            International Equity Fund
            Growth Fund
            Galileo Fund
            Legacy Fund

            Growth & Income Funds
            Argo Fund
[GRAPHIC]   Investment Trust
            Alpha Fund
            Strategic Growth & Income Fund
            Strategic Income Plus Fund

            Income Funds
            High Income Fund
            Strategic Income Fund
            Tax-Exempt Fund
            New York Tax-Free Fund
            Government Income Fund
            Money Market Fund

Conservative

State Street Research
--------------------------------------------------------------------------------

                                       FYI

o Tom Moore assumed responsibility as sole Portfolio Manager of the State Street Research International Equity Fund. He had been co-managing the fund with Peter Bennett since October 1998.

o Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-800-562-0032 to learn more.

                  --------------------------------------------
                                    [GRAPHIC]

                                     DALBAR
                              HONORS COMMITMENT TO:
                                    INVESTORS
                                      1998
                  --------------------------------------------
                      for Excellence in Shareholder Service

--------------------------------------------------------------------------------
This report must be accompanied or preceded by a current State Street Research International Equity Fund prospectus and a current Quarterly Performance Update.

To obtain a prospectus on any State Street Research Fund call 1-800-562-0032. The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.


Control Number:(exp1200)SSR-LD                                      IE-483G-1299

---------------------
STATE STREET RESEARCH
---------------------

--------------------------------
STRATEGIC PORTFOLIOS: AGGRESSIVE
--------------------------------

ANNUAL REPORT

October 31, 1999

-------------
WHAT'S INSIDE
-------------

FROM THE CHAIRMAN

America benefited from
a healthy economy

PORTFOLIO MANAGER'S REVIEW

A good year with
positive signs ahead

FUND INFORMATION

Facts and figures

PLUS, COMPLETE PORTFOLIO HOLDINGS
AND FINANCIAL STATEMENTS

                                 [DALBAR logo]

                                 For Excellence
                                       in
                              Shareholder Service

[logo] STATE STREET RESEARCH

FROM THE CHAIRMAN

[Photo of Ralph F. Verni]

DEAR SHAREHOLDER:
Another good year for the U.S. economy has extended America's cycle of prosperity to eight consecutive years. Gross domestic product, a measure of goods and services produced in the U.S. rose at an annual rate of more than 4.0%. Personal income has risen and consumer spending has been strong. Inflation remained relatively low as productivity gains have offset wage gains. However, the Consumer Price Index has moved up one full percentage point during the year. The Federal Reserve Board responded to these indicators of strength by raising short-term interest rates by 1/2% in two quick 1/4% steps late in the summer.

STOCKS
The U.S. stock market delivered another year of double-digit gains. The S&P 500 rose 25.66% during the 12-month period ended October 31, 1999.(1) However, a disproportionate share of the market's gains belonged to a handful of technology stocks. The technology-heavy Nasdaq gained 67.98% during the period. Outside the top 50 stocks, returns were flat to down for the year.

BONDS
The bond market was hurt by the Federal Reserve's interest-rate cuts and by factors associated with Y2K. Many issuers went to the market with their debt issues early in the year. That drove demand and interest rates up and bond prices down. In this environment, mortgage bonds held up better than government and corporate bonds. High yield bonds finished the year with strong results.

INTERNATIONAL
Economic growth around the globe was better than expected. In Asia and certain emerging markets -- notably South Korea and Russia -- economies have rebounded from last year's currency woes faster than anticipated. Japan has shown the first signs of real progress in revitalizing its economy in nearly a decade. That was reflected in strong stock market performance for the year, especially among small Japanese companies. Europe delivered mixed results as did the emerging markets of Latin America.

OUTLOOK AND OPPORTUNITIES
As we enter the year 2000, many markets are poised for growth. However, there are also areas, such as the technology sector in the U.S., where extraordinarily high valuations suggest caution in the months ahead. Now is a good time to consult your financial professional about the strategies that make sense for your personal portfolio. And, as always, we thank you for your confidence in State Street Research funds.

    Sincerely,

/s/ Ralph F. Verni

    Ralph F. Verni
    Chairman

    October 31, 1999

(1) The S&P 500 (officially the "Standard and Poor's 500 Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(2) The Lehman Brothers Aggregate Bond Index is a commonly used index of bond market performance. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(3) Keep in mind that past performance is no guarantee of future results. The Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value.

(4) Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.


-------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended October 31, 1999, except where noted)
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(3)(4)
FOR PERIODS ENDED 9/30/99
-------------------------------------------------------------
                  LIFE OF FUND
                 (since 5/16/94)    5 YEARS        1 YEAR
-------------------------------------------------------------
Class S              13.44%          14.02%        13.80%
-------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(3)(4)
-------------------------------------------------------------
                  LIFE OF FUND
                 (since 5/16/94)    5 YEARS        1 YEAR
-------------------------------------------------------------
Class S              13.69%          14.49%        13.89%
--------------------------------------------------------------

PORTFOLIO MANAGER'S REVIEW

Strategic Portfolios: Aggressive: A good year, with positive signs ahead

[Photo of Peter Bennett]

      Peter Bennett
    Portfolio Manager

Peter Bennett, portfolio manager and team leader of State Street Research Strategic Portfolios: Aggressive, comments on the year ended October 31, 1999 and the Fund's strategy for the year ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?

A: The Fund had a reasonably good year. Class S shares gained 13.89% for the 12 months ended October 31, 1999. The Fund slightly outperformed its peer group, which rose 13.54%, according to the Lipper Flexible Portfolio Funds Average.

Q: WHAT ARE THE MAJOR FACTORS THAT IMPACTED PERFORMANCE?

A: Our holdings performed worse than the S&P 500, while international stocks provided the highest returns overall. Our decision to underweight stocks somewhat hurt performance, but the fact that both the high yield and international bonds outperformed the Lehman Brothers Aggregate Bond Index helped offset this underweighting.(2) The biggest drag on performance in the stock portion of the portfolio was the underperformance of mid-cap value stocks which continued to be hurt by the slow recovery in the industrial sector.

Q: HAVE YOU ALTERED THE FUND'S ASSET ALLOCATION AS A RESULT OF LAST YEAR'S
   PERFORMANCE?

A: We made only modest adjustments to asset allocation. We continued to be somewhat underweighted in equities and overweighted in bonds reflecting the high valuations on stocks, the slowdown in money flows into U.S. markets, and what were increasingly attractive real returns of bonds. International stocks were modestly overweighted, reflecting the recovery outside of the U.S., as are mid-cap value stocks where the valuations appeared very attractive. International bonds are underweighted due to the fact that spreads are so narrow.

Q: WHAT IS THE OUTLOOK FOR THE PERIOD AHEAD?

A: We are reasonably positive about the outlook for world markets, given the fact we are now in a fairly broad global recovery. Asia is up sharply off the bottom, Europe is showing steady improvement, and even Japan is now showing signs of stabilizing and beginning to recover. We have one risk to consider. If the growth in the U.S. fails to slow as the rest of the world recovers, then that would put upward pressure on inflation and interest rates.

The stock market has broadened in recent months, which has been good for a diversified portfolio such as this one, and we expect this process to continue.

October 31, 1999

------------------------------------------------------------------------------

ASSET ALLOCATION
(by percentage of net assets)

Equities                 73%
Bonds                    26%
Cash                      1%

TOP 5 EQUITY HOLDINGS
(by percentage of net assets)

SOFTBANK                      1.4%
VALASSIS COMMUNICATIONS       1.3%
CISCO SYSTEMS                 1.2%
TAKARA SHUZO                  1.1%
MCI WORLDCOM                  1.1%

Total: 6.1%

TOP 5 EQUITY INDUSTRIES
(by percentage of net assets)

COMPUTER TECHNOLOGY            4.7%
COMMERCIAL SERVICES            4.1%
COMMUNICAITONS TECHNOLOGY      3.4%
BANKS & SAVINGS & LOANS        2.9%
UTILITIES: ELECTRICAL          2.9%

Total: 18.0%

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
October 31, 1999

                                                                    VALUE
                                                   SHARES           (NOTE 1)
----------------------------------------------------------------------------

EQUITY SECURITIES 73.0%
AUTOMOBILES & TRANSPORTATION 0.5%
AIR TRANSPORT 0.2%
Comair Holdings Inc. ..........................     3,600       $    83,081
Mesa Air Group, Inc.* .........................     7,100            39,938
                                                                -----------
                                                                    123,019
                                                                -----------
AUTOMOTIVE PARTS 0.2%
Delphi Automotive Systems Corp. ...............     6,100           100,269
Gentex Corp.* .................................     1,400            24,062
                                                                -----------
                                                                    124,331
                                                                -----------
TRUCKERS 0.1%
US Freightways Corp. ..........................     1,000            45,313
                                                                -----------
Total Automobiles & Transportation ............                     292,663
                                                                -----------
CONSUMER DISCRETIONARY 14.5%
ADVERTISING AGENCIES 2.4%
Lamar Advertising Co. Cl. A* ..................     2,300           124,200
Omnicom Group Inc. ............................     3,300           290,400
Valassis Communications Inc.* .................    17,950           771,850
Young & Rubicam Inc.* .........................     4,000           183,000
                                                                -----------
                                                                  1,369,450
                                                                -----------
CASINOS/GAMBLING, HOTEL/MOTEL 1.6%
GTECH Holdings Corp.* .........................     6,500           130,813
Harrah's Entertainment Inc.* ..................    19,500           564,281
International Game Technology Inc.* ...........    11,600           216,050
Motels of America Inc.*+ ......................       175                44
                                                                -----------
                                                                    911,188
                                                                -----------
COMMERCIAL SERVICES 4.1%
A.C. Nielson Corp.* ...........................    23,700           521,400
Abacus Direct Corp.* ..........................     1,400           205,100
Allied Waste Industries Inc.* .................     4,600            48,300
America Online Inc.* ..........................     2,500           324,219
Cendant Corp.* ................................    10,000           165,000
Cheap Tickets Inc.* ...........................     1,900            30,400
Copart Inc.* ..................................     4,300            98,900
Innotrac Corp.* ...............................     3,500            38,062
Maximus Inc.* .................................     3,900            90,431
ProBusiness Services Inc.* ....................     2,800            70,350
QRS Corp.* ....................................     1,400            77,875
Safety Kleen Corp.* ...........................    19,700           225,319
StarMedia Network, Inc.* ......................     2,300            66,125
Steiner Leisure Ltd.* .........................     6,150           116,466
USWeb Corp.* ..................................     2,100            81,375
VerticalNet Inc.* .............................     2,000           112,000
Waste Connections Inc.* .......................     3,000            46,312
Ziff-Davis Inc.* ..............................     4,000            80,250
                                                                -----------
                                                                  2,397,884
                                                                -----------
COMMUNICATIONS, MEDIA & ENTERTAINMENT 1.8%
AMFM Inc.* ....................................     3,000           210,000
CBS Corp.* ....................................     8,300           405,144
Cinar Films Inc. Cl. B* .......................     5,200            90,350
Citadel Communications Corp.* .................     2,300           111,119
Hearst Argyle Television Inc.* ................     2,100            42,656
Sinclair Broadcast Group Inc.* ................     5,000            50,000
Spanish Broadcasting Systems Inc.* ............     1,700            45,262
TiVo Inc.* ....................................       300            12,863
World Wrestling Federation Entertainment Inc.*      2,100            50,662
                                                                -----------
                                                                  1,018,056
                                                                -----------
CONSUMER ELECTRONICS 0.1%
Yahoo!, Inc.* .................................      270            48,347
                                                                -----------
CONSUMER PRODUCTS 0.0%
Yankee Candle Company, Inc.* ..................     2,200            33,550
                                                                -----------
CONSUMER SERVICES 0.3%
Apollo Group Inc. Cl. A* ......................     1,700            44,731
Bright Horizons Family Solutions Corp.* .......     2,800            41,125
DeVry Inc.* ...................................     5,100           107,419
                                                                -----------
                                                                    193,275
                                                                -----------
PRINTING & PUBLISHING 0.8%
Hollinger International, Inc. Cl. A ...........    43,700           453,388
                                                                -----------
RESTAURANTS 0.6%
McDonald's Corp.* .............................     9,000           371,250
                                                                -----------
RETAIL 2.8%
Aviation Sales Co.* ...........................     1,600            27,800
Circuit City Stores Inc. ......................     6,000           256,125
CSK Auto Corp.* ...............................     3,600            64,350
David's Bridal Inc.* ..........................     4,900            48,694
EMusic.com Inc.* ..............................     5,700            78,019
Federated Department Stores Inc.* .............     4,200           179,287
Global Imaging Systems, Inc.* .................     5,000            69,062
Home Depot Inc.* ..............................     2,600           196,300
Jones Apparel Group Inc.* .....................     3,600           113,850
Linens 'n Things Inc.* ........................     1,500            59,625
Men's Wearhouse, Inc.* ........................     1,700            37,294
Sharper Image Corp.* ..........................     4,000            43,750
Staples Inc.* .................................     6,400           142,000
Ticketmaster Online City Search, Inc. Cl. B* ..     3,000            67,500
Wal-Mart Stores, Inc.* ........................     3,700           209,744
                                                                -----------
                                                                  1,593,400
                                                                -----------
Total Consumer Discretionary ..................                   8,389,788
                                                                -----------
CONSUMER STAPLES 2.4%
BEVERAGES 0.6%
Anheuser-Busch Companies, Inc.* ...............     4,800           344,700
                                                                -----------
DRUG & GROCERY STORE CHAINS 0.7%
Duane Reade Inc.* .............................     3,000            80,625
Hannaford Brothers Co.* .......................     4,585           321,237
                                                                -----------
                                                                    401,862
                                                                -----------
FOODS 0.1%
Nabisco Group Holdings Corp. ..................     2,500            32,031
                                                                -----------
HOUSEHOLD PRODUCTS 0.8%
Colgate-Palmolive Co. .........................     5,700           344,850
Dial Corp.* ...................................     4,620           107,992
                                                                -----------
                                                                    452,842
                                                                -----------
TOBACCO 0.2%
R.J. Reynolds Tobacco Holdings Inc. ...........     2,533            54,935
UST Inc.* .....................................     3,100            85,831
                                                                -----------
                                                                    140,766
                                                                -----------
Total Consumer Staples ........................                   1,372,201
                                                                -----------
FINANCIAL SERVICES 9.2%
BANKS & SAVINGS & LOAN 2.9%
BankNorth Group Inc. ..........................     1,300            43,916
Charter One Financial Inc. ....................     1,786            43,870
Chase Manhattan Corp.* ........................     5,200           454,350
City National Corp.* ..........................     1,200            46,500
Commercial Federal Corp. ......................     2,500            49,062
Golden State Bancorp Inc.* ....................     2,900            60,537
Golden West Financial Corp.* ..................     1,300           145,275
Hudson City Bancorp Inc. ......................     7,500            99,844
Mercantile Bankshares Corp.* ..................     4,300           154,800
One Valley Bancorp, Inc. ......................       900            32,850
Peoples Heritage Financial Group* .............    15,900           302,100
SouthTrust Corp.* .............................     3,100           124,000
TCF Financial Corp.* ..........................     1,400            41,300
Telebanc Financial Corp.* .....................     3,200            76,800
                                                                -----------
                                                                  1,675,204
                                                                -----------
FINANCIAL DATA PROCESSING SERVICES &
  SYSTEMS 0.8
Bisys Group Inc.* .............................       900            45,900
NextCard Inc.* ................................     5,400           168,413
Nova Corp.* ...................................     5,300           137,800
Profit Recovery Group International Inc.* .....     2,850           117,384
                                                                -----------
                                                                    469,497
                                                                -----------
INSURANCE 2.0%
Ace Ltd.* .....................................    14,400           279,900
American International Group Inc.* ............     2,587           266,299
Mutual Risk Management Ltd.* ..................     1,832            27,709
Saint Paul Companies, Inc.* ...................     5,300           169,600
Terra Nova Holdings Ltd. Cl. A* ...............     2,500            78,906
XL Capital Ltd. Cl. A* ........................     6,250           335,547
                                                                -----------
                                                                  1,157,961
                                                                -----------
MISCELLANEOUS FINANCIAL 2.8%
AMBAC Inc.* ...................................     9,300           555,675
Citigroup, Inc.* ..............................     7,850           424,882
Heller Financial Inc. Cl. A* ..................     3,100            73,625
Metris Companies Inc. .........................     2,200            75,763
Morgan Stanley Dean Witter & Co. ..............     2,100           231,656
Prism Financial Corp. .........................     4,900            62,781
Radian Group Inc. .............................     1,700            89,781
Security First Technologies Corp. .............     2,400            96,450
                                                                -----------
                                                                  1,610,613
                                                                -----------
REAL ESTATE INVESTMENT TRUSTS 0.2%
First Industrial Realty Trust Inc.* ...........     2,100            51,844
IndyMac Mortgage Holdings Inc.* ...............     3,500            48,781
Reckson Associates Reality Corp. ..............     1,600            29,600
                                                                -----------
                                                                    130,225
                                                                -----------
RENTAL & LEASING SERVICES: COMMERCIAL 0.1%
United Rentals Inc.* ..........................     2,100            39,113
                                                                -----------
SECURITIES BROKERAGE & SERVICES 0.4%
Bear Stearns Company Inc.* ....................     3,465           147,695
Knight/Trimark Group, Inc. Cl. A* .............     3,500            91,219
                                                                -----------
                                                                    238,914
                                                                -----------
Total Financial Services ......................                   5,321,527
                                                                -----------
HEALTH CARE 3.2%
DRUGS & BIOTECHNOLOGY 2.4%
Amgen Inc.* ...................................     2,600           207,350
Axogen Ltd.* ..................................     2,100            67,463
Biovail Corp.* ................................     5,000           275,937
Biovail Corp. Wts. ............................    10,600           280,900
Bristol-Myers Squibb Co. ......................     2,700           207,394
Genetech Inc. .................................       200            29,150
Intelligent Polymers Ltd. .....................    10,600           323,962
Spiros Development Corp.* .....................       600             3,413
                                                                -----------
                                                                  1,395,569
                                                                -----------
HEALTH CARE FACILITIES 0.1%
Total Renal Care Holdings Inc.* ...............    10,533            77,022
                                                                -----------
HEALTH CARE SERVICES 0.4%
Healtheon Corp.* ..............................     1,100            36,300
Quorum Health Group Inc.* .....................    20,800           166,400
                                                                -----------
                                                                    202,700
                                                                -----------
HOSPITAL SUPPLY 0.3%
CONMED Corp.* .................................     1,600            39,900
Wesley Jessen VisionCare Inc.* ................     3,800           102,125
                                                                -----------
                                                                    142,025
                                                                -----------
Total Health Care .............................                   1,817,316
                                                                -----------
INTEGRATED OILS 1.1%
INTEGRATED DOMESTIC 0.3%
Unocal Corp. ..................................     5,500           189,750
                                                                -----------
INTEGRATED INTERNATIONAL 0.8%
BP Amoco PLC ADR ..............................     4,000           231,000
Suncor Energy Inc .............................     2,600            99,979
Total Fina SA ADR .............................     2,100           140,044
                                                                -----------
                                                                    471,023
                                                                -----------
Total Integrated Oils .........................                     660,773
                                                                -----------
MATERIALS & PROCESSING 3.5%
BUILDING & CONSTRUCTION 0.1%
SLI Inc.* .....................................     3,346            35,970
                                                                -----------
CHEMICALS 0.9%
Cabot Corp. ...................................     9,100           169,487
Cambrex Corp. .................................     2,000            60,500
Dow Chemical Co. ..............................     1,800           212,850
Omnova Solutions Inc.* ........................    10,200            71,400
                                                                -----------
                                                                    514,237
                                                                -----------
CONTAINERS & PACKAGING 0.7%
American Material Can Group Inc. ..............    24,100           301,250
Smurfit Stone Container Corp.* ................     6,000           129,750
                                                                -----------
                                                                    431,000
                                                                -----------
DIVERSIFIED MANUFACTURING 1.0%
Ball Corp. ....................................    14,200           572,437
                                                                -----------
FERTILIZERS 0.3%
Agrium Inc. ...................................    17,200           145,125
                                                                -----------
FOREST PRODUCTS 0.1%
Champion International Corp. ..................     1,500            86,719
                                                                -----------
STEEL 0.4%
Alaska Steel Holding Corp. ....................     5,443            94,232
Harsco Corp. ..................................     5,600           164,850
                                                                -----------
                                                                    259,082
                                                                -----------
Total Materials & Processing ..................                   2,044,570
                                                                -----------
OTHER 2.4%
MULTI-SECTOR 2.4%
AlliedSignal Inc. .............................     4,900           278,994
Gencorp Inc. ..................................    10,200           116,025
General Electric Co. ..........................     3,000           406,687
Ogden Corp. ...................................    16,600           150,437
Teleflex Inc. .................................     1,400            47,688
Tyco International Ltd. .......................     9,200           367,425
                                                                -----------
Total Other ...................................                   1,367,256
                                                                -----------
OTHER ENERGY 3.8%
GAS PIPELINES 0.9%
Columbia Energy Group .........................       700            45,500
Williams Companies Inc. .......................    12,947           485,513
                                                                -----------
                                                                    531,013
                                                                -----------
OFFSHORE DRILLING 0.2%
Atwood Oceanics Inc.* .........................     1,400            40,688
Transocean Offshore Inc. ......................     3,400            92,437
                                                                -----------
                                                                    133,125
                                                                -----------
OIL & GAS PRODUCERS 1.4%
Abacan Resource Corp.* ........................    30,200             4,247
Louis Dreyfus Natural Gas Corp.* ..............     2,300            46,000
Maxx Petroleum Ltd.* ..........................    11,500            38,094
Ocean Energy Inc.* ............................    26,324           241,852
Plains Resources Inc.* ........................     2,700            46,406
St. Mary Land & Exploration Co.* ..............     1,900            48,450
Talisman Energy Inc.* .........................     9,090           239,495
Union Pacific Resources Group Inc. ............     8,600           124,700
                                                                -----------
                                                                    789,244
                                                                -----------
OIL WELL EQUIPMENT & SERVICES 1.3%
Baker Hughes Inc. .............................     3,800           106,163
Calpine Corp.* ................................     2,600           149,825
Halliburton Co.* ..............................     5,000           188,437
Precision Drilling Corp .......................    10,000           234,051
Valero Refining & Marketing Corp. .............     3,400            62,475
                                                                -----------
                                                                    740,951
                                                                -----------
Total Other Energy ............................                   2,194,333
                                                                -----------
PRODUCER DURABLES 3.1%
AEROSPACE 0.1%
Heico Corp. Cl. A .............................     3,400            51,638
                                                                -----------
ELECTRICAL EQUIPMENT & COMPONENTS 0.8%
Mark IV Industries Inc. .......................    24,500           471,625
                                                                -----------
ELECTRONICS: INDUSTRIAL 0.1%
Mettler Toledo International Inc.* ............     2,700            80,494
                                                                -----------
MACHINERY 0.7%
Helix Technology Corp. ........................     1,800            72,562
Howmet International Inc.* ....................    20,400           300,900
                                                                -----------
                                                                    373,462
                                                                -----------
MISCELLANEOUS EQUIPMENT 0.4%
Danaher Corp. .................................     4,600           222,237
                                                                -----------
PRODUCTION TECHNOLOGY EQUIPMENT 0.8%
Cymer Inc.* ...................................     2,400            88,650
Dupont Photomasks Inc.* .......................       900            44,550
Teradyne Inc.* ................................     8,600           331,100
                                                                -----------
                                                                    464,300
                                                                -----------
TELECOMMUNICATIONS EQUIPMENT 0.2%
American Tower Corp. Cl. A* ...................     3,100            59,094
L-3 Communications Holding Corp.* .............     1,600            67,500
                                                                -----------
                                                                    126,594
                                                                -----------
Total Producer Durables .......................                   1,790,350
                                                                -----------
TECHNOLOGY 11.4%
COMMUNICATIONS TECHNOLOGY 3.4%
Akamai Technologies Inc.* .....................       100            14,519
Ask Jeeves Inc.* ..............................     1,300           100,425
Covad Communications Group Inc.* ..............     2,350           112,800
CSG Systems International Inc.* ...............     2,000            68,625
Digital Microwave Corp.* ......................     6,220            92,523
Extreme Networks Inc.* ........................       900            72,281
Foundry Networks, Inc.* .......................       400            75,800
Go2Net, Inc.* .................................     1,000            70,375
Intervu Inc.* .................................     1,200            65,850
Lernout & Hauspie Speech Products NV ADR* .....     5,400           181,575
Liberate Technologies, Inc.* ..................     2,600           177,125
Lucent Technologies Inc.* .....................     3,800           244,150
Mapquest.com Inc.* ............................     2,900            44,950
Mpath Interactive, Inc.* ......................     4,400            49,500
NCR Corp.* ....................................     3,400           112,625
Network Solutions Inc. Cl. A* .................     1,500           177,750
NorthPoint Communications Group Inc.* .........     2,100            56,306
Packeteer Inc.* ...............................     2,000            68,000
Remec Inc.* ...................................     7,150            74,628
Sycamore Networks Inc.* .......................       210            45,150
Tibco Software Inc.* ..........................     1,600            62,400
                                                                -----------
                                                                  1,967,357
                                                                -----------
COMPUTER SOFTWARE 1.3%
Answerthink Consulting Group, Inc.* ...........     2,200            36,300
Breakaway Solutions Inc.* .....................       500            26,594
Ceridian Corp.* ...............................     4,600           100,912
Microsoft Corp.* ..............................     5,900           546,119
Transaction Systems Architects Inc. Cl. A* ....     1,300            39,975
                                                                -----------
                                                                    749,900
                                                                -----------
COMPUTER TECHNOLOGY 4.7%
Cisco Systems Inc.* ...........................     9,150           677,100
Electronic Data Systems Corp.* ................     5,100           298,350
EMC Corp.* ....................................     5,000           365,000
Gadzoox Networks Inc.* ........................       200             9,525
International Business Machines Corp.* ........     3,000           295,125
JNI Corp.* ....................................       200            10,688
Radiant Systems Inc.* .........................     5,000            78,750
Silicon Graphics Inc.* ........................    22,600           175,150
Sun Microsystems Inc.* ........................     4,900           518,481
Unisys Corp.* .................................     1,800            43,650
Verio Inc.* ...................................     4,800           179,100
Zebra Technologies Corp. Cl. A* ...............     1,500            81,562
                                                                -----------
                                                                  2,732,481
                                                                -----------
ELECTRONICS 1.0%
Aeroflex Inc.* ................................     9,400            52,287
Nokia Corp. ADR ...............................     2,300           265,794
Solectron Corp.* ..............................     3,600           270,900
                                                                -----------
                                                                    588,981
                                                                -----------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS 1.0%
Analog Devices Inc.* ..........................     1,800            95,625
Benchmark Electronics Inc.* ...................     2,800            44,800
Cypress Semiconductor Corp.* ..................     6,150           157,210
Texas Instruments Inc. ........................     2,700           242,325
                                                                -----------
                                                                    539,960
                                                                -----------
Total Technology ..............................                   6,578,679
                                                                -----------
UTILITIES 6.2%
CABLE TELEVISION & RADIO 0.2%
MediaOne Group Inc.* ..........................     1,800           127,913
                                                                -----------
ELECTRICAL 2.9%
CMP Group Inc. ................................     5,500           146,437
DQE, Inc. .....................................     4,500           179,719
Energy East Corp. .............................     3,400            85,425
Illinova Corp. ................................    16,200           515,362
Niagara Mohawk Holdings Inc.* .................     5,300            84,138
OGE Energy Corp. ..............................     8,900           201,919
Pinnacle West Capital Corp. ...................    12,100           446,187
                                                                -----------
                                                                  1,659,187
                                                                -----------
GAS DISTRIBUTION 0.3%
National Fuel Gas Co. .........................     1,200            58,650
Nicor Inc. ....................................     1,800            69,750
Questar Corp. .................................     2,200            39,600
                                                                -----------
                                                                    168,000
                                                                -----------
TELECOMMUNICATIONS 2.8%
AirGate PCS, Inc.* ............................     1,200            60,000
Alltel Corp. ..................................     2,600           216,450
Bellsouth Corp. ...............................     2,700           121,500
MCI WorldCom Inc.* ............................     7,300           626,431
Metromedia Fiber Network Inc. Cl. A* ..........     1,292            42,717
Qwest Communications International Inc.* ......     7,000           252,000
RCN Corp.* ....................................     2,300           110,112
RSL Communications Ltd. Cl. A* ................     4,800           105,000
Time Warner Telecom Inc. ......................     1,700            42,819
Triton PCS Holdings Inc. ......................       900            31,725
                                                                -----------
                                                                  1,608,754
                                                                -----------
Total Utilities ...............................                   3,563,854
                                                                -----------
NON-US EQUITIES 11.7%
Banco Di Roma .................................   117,800           158,602
BHF Bank AG ...................................     3,800           155,085
Clariant AG ...................................       400           175,031
Clearnet Communications Inc. Wts.* ............       990             5,445
Continental AG ................................    10,800           234,584
Corus Entertainment Inc* ......................     2,600            40,628
Eircom PLC* ...................................     4,400            18,281
Gulfstream Resources Ltd. .....................    11,500            14,454
Hikari Tsushin Inc* ...........................       500           402,321
IXOS Software AG* .............................     1,100           147,522
L.M. Ericsson Telephone Co. Cl. B .............     8,200           341,002
Nokia AB Oy ...................................     3,600           412,026
Norsk Hydro AS ................................     7,000           279,162
Pharmacia & Upjohn PLC ........................       700            37,834
Post Energy Corp.* ............................    10,700            50,887
Prosieben Media AG ............................     6,200           254,337
PTT Exploration & Production Public Co. Ltd.* .    16,100           117,607
Renaissance Energy Ltd.* ......................    10,000           120,932
Sema Group PLC ................................    21,000           274,332
Shaw Communications Inc. Cl. B ................     7,800           234,000
Snow Brand Milk Co. ...........................    54,500           262,909
Societe Generale de France SA .................     1,200           261,280
Softbank Corp. ................................     1,900           789,009
Takara Shuzo Co. ..............................    46,000           638,803
Telecom Italia SPA ............................    40,500           349,745
Tieto Corp.* ..................................     7,400           256,862
Viatel Inc. ...................................       393            13,116
WM Data AB Cl. B ..............................     6,600           277,274
Wolters Kluwer ................................     6,800           227,237
York-Benimaru Co. .............................     5,600           230,939
                                                                -----------
Total Non-US Equities .........................                   6,781,246
                                                                -----------
Total Equity Securities (Cost $33,712,135) ....                  42,174,556
                                                                -----------

------------------------------------------------------------------------------------------------------------
                                                       PRINCIPAL              MATURITY           VALUE
                                                        AMOUNT                  DATE            (NOTE 1)
------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES 25.9%
U.S. TREASURY 1.4%
U.S. Treasury Bond, 8.125% ......................         $  150,000            5/15/2021            177,938
U.S. Treasury Bond, 8.125% ......................             85,000            8/15/2021            100,911
U.S. Treasury Bond, 6.625% ......................            100,000            2/15/2027            102,828
U.S. Treasury Bond, 6.125% ......................             50,000           11/15/2027             48,336
U.S. Treasury Note, 5.875% ......................            100,000            9/30/2002             99,984
U.S. Treasury Note, 5.625% ......................             10,000            5/15/2008              9,648
U.S. Treasury STRIPS, 0.00% .....................            225,000            5/15/2003            182,284
U.S. Treasury STRIPS, 0.00% .....................             25,000            5/15/2018              7,475
U.S. Treasury TIPS, 3.875% ......................             76,135            4/15/2029             72,899
                                                                                                ------------
                                                                                                     802,303
                                                                                                ------------
U.S. AGENCY MORTGAGE 6.8%
Federal Home Loan Mortgage Corp., 6.50% .........            134,079            7/01/2029            128,548
Federal National Mortgage Association, 5.50% ....            144,810            3/01/2014            136,256
Federal National Mortgage Association, 6.50% ....             93,085            9/01/2028             89,187
Federal National Mortgage Association, 6.50% ....            238,521           11/01/2028            228,531
Federal National Mortgage Association, 6.50% ....            268,754           12/01/2028            257,498
Federal National Mortgage Association, 6.50% ....             97,416            3/01/2029             93,336
Federal National Mortgage Association, 7.50% ....            160,040            7/01/2029            160,389
Federal National Mortgage Association TBA, 7.50%             525,000            1/19/2030            524,675
Federal National Mortgage Association TBA, 7.00%             850,000           11/15/2029            834,598
Government National Mortgage Association, 6.50% .             25,997            2/15/2009             25,656
Government National Mortgage Association, 6.50% .             62,952            7/15/2009             62,202
Government National Mortgage Association, 6.50% .             82,914           11/15/2010             81,704
Government National Mortgage Association, 7.50% .             59,430           12/15/2010             60,414
Government National Mortgage Association, 7.00% .             16,657            1/15/2025             16,448
Government National Mortgage Association, 7.00% .            258,665            5/15/2028            253,732
Government National Mortgage Association, 6.50% .            140,221           11/15/2028            134,173
Government National Mortgage Association, 7.00% .            155,893           11/15/2028            153,019
Government National Mortgage Association, 7.00% .             66,509           11/15/2028             65,283
Government National Mortgage Association
  TBA, 7.00% ....................................            375,000            1/25/2030            366,508
Government National Mortgage Association
  TBA, 8.00% ....................................            250,000            1/25/2030            254,335
                                                                                                ------------
                                                                                                   3,926,492
                                                                                                ------------
CANADIAN-YANKEE 0.3%
British Sky Broadcasting Group PLC Note, 6.875% .             75,000            2/23/2009             66,746
Province of Quebec Deb., 5.75% ..................             25,000            2/15/2009             22,766
Province of Quebec Deb., 7.50% ..................             50,000            9/15/2029             50,240
Woodside Finance Ltd. Note, 6.60%+ ..............             50,000            4/15/2008             46,397
                                                                                                ------------
                                                                                                     186,149
                                                                                                ------------
FOREIGN GOVERNMENT 3.2%
                                                       Greek Drachma
Republic of Greece, 8.80% .......................        188,800,000            6/19/2007            656,483
                                                  New Zealand Dollar
Government of New Zealand, 10.00% ...............            275,000            3/15/2002            150,465
Government of New Zealand, 8.00% ................            475,000            4/15/2004            251,327
Government of New Zealand, 8.00% ................          1,425,000           11/15/2006            762,305
                                                                                                ------------
                                                                                                   1,820,580
                                                                                                ------------
FINANCE/ MORTGAGE 4.4%
A T & T Capital Corp. Note, 7.50% ...............         $   50,000           11/15/2000             50,447
A T & T Capital Corp. Note, 6.75% ...............            100,000            2/04/2002             99,672
American Express Credit Account Series 1999-A,
  5.95% .........................................             75,000           12/15/2006             72,750
Arcadia Automobile Trust 97-C A5, 6.55% .........             50,000            6/15/2005             50,120
Capital One Bank Note, 6.15% ....................             75,000            6/01/2001             73,838
Capital One Bank Note, 7.08% ....................             75,000           10/30/2001             74,751
Capital One Bank Note, 6.62% ....................            100,000            8/04/2003             97,069
Chase Credit Card Owner Trust Note, 6.66% .......             25,000            1/15/2007             24,901
Citibank Credit Card Master Trust Series 1998 Cl.
  A, 5.30% ......................................             50,000            1/09/2006             47,297
Citibank Credit Card Master Trust Series 1999 Cl.
  A, 5.875% .....................................             25,000            3/10/2011             22,945
Countrywide Funding Corp. Note,
  6.58% .........................................             75,000            9/21/2001             74,734
Discover Card Master Trust Series 1998-7A, 5.60%              75,000            5/16/2006             71,976
DLJ Commercial Mortgage Corp. 99-C1, 6.46% ......            250,000            1/10/2009            236,523
ERAC USA Finance Co. Note,
  6.625%+ .......................................            100,000            5/15/2006             93,911
Finova Capital Corp. Note, 6.375% ...............             50,000            5/15/2005             47,821
Ford Motor Credit Co. Note, 5.75% ...............            100,000            2/23/2004             95,780
Ford Motor Credit Co. Note, 7.375% ..............            150,000           10/28/2009            150,990
General Motors Acceptance Corp. Note, 6.384% ....            100,000           10/07/2002            100,060
GMAC Commercial Mortgage Security Inc. Series 99-
  C1 A2, 6.175% .................................             75,000            5/15/2033             69,114
Household Finance Corp. Note,
  6.00% .........................................             50,000            5/01/2004             47,920
Household Finance Corp. Sr. Note, 6.125% ........             50,000            7/15/2012             49,076
LB Commercial Conduit Mortgage Trust 97-LL1-A1,
  6.79% .........................................             95,337            6/12/2004             95,069
LB Commercial Conduit Mortgage Trust Series 98C1-
  A1, 6.33% .....................................             86,165           11/18/2004             84,415
MBNA Corp. Sr. Note, 6.12% ......................            100,000            8/13/2001             98,908
MBNA Corp. Sr. Note, 6.875% .....................            100,000           11/15/2002             99,385
MBNA Master Credit Card Trust Note, 6.35% .......            100,000           12/15/2006             98,468
MBNA Master Credit Card Trust Series 99-B, 5.90%              50,000            8/15/2011             45,771
MBNA Master Credit Card Trust Series 99-J, 7.00%             100,000            2/15/2012             99,375
Morgan Stanley Capital Inc. 98-A1, 6.22% ........             46,317            5/03/2005             44,841
Morgan Stanley Capital Inc. 98-A1, 6.19% ........             28,457            1/15/2007             27,630
Prime Credit Card Master Trust Series 1995-1A,
  6.75% .........................................             50,000           11/15/2005             50,078
Prime Credit Card Master Trust Series 1996-1A,
  6.70% .........................................             50,000            7/15/2004             50,078
Sears Credit Account Master Trust Series 1998-2A,
  5.25% .........................................            100,000           10/16/2008             94,375
Textron Finance Corp. Note, 6.125%+ .............             25,000            3/15/2001             24,843
                                                                                                ------------
                                                                                                   2,564,931
                                                                                                ------------
CORPORATE 9.8%
Advanstar Communications Inc. Sr. Sub.
  Note, 9.25% ...................................             40,000            5/01/2008             37,400
Airgate PCS Inc. Sr. Sub. Note, 0.00% to
  9/30/2004, 13.50% from 10/1/2004 to maturity ..             80,000           10/01/2009             48,600
Alaska Steel Corp. Sr. Note, 9.125% .............            100,000           12/15/2006             99,000
Albertsons Inc. Sr. Deb., 7.45% .................            100,000            8/01/2029             98,647
Allied Waste North America Inc. Sr. Note, 7.625%+             25,000            1/01/2006             21,844
Allied Waste North America Inc. Sr. Note, 7.875%              10,000            1/01/2009              8,512
Archibald Candy Corp. Sr. Sec. Note, 10.25% .....             50,000            7/01/2004             48,500
Arizona Public Service Co. Note, 6.25% ..........             75,000            1/15/2005             71,095
Atlantic Richfield Co. Note, 5.90% ..............            100,000            4/15/2009             92,889
Aurora Foods Inc. Sr. Sub. Note, 9.875% .........            175,000            2/15/2007            178,937
Buckeye Technologies Inc. Sr. Sub. Note, 8.00% ..            200,000           10/15/2010            184,000
California Infrastructure Development Series
  1997-A7, 6.42% ................................            150,000            9/25/2008            146,561
Calpine Corp. Sr. Note, 7.75% ...................             20,000            4/15/2009             18,774
Charter Communication Holding LLC Sr.
  Note, 8.625%+ .................................             80,000            4/01/2009             75,800
Coca-Cola Enterprises Inc. Deb.,
  6.95% .........................................             25,000           11/15/2026             23,177
Coca-Cola Enterprises Inc. Deb.,
  6.75% .........................................            100,000            9/15/2028             90,003
Columbia/HCA Healthcare Corp. Note, 8.12% .......            100,000            8/04/2003             97,539
Columbia/HCA Healthcare Corp. Note, 7.69% .......             50,000            6/15/2025             39,500
Columbia/HCA Healthcare Corp. Note, 7.75% .......             50,000            7/15/2036             38,503
Dover Corp. Deb., 6.65% .........................            100,000            6/01/2028             85,257
El Paso Energy Corp. Sr. Note, 6.625%+ ..........            100,000            7/15/2001             99,530
El Paso Energy Corp. Sr. Note, 6.75% ............             50,000            5/15/2009             47,705
Empire Gas Corp. Sr. Sec. Note, 12.875% .........            250,000            7/15/2004            168,125
Envirosource Inc. Note, 9.75% ...................            500,000            6/15/2003            295,000
First Wave Marine Inc. Sr. Note, 11.00% .........            100,000            2/01/2008             75,500
Fisher Scientific International Inc. Sr. Sub.
  Note, 9.00% ...................................             50,000            2/01/2008             47,000
Fort James Corp. Note, 6.234% ...................             50,000            3/15/2001             49,477
Gentek Inc. Sr. Sub. Note, 11.00%+ ..............             75,000            8/01/2009             75,375
Harrah's Operating Inc. Sr. Sub. Note, 7.875% ...             90,000           12/15/2005             85,725
HealthSouth Corp. Sr. Note, 6.875% ..............             50,000            6/15/2005             42,726
Hollywood Casino Corp. Note, 13.00%+ ............             50,000            8/01/2006             52,000
Hyperion Telecommunication Inc. Sr. Sub. Note,
  12.00%+ .......................................            110,000           11/01/2007            113,300
Iasis Healthcare Corp. Sr. Sub. Note, 13.00% ....             80,000           10/15/2009             80,600
Insight Midwest LP Sr. Note, 9.75% ..............             10,000           10/01/2009             10,175
International Business Machines Deb., 7.00% .....             25,000           10/30/2025             24,467
International Game Technology Corp. Sr. Note,
  8.375% ........................................             30,000            5/15/2009             28,650
International Shipholding Corp. Sr. Note Series
  B, 7.75% ......................................            100,000           10/15/2007             90,500
J.B. Poindexter Inc. Sr. Note, 12.50% ...........            100,000            5/15/2004             94,500
Lear Corp. Note, 8.11%+ .........................             40,000            5/15/2009             38,418
Lucent Technologies Inc. Deb., 6.45% ............            100,000            3/15/2029             89,587
Lyondell Chemical Co. Sr. Sec. Note, 9.875% .....            100,000            5/01/2007             99,750
Mohegan Tribal Gaming Authority Sr. Note, 8.125%             120,000            1/01/2006            115,800
New Jersey Economic Development Authority Series
  A, 7.425% .....................................             50,000            2/15/2029             49,433
News America Inc. Sr. Deb., 7.125% ..............             50,000            4/08/2028             43,784
News America Inc. Sr. Note, 6.625% ..............             75,000            1/09/2008             70,282
Ocean Energy Inc. Series B Sr. Note, 7.625% .....             50,000            7/01/2005             47,750
Owens-Illinois Inc. Sr. Deb., 7.50% .............             40,000            5/15/2010             36,165
Packaging Resources Inc. Sr. Sec. Note, 11.625% .            250,000            5/01/2003            251,250
Peco Energy Transport Trust Series 99-A Cl. A7,
  6.13% .........................................            100,000            3/01/2009             93,593
Pepsi Bottling Holdings Inc. Note, 5.625%+ ......            100,000            2/17/2009             89,991
Pioneer Americans Acquisition Corp. Sr. Sec. Note
  Series B, 9.25% ...............................            100,000            6/15/2007             77,000
Pool Energy Services Co. Sr. Sub. Note, 8.625% ..            150,000            4/01/2008            154,125
Prime Succession Inc. Sr. Sub. Note, 10.75% .....            150,000            8/15/2004             66,000
PSINet Inc. Sr. Note, 11.00%+ ...................             50,000            8/01/2009             51,000
Rose Hills Co. Sr. Sub. Note, 9.50% .............            250,000           11/15/2004            200,000
RSL Communications Ltd. Sr. Note, 12.25% ........            250,000           11/15/2006            248,750
S.C.G. Holding Corp. Sr. Note, 12.00%+                        40,000            8/01/2009             41,000
Sbarro Inc. Sr. Note, 11.00% ....................            100,000            9/15/2009             98,750
Sealed Air Corp. Sr. Note, 6.95%+ ...............             50,000            5/15/2009             47,240
Sheffield Steel Corp. Note Series B, 11.50% .....             20,000           12/01/2005             16,400
Simonds Industries Inc. Sr. Sub. Note, 10.25% ...             25,000            7/01/2008             19,000
Spanish Broadcasting Systems Inc. Sr. Sub. Note,
  9.625% ........................................             15,000           11/01/2009             15,094
Stater Brothers Holdings Inc. Sr. Note, 10.75%+ .            125,000            8/15/2006            128,125
Tyco International Group SA, 6.25% ..............             75,000            6/15/2003             72,250
Unilab Corp. Sr. Sub. Note, 12.75% ..............             50,000           10/01/2009             50,250
US Unwired Inc. Sr. Sub. Note, 0.00% to
  10/31/2004, 13.375% from 11/1/2004
  to maturity ...................................             90,000           11/01/2009             47,700
USA Waste Services Inc. Sr. Note, 7.00% .........             50,000           10/01/2004             42,658
Viatel Inc. Sr. Note, 11.25% ....................             50,000            4/15/2008             47,250
Vintage Petroleum Inc. Sr. Sub. Note, 9.75% .....             20,000            6/30/2009             20,300
Westpoint Stevens Inc. Sr. Note, 7.875% .........             20,000            6/15/2008             17,850
Williams Communications Group Sr. Note, 10.875% .             20,000           10/01/2009             20,450
Winstar Communications Inc. Sr. Exch.
  Note, 14.50% ..................................            110,000           10/15/2005            147,400
                                                                                                ------------
                                                                                                   5,639,288
                                                                                                ------------
Total Fixed Income Securities (Cost $15,838,246) ........................................         14,939,743
                                                                                                ------------
COMMERCIAL PAPER 6.3%
Ford Motor Credit Co., 5.18% ....................            211,000           11/02/1999            211,000
Ford Motor Credit Co., 5.28% ....................          1,870,000           11/03/1999          1,870,000
General Electric Capital Corp., 5.22% ...........            795,000           11/03/1999            795,000
Goldman Sachs Group LP, 6.09% ...................            775,000            1/19/2000            764,796
                                                                                                ------------
Total Commercial Paper (Cost $3,640,796) ................................................          3,640,796
                                                                                                ------------

-------------------------------------------------------------------------------------------------------------
                                                                               SHARES
-------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 13.5%
State Street Navigator Securities Lending Prime Portfolio ..........            7,785,200          7,785,200
                                                                                                ------------
Total Short-Term Investments (Cost $7,785,200) ..........................................          7,785,200
                                                                                                ------------
Total Investments (Cost $60,976,377) - 118.7% ...........................................         68,540,295

Cash and Other Assets, Less Liabilities - (18.7%) .......................................        (10,813,145)
                                                                                                ------------
Net Assets - 100.0% .....................................................................       $ 57,727,150
                                                                                                ============

Federal Income Tax Information:
At October 31, 1999, the net unrealized appreciation of
 investments based on cost for Federal income tax purposes of
 $61,313,393 was as follows:
Aggregate gross unrealized appreciation for all investments in
 which there is an excess of value over tax cost .............    $11,461,748
Aggregate gross unrealized depreciation for all investments in
 which there is an excess of tax cost over value .............     (4,234,846)
                                                                  -----------
                                                                  $ 7,226,902
                                                                  ===========

ADR Stands for American Depositary Receipt, representing ownership of foreign securities.

*    Non-income-producing securities.

TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time.

     Although the unit price has been established, the principal value has not been finalized.

+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securit ies among certain qualified buyers. The total cost and market value of Rule 144A securities owned at October 31, 1999 were $1,029,268 an d $998,818 (1.73% of net assets), respectively.

Futures contracts open at October 31, 1999, are as follows:

                                                  EXPIRATION        UNREALIZED
    TYPE                     NOTIONAL AMOUNT        MONTH          APPRECIATION
-------------------------------------------------------------------------------
5 year U.S. Treasury Notes       $100,000       December, 1999         $462

Forward currency exchange contracts outstanding at October 31, 1999, are as follows:

                                                                                                           UNREALIZED
                                                                                                          APPRECIATION
                                                                                              CONTRACT    (DEPRECIATIO   DELIVERY
                                                                            TOTAL VALUE        PRICE           N)          DATE
-----------------------------------------------------------------------------------------------------------------------------------
Buy Euro, Sell U.S. dollars                                                    198,500 EUR   1.07290 EUR  $  (3,813)       11/23/99
Buy Euro, Sell U.S. dollars                                                     83,000 EUR   1.05608 EUR        (90)       12/09/99
Sell Euro, Buy U.S. dollars                                                    262,080 EUR   1.05205 EUR       (430)       11/23/99
Sell Euro, Buy U.S. dollars                                                     94,400 EUR   1.04756 EUR       (702)       12/09/99
Sell Euro, Buy U.S. dollars                                                    149,600 EUR   1.08600 EUR      4,088         1/24/00
Sell Greek drachma, Buy U.S. dollars                                        42,938,000 GRD    .00324 GRD      2,625        11/23/99
Sell Greek drachma, Buy U.S. dollars                                        32,000,000 GRD    .00324 GRD      2,826         1/24/00
Sell Greek drachma, Buy U.S. dollars                                         9,000,000 GRD    .00324 GRD        776         1/24/00
Sell Japanese yen, Buy U.S. dollars                                         79,205,000 JPY    .00884 JPY    (67,743)       12/30/99
Sell Japanese yen, Buy U.S. dollars                                         56,515,000 JPY    .00885 JPY    (47,806)       12/30/99
Buy Japanese yen, Sell U.S. dollars                                        135,720,000 JPY    .00965 JPY      5,763        12/30/99
Sell Japanese yen, Buy U.S. dollars                                         59,624,945 JPY    .00899 JPY    (49,791)        3/31/00
Sell New Zealand dollars, Buy U.S. dollars                                   1,150,000 NZD    .51580 NZD      9,900        11/23/99
Sell New Zealand dollars, Buy U.S. dollars                                     198,000 NZD    .51815 NZD      2,170        11/23/99
Sell New Zealand dollars, Buy U.S. dollars                                   1,335,000 NZD    .51540 NZD      9,683         1/25/00
Buy New Zealand dollars, Sell U.S. dollars                                     100,000 NZD    .51665 NZD       (946)       11/23/99
Buy New Zealand dollars, Sell U.S. dollars                                     270,000 NZD    .51520 NZD     (2,163)       11/23/99
                                                                                                          ----------
                                                                                                          $(135,653)
                                                                                                          =========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
October 31, 1999

ASSETS
Investments, at value (Cost $60,976,377) (Note 1) ..............  $68,540,295
Cash ...........................................................       36,438
Receivable for securities sold .................................    1,615,186
Interest and dividends receivable ..............................      309,939
Receivable for open forward contracts ..........................       37,831
Receivable for fund shares sold ................................       17,592
Receivable from Distributor (Note 3) ...........................        1,293
Other assets ...................................................       45,137
                                                                  -----------
                                                                   70,603,711
LIABILITIES
Payable for collateral received on securities loaned ...........    7,785,200
Payable for securities purchased ...............................    3,051,498
Payable for fund shares redeemed ...............................    1,674,754
Payable for open forward contracts .............................      173,484
Accrued management fee (Note 2) ................................       36,982
Accrued transfer agent and shareholder services
  (Note 2) .....................................................       31,084
Accrued trustees' fees (Note 2) ................................       15,167
Payable for variation margin ...................................          500
Other accrued expenses .........................................      107,892
                                                                  -----------
                                                                   12,876,561
                                                                  -----------
NET ASSETS                                                        $57,727,150
                                                                  ===========
Net Assets consist of:
  Undistributed net investment income ..........................   $  564,286
  Unrealized appreciation of investments .......................    7,563,918
  Unrealized depreciation of forward contracts and
    foreign currency ...........................................     (136,910)
  Unrealized appreciation of futures contracts .................          462
  Accumulated net realized gain ................................    1,288,284
  Paid-in capital ..............................................   48,447,110
                                                                  -----------
                                                                  $57,727,150
                                                                  ===========

Net Asset Value, offering price and redemption
  price per share of Class S shares
  ($57,727,150 / 5,215,290 shares) .............................       $11.07
                                                                       ======

-----------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------
For the year ended October 31, 1999

INVESTMENT INCOME
Interest, net of foreign taxes of $4,118 (Note 1) ................  $1,337,256
Dividends, net of foreign taxes of $12,000 .......................     388,012
                                                                    ----------
                                                                     1,725,268
EXPENSES
Management fee (Note 2) ..........................................     442,704
Custodian fee ....................................................     146,052
Transfer agent and shareholder services (Note 2) .................      76,911
Audit fee ........................................................      25,447
Legal fees .......................................................      24,234
Registration fees ................................................      17,983
Trustees' fees (Note 2) ..........................................      15,167
Reports to shareholders ..........................................      13,686
Amortization of organization costs (Note 1) ......................       4,387
Miscellaneous ....................................................      12,518
                                                                    ----------
                                                                       779,089
Expenses borne by the Distributor (Note 3) .......................    (126,663)
                                                                    ----------
                                                                       652,426
                                                                    ----------
Net investment income ............................................   1,072,842
                                                                    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FOREIGN CURRENCY, FORWARD CONTRACTS AND FUTURES CONTRACTS
Net realized gain on investments (Notes 1 and 4) .................   1,312,666
Net realized loss on foreign currency and
  forward contracts (Note 1) .....................................    (205,663)
Net realized loss on futures contracts (Note 1) ..................      (1,207)
                                                                    ----------
  Total net realized gain ........................................   1,105,796
                                                                    ----------
Net unrealized appreciation of investments .......................   5,213,554
Net unrealized appreciation of foreign currency and
  forward contracts ..............................................     197,574
Net unrealized appreciation of futures contracts .................         462
                                                                    ----------
  Total net unrealized appreciation ..............................   5,411,590
                                                                    ----------
Net gain on investments, foreign currency, forward
  contracts and futures contracts ................................   6,517,386
                                                                    ----------
Net increase in net assets resulting from operations .............  $7,590,228
                                                                    ==========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          YEARS ENDED OCTOBER 31
                                                                   ---------------------------------
                                                                       1998                 1999
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income .........................................     $  1,165,743          $ 1,072,842
Net realized gain on investments, foreign currency, forward
  contracts and futures contracts .............................        8,199,201            1,105,796
Net unrealized appreciation (depreciation) of investments,
  foreign currency, forward contracts and futures contracts ...       (7,077,127)           5,411,590
                                                                    ------------          -----------
Net increase resulting from operations ........................        2,287,817            7,590,228
                                                                    ------------          -----------
Dividends from net investment income -- Class S ...............       (1,317,557)            (765,775)
                                                                    ------------          -----------
Distributions from net realized gains -- Class S ..............      (11,099,159)          (8,002,009)
                                                                    ------------          -----------
Class S share transactions:
  Proceeds from sale of shares ................................        9,214,900            5,716,393
  Net asset value of shares issued in payment of:
    Dividends from net investment income ......................          449,769              298,971
    Distributions from net realized gains .....................       11,099,149            8,001,998
  Cost of shares repurchased ..................................      (32,540,040)         (10,960,555)
                                                                    ------------          -----------
Net increase (decrease) from fund share transactions ..........      (11,776,222)           3,056,807
                                                                    ------------          -----------
Total increase (decrease) in net assets........................      (21,905,121)           1,879,251
NET ASSETS
Beginning of year .............................................       77,753,020           55,847,899
                                                                    ------------          -----------
End of year (including undistributed net investment income
  of $583,345 and $564,286, respectively) .....................      $55,847,899          $57,727,150
                                                                     ===========          ===========
Number of Class S shares:
  Sold ........................................................          770,407              517,034
  Issued upon reinvestment of:
    Dividends from net investment income ......................           39,840               27,969
    Distributions from net realized gains .....................        1,012,696              779,162
  Repurchased .................................................       (2,843,995)            (988,554)
                                                                    ------------          -----------
  Net increase (decrease) in fund shares ......................       (1,021,052)             335,611
                                                                     ===========          ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1

State Street Research Strategic Portfolios: Aggressive (the "Fund"), is a series of State Street Research Financial Trust (the "Trust"), which was organized as a Massachusetts business Trust in November, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open- end management investment company. The Trust consists presently of five separate funds: State Street Research Strategic Portfolios: Aggressive, State Street Research Government Income Fund, State Street Research Strategic Income Plus Fund, State Street Research IntelliQuant Portfolios: Small-Cap Value and State Street Research International Equity Fund.

The investment objective of the Fund is to provide high total return from, primarily, growth of capital and secondarily, current income, consistent with reasonable investment risk.

The Fund is authorized to issue four classes of shares. Only Class S shares are presently available for purchase. Class A, Class B and Class C shares are not being offered at this time. Class A shares are subject to an initial sales charge of up to 5.75% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. DIVIDENDS
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended October 31, 1999, the Fund has designated as long-term $6,326,418 of distributions from net realized gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary because the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. DEFERRED ORGANIZATION COSTS
Certain costs incurred in the organization and registration of the Fund were capitalized and amortized under the straight-line method over a period of five years.

G. FORWARD CONTRACTS AND FOREIGN CURRENCIES
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction exchange rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

H. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. SECURITIES LENDING
The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At October 31, 1999, the value of the securities loaned and the value of collateral were $7,597,753 and $7,785,200, respectively. During the year ended October 31, 1999, income from securities lending amounted to $48,985 and is included in interest income.

J. FUTURES CONTRACTS
The Fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The Fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the Fund deposits with the selling broker sufficient cash or U.S. Government securities to meet the minimum "initial margin" requirements. Thereafter, the Fund receives from or pays to the broker cash or U.S. Government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

NOTE 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 1999, the fees pursuant to such agreement amounted to $442,704.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended October 31, 1999, the amount of such expenses was $73,003.

The fees of the Trustees not currently affiliated with the Adviser amounted to $15,167 during the year ended October 31, 1999.

NOTE 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended October 31, 1999, the amount of such expenses assumed by the Distributor and its affiliates was $126,663.

NOTE 4

For the year ended October 31, 1999, purchases and sales of securities, exclusive of short-term obligations, aggregated $61,592,080 and $63,198,431 (including $23,033,675 and $24,236,115 of U.S. Government obligations), respectively.

NOTE 5

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plans, the Fund will pay annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund will pay annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to compensate or reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses.

NOTE 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At October 31, 1999, Metropolitan owned 3,329,462 Class S shares of the Fund.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                               CLASS A
                                     --------------------------------------------------------
                                         YEARS ENDED OCTOBER 31
                                     -------------------------------       NOVEMBER 1, 1996
                                        1995(a)             1996(a)      TO MARCH 27, 1997(a)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)      9.74               10.93             12.45
                                           -----               -----             -----

  Net investment income ($)*                0.20                0.14              0.10

  Net realized and unrealized gain
    on investments, foreign currency
    and forward contracts ($)               1.19                1.79              0.41
                                           -----               -----             -----
TOTAL FROM INVESTMENT OPERATIONS ($)        1.39                1.93              0.51
                                           -----               -----             -----
  Dividends from net investment
    income ($)                             (0.20)              (0.17)            (0.13)

  Distributions from net realized
    gains ($)                                 --               (0.24)            (1.48)
                                           -----               -----             -----
TOTAL DISTRIBUTIONS ($)                    (0.20)              (0.41)            (1.61)
                                           -----               -----             -----
NET ASSET VALUE, END OF YEAR ($)           10.93               12.45             11.35
                                           =====               =====             =====
Total return(b) (%)                        14.49               18.05              4.18(c)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($
thousands)                                39,555                 623                --

Ratio of operating expenses to
  average net assets (%)*                   1.35                1.35              1.35(d)

Ratio of net investment income to
  average net assets (%)*                   1.98                1.43              1.69(d)

Portfolio turnover rate (%)               127.44              145.59            136.48

*Reflects voluntary reduction of
 expenses per share of these
 amounts (Note 3) ($)                       0.02                0.01              0.02

                                                                                CLASS S
                                     ------------------------------------------------------------------------------------------
                                                                         YEARS ENDED OCTOBER 31
                                     ------------------------------------------------------------------------------------------
                                        1995(a)             1996(a)             1997(a)             1998(a)            1999(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)      9.74               10.94               12.43               13.18              11.44
                                           -----               -----               -----               -----              -----

  Net investment income ($)*                0.22                0.22                0.22                0.21               0.20

  Net realized and unrealized gain
    on investments, foreign
    currency, forward contracts and
    futures contracts ($)                   1.20                1.74                2.27                0.17               1.25
                                           -----               -----               -----               -----              -----
TOTAL FROM INVESTMENT OPERATIONS ($)        1.42                1.96                2.49                0.38               1.45
                                           -----               -----               -----               -----              -----
  Dividends from net investment
    income ($)                             (0.22)              (0.23)              (0.26)              (0.24)             (0.15)

  Distributions from capital gains ($)        --               (0.24)              (1.48)              (1.88)             (1.67)
                                           -----               -----               -----               -----              -----
TOTAL DISTRIBUTIONS ($)                    (0.22)              (0.47)              (1.74)              (2.12)             (1.82)
                                           -----               -----               -----               -----              -----
NET ASSET VALUE, END OF YEAR ($)           10.94               12.43               13.18               11.44              11.07
                                           =====               =====               =====               =====              =====
Total return(b) (%)                        14.85               18.37               22.54                3.69              13.89

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  ($ thousands)                           20,809              63,272              77,753              55,848             57,727

Ratio of operating expenses to
  average net assets (%)*                   1.10                1.10                1.10                1.10               1.10

Ratio of net investment income to
  average net assets (%)*                   2.13                1.78                1.79                1.81               1.82

Portfolio turnover rate (%)               127.44              145.59              136.48              124.15             108.44

* Reflects voluntary reduction of
  expenses per share of these
  amounts (Note 3) ($)                      0.02                0.03                0.02                0.02               0.02
--------------------------------------------------------------------------------------------------------------------------------

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.
(c) Not annualized.
(d) Annualized.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH FINANCIAL TRUST
AND THE SHAREHOLDERS OF STATE STREET RESEARCH
STRATEGIC PORTFOLIOS: AGGRESSIVE

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Strategic
Portfolios: Aggressive (a series of State Street Research Financial Trust, hereafter referred to as the "Trust") at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 1999

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

--------------------------------------------------------------------------------
MANAGEMENT's DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

For the year ended October 31, 1999, Class S shares of State Street Research Strategic Portfolios: Aggressive gained 13.89%. That was slightly better than its peer group, the Lipper flexible portfolio fund average, which rose 13.54%. It was well below the S&P 500, which gained 25.66%. That's not surprising since the S&P 500 is a measure of common stock performance, and the Fund had more than 25% of its assets invested in bonds and cash.

Strategic Portfolios: Aggressive seeks high total return primarily through capital appreciation by investing in common stocks and bonds. The manager's strategy is to adjust the asset allocation based on changing market conditions.

The Fund was somewhat underweighted in equities, 73%, reflecting the high valuations of stocks. This underweighting coupled with mid-cap value stocks dragging contributed to the Fund returning 13.89% for the 12 months ended October 31, 1999.

The stock market has broadened in recent months, which has been good for this diversified portfolio. Going into 2000, we are concerned about growth rates. If the U.S. growth rate fails to slow as the rest of the world rises, than that would put pressure on inflation and interest rates.

International stocks and mid-cap value stocks appear to be at good valuations going into the new year. However, we remain cautious about the prospects for the markets and the economy in the U.S.

October 31, 1999

Keep in mind that past performance is no guarantee of future results. The Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Class S shares, offered without a sales charge, are available only through certain employee benefit plans and special programs. The S&P 500 (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Lehman Brothers Government/Corporate Bond Index is a market-value weighted index of U.S. government treasury and agency securities, corporate and yankee bonds. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.


                   CHANGE IN VALUE OF $10,000 BASED ON THE
                       S&P 500 AND THE LEHMAN BROTHERS
                   GOVERNMENT/CORPORATE BOND INDEX COMPARED
                  TO CHANGE IN VALUE OF $10,000 INVESTED IN
                       STRATEGIC PORTFOLIOS: AGGRESSIVE

                                 CLASS S SHARES

                          Average Annual Total Return
                        --------------------------------
                        1 Year    5 Years   Life of Fund
                        --------------------------------
                        13.89%    14.49%       13.69%
                        --------------------------------


                                              Lehman
                        Strategic            Brothers
                       Portfolios:          Gov't/Corp
                       Aggressive           Bond Index           S&P 500
--------------------------------------------------------------------------------
10/31/94                $10,250             $10,006             $10,549
10/31/95                 11,772              11,622              13,334
10/31/96                 13,935              12,250              16,546
10/31/97                 17,076              13,329              21,856
10/31/98                 17,706              14,698              26,667
10/31/99                 20,165              14,600              33,512

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH FINANCIAL TRUST
--------------------------------------------------------------------------------

FUND INFORMATION                           OFFICERS                               TRUSTEES

STATE STREET RESEARCH                      RALPH F. VERNI                         RALPH F. VERNI
STRATEGIC PORTFOLIOS: AGGRESSIVE           Chairman of the Board,                 Chairman of the Board,
One Financial Center                       President and                          President, Chief Executive
Boston, MA 02111                           Chief Executive Officer                Officer and Director,
                                                                                  State Street Research &
INVESTMENT ADVISER                         PETER C. BENNETT                       Management Company
State Street Research &                    Vice President
Management Company
One Financial Center                       JOHN H. KALLIS                         BRUCE R. BOND
Boston, MA 02111                           Vice President                         Former Chairman of the Board
                                                                                  Chief Executive Officer and
DISTRIBUTOR                                THOMAS P. MOORE, JR.                   President, PictureTel Corporation
State Street Research                      Vice President
Investment Services, Inc.
One Financial Center                       E.K. EASTON RAGSDALE, JR.              STEVE A. GARBAN
Boston, MA 02111                           Vice President                         Former Senior Vice President
                                                                                  for Finance and Operations and
SHAREHOLDER SERVICES                       THOMAS A. SHIVELY                      Treasurer, The Pennsylvania
State Street Research                      Vice President                         State University
Service Center
P.O. Box 8408                              JAMES M. WEISS
Boston, MA 02266-8408                      Vice President                         MALCOLM T. HOPKINS
1-800-562-0032                                                                    Former Vice Chairman of the
                                           GERARD P. MAUS                         Board and Chief Financial
CUSTODIAN                                  Treasurer                              Officer, St. Regis Corp.
State Street Bank and
Trust Company                              JOSEPH W. CANAVAN
225 Franklin Street                        Assistant Treasurer                    DEAN O. MORTON
Boston, MA 02110                                                                  Former Executive Vice President,
                                           DOUGLAS A. ROMICH                      Chief Operating Officer and
LEGAL COUNSEL                              Assistant Treasurer                    Director, Hewlett-Packard
Goodwin, Procter & Hoar LLP                                                       Company
Exchange Place                             FRANCIS J. MCNAMARA, III
Boston, MA 02109                           Secretary and General Counsel
                                                                                  SUSAN M. PHILLIPS
INDEPENDENT ACCOUNTANTS                    DARMAN A. WING                         Dean, School of Business and
PricewaterhouseCoopers LLP                 Assistant Secretary and                Public Management, George
160 Federal Street                         Assistant General Counsel              Washington University; former
Boston, MA 02110                                                                  Member of the Board of Governors
                                           AMY L. SIMMONS                         of the Federal Reserve System and
                                           Assistant Secretary                    Chairman and Commissioner of
                                                                                  the Commodity Futures Trading
                                                                                  Commission

                                                                                  TOBY ROSENBLATT
                                                                                  President,
                                                                                  Founders Investments Ltd.
                                                                                  President,
                                                                                  The Glen Ellen Company

                                                                                  MICHAEL S. SCOTT MORTON
                                                                                  Jay W. Forrester Professor of
                                                                                  Management, Sloan School of
                                                                                  Management, Massachusetts
                                                                                  Institute of Technology

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE        ------------
One Financial Center                                           Bulk Rate
Boston, MA 02111                                              U.S. Postage
                                                                  PAID
                                                               Canton, MA
                                                               Permit #313
                                                              ------------




STATE STREET RESEARCH
      [logo]
   LASTING VALUES
   --------------
   LEADING IDEAS


QUESTIONS? COMMENTS?

CALL us at 1-800-562-0032 or
 [hearing-impaired 1-800-676-7876]
 [Chinese and Spanish-speaking 1-888-638-3193]
WRITE us at:
     State Street Research
     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408
E-MAIL us at:
     info@ssrfunds.com
INTERNET site:
     www.ssrfunds.com

[logo] STATE STREET RESEARCH

This report is prepared for the general information of current shareholders.

This publication must be preceded or accompanied by a current State Street Research Strategic Portfolios: Aggressive prospectus.

When used after March 31, 2000, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: (exp1200)SSR-LD                                    SP-505G-1299

STATE STREET RESEARCH
---------------------

--------------------------
STRATEGIC INCOME PLUS FUND
--------------------------

ANNUAL REPORT

October 31, 1999

                                 -------------
                                 WHAT'S INSIDE
                                 -------------

                              FROM THE CHAIRMAN

                              America benefited from a healthy economy

                              PORTFOLIO MANAGER'S REVIEW

                              Steady returns; conservative outlook

                              FUND INFORMATION

                              Facts and figures

                              PLUS, COMPLETE PORTFOLIO HOLDINGS AND
                              FINANCIAL STATEMENTS


                                                       [DALBAR logo]
                                                           For
                                                         Excellence
                                                             in
                                                     Shareholder Service

[logo] STATE STREET RESEARCH

FROM THE CHAIRMAN

[Photo of Ralph F. Verni]

DEAR SHAREHOLDER:
Another good year for the U.S. economy has extended America's cycle of prosperity to eight consecutive years. Gross domestic product, a measure of goods and services produced in the U.S. rose at an annual rate of more than 4.0%. Personal income has risen and consumer spending has been strong. Inflation remained relatively low as productivity gains have offset wage gains. However, the Consumer Price Index has moved up one full percentage point during the year. The Federal Reserve Board responded to these indicators of strength by raising short-term interest rates by 1/2% in two quick 1/4% steps late in the summer.

STOCKS
The U.S. stock market delivered another year of double-digit gains. The S&P 500(1) rose 25.66% during the 12-month period ended October 31, 1999. However, a disproportionate share of the market's gains belonged to a handful of technology stocks. The technology-heavy Nasdaq gained 67.98% during the period. Outside the top 50 stocks, returns were flat to down for the year.

BONDS
The bond market was hurt by the Federal Reserve's interest-rate cuts and by factors associated with Y2K. Many issuers went to the market with their debt issues early in the year. That drove demand and interest rates up and bond prices down. In this environment, mortgage bonds held up better than government and corporate bonds. High yield bonds finished the year with strong results.

INTERNATIONAL
Economic growth around the globe was better than expected. In Asia and certain emerging markets -- notably South Korea and Russia -- economies have rebounded from last year's currency woes faster than anticipated. Japan has shown the first signs of real progress in revitalizing its economy in nearly a decade. That was reflected in strong stock market performance for the year, especially among small Japanese companies. Europe delivered mixed results as did the emerging markets of Latin America.

OUTLOOK AND OPPORTUNITIES
As we enter the year 2000, many markets are poised for growth. However, there are also areas, such as the technology sector in the U.S., where extraordinarily high valuations suggest caution in the months ahead. Now is a good time to consult your financial professional about the strategies that make sense for your personal portfolio. And, as always, we thank you for your confidence in State Street Research funds.

    Sincerely,

/s/ Ralph F. Verni

    Ralph F. Verni
    Chairman

    October 31, 1999


(1) The S&P 500 (officially the "Standard and Poor's 500 Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(2) 2.60% for Class A shares; 1.80% for Class B(1) shares; 1.80% for Class B shares; 1.80% for Class C shares.

(3) Keep in mind that past performance is no guarantee of future results. The Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value.

(4) Performance reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. The Fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the Fund's returns may have been lower.

(5) Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

(6) Performance for the period May 16, 1994 to March 27, 1997 reflects actual performance of the fund prior to the liquidation of outstanding Class A shares in 1997. Returns shown for all other periods, including periods prior to the reintroduction of Class A shares in 1999, reflect performance of Class S shares. Returns shown are for periods prior to the creation of the class in 1999. They reflect performance of Class S shares, adjusted for shareholder and annual fund operating expenses.

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended October 31, 1999, except where noted)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR PERIOD ENDED 9/30/99
(at maximum applicable sales charge)(3)(4)(5)(6)
-------------------------------------------------------------------

                          LIFE OF FUND
                         (since 5/16/94)  5 YEARS        1 YEAR
-------------------------------------------------------------------
Class A                      8.33%         8.76%         -3.07%
-------------------------------------------------------------------
Class B(1)                   8.58%         8.95%         -2.61%
-------------------------------------------------------------------
Class B                      8.71%         8.95%         -2.61%
-------------------------------------------------------------------
Class C                      8.71%         9.24%          1.14%
-------------------------------------------------------------------
Class S                      9.80%         10.33%         3.10%
-------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(at maximum applicable sales charge)(3)(4)(5)(6)
--------------------------------------------------------------
                    LIFE OF FUND
                   (Since 5/16/94)   5 YEARS        1 YEAR
--------------------------------------------------------------
Class A                 8.27%         8.83%         -3.29%
--------------------------------------------------------------
Class B(1)              8.50%         9.01%         -2.87%
--------------------------------------------------------------
Class B                 8.63%         9.01%         -2.87%
--------------------------------------------------------------
Class C                 8.63%         9.30%          0.87%
--------------------------------------------------------------
Class S                 9.72%         10.40%         2.84%
--------------------------------------------------------------

Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses; without subsidization, performance would have been lower.

PORTFOLIO MANAGER'S REVIEW
Strategic Income Plus Fund: Steady returns: conservative outlook

[Photo of Peter Bennett]

     Peter Bennett
   Portfolio Manager

Peter Bennett, portfolio manager and team leader of State Street Research Strategic Income Plus Fund, comments on the year ended October 31, 1999 and the Fund's strategy for the year ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?
A: The fund had another positive year relative to its peer group. Class S shares gained 2.84% for the 12 months ended October 31, 1999(2). The Fund significantly outperformed the average flexible income fund, which was actually down 2.40% according to Lipper Analytical Services.

Q: WHAT ACCOUNTED FOR THE FUND'S STRONG PERFORMANCE?
A: Our investment in large-cap growth stocks, while below our normal targets, was a major contributor. Also, our investment in international stocks showed a return in excess of 30%. The Fund's investment in international bonds also made a meaningful contribution, outperforming high-grade bonds by a significant margin. However, the largest contributor relative to the competition was the fact that stocks accounted for at least 25% of the portfolio throughout the period.

Q: WERE THERE AREAS OF DISAPPOINTMENT?
A: Yes. The Fund's investment in value stocks was a drag on performance. These stocks are a good value in today's market and should begin to perform better. Bonds had disappointing results, too. The poor performance was a reflection of the slow recovery in the industrial sector.

Q: DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE FUND'S ASSET ALLOCATION DURING
   THE PERIOD?
A: We made only modest adjustments to the Fund's asset allocation. We increased the Fund's exposure somewhat to the bond market with most of the incremental funds going into high-grade bonds. We are somewhat underweighted in stocks due to high valuations and the increasingly attractive real returns on long-term bonds. The stock position is underweighted relative to our normal target, however we are comfortable with this position. Our biggest overweights are in international stocks and high-grade bonds.

Q: WHAT IS YOUR OUTLOOK FOR THE PERIOD AHEAD?
A: We are reasonably positive on the outlook for world markets, given the fact we are now in what is becoming a fairly broad global recovery. Asia is up sharply off the bottom, Europe is showing steady improvement and even Japan is now showing signs of stabilizing and beginning to recover. We have one risk to consider. If the growth in the U.S. fails to slow as the rest of the world recovers, then that would put upward pressure on inflation and interest rates.


October 31, 1999

--------------------------------------------------------------------------------
                  ASSET ALLOCATION
                  (by percentage of net assets)

                  Bonds                            75%
                  Equities                         25%


                  TOP 5 BOND SECTORS
                  (by percentage of net assets)

                  U.S. AGENCY MORTGAGE           28.3%
                  FINANCE/MORTGAGE               24.7%
                  CORPORATE                      10.0%
                  U.S. TREASURY                   6.1%     `
                  FOREIGN GOVERNMENT              4.0%

                  Total: 73.1%


                  TOP 5 EQUITY INDUSTRIES
                  (by percentage of net assets)

                  UTILITIES: ELECTRICAL           1.4%
                  COMPUTER TECHNOLOGY             1.4%
                  MISCELLANEOUS FINANCIAL         1.1%
                  COMMERCIAL SERVICES             1.0%
                  MULTI-SECTOR                    1.0%

                  Total: 5.9%
--------------------------------------------------------------------------------

STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
October 31, 1999

                                                                 VALUE
                                                 SHARES        (NOTE 1)
-------------------------------------------------------------------------
EQUITY SECURITIES 25.5%
AUTOMOBILES & TRANSPORTATION 0.2%
AIR TRANSPORT 0.1%
Comair Holdings Inc. .........................       1,100     $   25,403
                                                               ----------
AUTOMOTIVE PARTS 0.1%
Delphi Automotive Systems Corp. ..............       2,200         36,163
                                                               ----------
Total Automobiles & Transportation ...........                     61,566
                                                               ----------
CONSUMER DISCRETIONARY 4.1%
ADVERTISING AGENCIES 0.8%
Omnicom Group Inc. ...........................         900         79,200
Valassis Communications Inc.* ................       4,400        189,200
                                                               ----------
                                                                  268,400
                                                               ----------
CASINOS/GAMBLING, HOTEL/MOTEL 0.8%
GTech Holdings Corp.* ........................       2,000         40,250
Harrah's Entertainment Inc.* .................       6,000        173,625
International Game Technology Inc.* ..........       2,200         40,975
                                                               ----------
                                                                  254,850
                                                               ----------
COMMERCIAL SERVICES 1.0%
A.C. Nielson Corp.* ..........................       6,500        143,000
America Online Inc.* .........................         700         90,781
Cendant Corp.* ...............................       2,700         44,550
Safety Kleen Corp.* ..........................       6,000         68,625
                                                               ----------
                                                                  346,956
                                                               ----------
COMMUNICATIONS, MEDIA & ENTERTAINMENT 0.2%
CBS Corp.* ...................................       1,600         78,100
                                                               ----------
PRINTING & PUBLISHING 0.4%
Hollinger International, Inc. Cl. A ..........      12,200        126,575
                                                               ----------
RESTAURANTS 0.2%
McDonald's Corp. .............................       1,800         74,250
                                                               ----------
RETAIL 0.7%
Circuit City Stores Inc. .....................       1,600         68,300
Federated Department Stores Inc.* ............       1,300         55,494
Home Depot Inc. ..............................         700         52,850
Wal-Mart Stores, Inc. ........................       1,000         56,687
                                                               ----------
                                                                  233,331
                                                               ----------
Total Consumer Discretionary .................                  1,382,462
                                                               ----------
CONSUMER STAPLES 1.0%
BEVERAGES 0.2%
Anheuser-Busch Companies, Inc. ...............         800         57,450
                                                               ----------
DRUG & GROCERY STORE CHAINS 0.3%
Hannaford Brothers Co. .......................       1,460        102,291
                                                               ----------
FOODS 0.0%
Nabisco Group Holdings Corp. .................         800         10,250
                                                               ----------
HOUSEHOLD PRODUCTS 0.4%
Colgate-Palmolive Co. ........................       1,500         90,750
Dial Corp. ...................................       1,465         34,244
                                                               ----------
                                                                  124,994
                                                               ----------
TOBACCO 0.1%
R.J. Reynolds Tobacco Holdings Inc. ..........         800         17,350
UST Inc. .....................................         900         24,919
                                                               ----------
                                                                   42,269
                                                               ----------
Total Consumer Staples .......................                    337,254
                                                               ----------
FINANCIAL SERVICES 2.7%
BANKS & SAVINGS & LOAN 0.8%
BankNorth Group Inc. .........................         500         16,890
Golden West Financial Corp. ..................         400         44,700
Hudson City Bancorp Inc. .....................       2,300         30,619
Mercantile Bankshares Corp. ..................       1,300         46,800
Peoples Heritage Financial Group* ............       4,800         91,200
SouthTrust Corp. .............................         900         36,000
                                                               ----------
                                                                  266,209
                                                               ----------
INSURANCE 0.7%
Ace Ltd. .....................................       4,400         85,525
Saint Paul Companies, Inc. ...................       1,600         51,200
XL Capital Ltd. Cl. A ........................       1,953        104,852
                                                               ----------
                                                                  241,577
                                                               ----------
MISCELLANEOUS FINANCIAL 1.1%
AMBAC Inc. ...................................       2,900        173,275
Citigroup, Inc. ..............................       2,100        113,662
Morgan Stanley Dean Witter & Co. .............         600         66,188
                                                               ----------
                                                                  353,125
                                                               ----------
SECURITIES BROKERAGE & SERVICES 0.1%
Bear Stearns Company Inc. ....................       1,060         45,182
                                                               ----------
Total Financial Services .....................                    906,093
                                                               ----------
HEALTH CARE 0.5%
DRUGS & BIOTECHNOLOGY 0.4%
Amgen Inc.* ..................................         700         55,825
Bristol-Myers Squibb Co. .....................         700         53,769
Genetech Inc.* ...............................         100         14,575
                                                               ----------
                                                                  124,169
                                                               ----------
HEALTH CARE SERVICES 0.1%
Quorum Health Group Inc.* ....................       6,400         51,200
                                                               ----------
Total Health Care ............................                    175,369
                                                               ----------
INTEGRATED OILS 0.6%
INTEGRATED DOMESTIC 0.2%
Unocal Corp. .................................       1,700         58,650
                                                               ----------
INTEGRATED INTERNATIONAL 0.4%
BP Amoco PLC ADR .............................       1,000         57,750
Suncor Energy Inc ............................       1,000         38,454
Total Fina SA ADR ............................         600         40,012
                                                               ----------
                                                                  136,216
                                                               ----------
Total Integrated Oils ........................                    194,866
                                                               ----------
MATERIALS & PROCESSING 1.8%
CHEMICALS 0.4%
Cabot Corp. ..................................       2,600         48,425
Dow Chemical Co. .............................         500         59,125
Omnova Solutions Inc. ........................       3,100         21,700
                                                               ----------
                                                                  129,250
                                                               ----------
CONTAINERS & PACKAGING 0.4%
American Material Can Group Inc. .............       7,200         90,000
Smurfit Stone Container Corp.* ...............       1,900         41,087
                                                               ----------
                                                                  131,087
                                                               ----------
DIVERSIFIED MANUFACTURING 0.5%
Ball Corp. ...................................       4,300        173,344
                                                               ----------
FERTILIZERS 0.1%
Agrium Inc. ..................................       5,300         44,719
                                                               ----------
FOREST PRODUCTS 0.1%
Champion International Corp. .................         500         28,906
                                                               ----------
STEEL 0.3%
Alaska Steel Holding Corp. ...................       1,616         27,977
Harsco Corp. .................................       1,800         52,988
                                                               ----------
                                                                   80,965
                                                               ----------
Total Materials & Processing .................                    588,271
                                                               ----------
OTHER 1.0%
MULTI-SECTOR 1.0%
Allied-Signal Inc. ...........................       1,300         74,019
Gencorp Inc.* ................................       3,100         35,262
General Electric Co. .........................         800        108,450
Ogden Corp. ..................................       5,100         46,219
Tyco International Ltd. ......................       1,600         63,900
                                                               ----------
Total Other ..................................                    327,850
                                                               ----------
OTHER ENERGY 1.5%
GAS PIPELINES 0.5%
Columbia Energy Group ........................         300         19,500
Williams Companies Inc. ......................       3,927        147,262
                                                               ----------
                                                                  166,762
                                                               ----------
OFFSHORE DRILLING 0.1%
Transocean Offshore Inc. .....................       1,000         27,188
                                                               ----------
OIL & GAS PRODUCERS 0.6%
Ocean Energy Inc.* ...........................       6,600         60,637
Talisman Energy Inc* .........................       3,500         92,381
Union Pacific Resources Group Inc. ...........       2,500         36,250
                                                               ----------
                                                                  189,268
                                                               ----------
OIL WELL EQUIPMENT & SERVICES 0.3%
Baker Hughes Inc. ............................       1,200         33,525
Halliburton Co. ..............................       1,400         52,763
Valero Refining & Marketing Corp. ............       1,000         18,375
                                                               ----------
                                                                  104,663
                                                               ----------
Total Other Energy ...........................                    487,881
                                                               ----------
PRODUCER DURABLES 1.1%
ELECTRICAL EQUIPMENT & COMPONENTS 0.7%
Mark IV Industries Inc. ......................       7,600        146,300
Nortel Networks Corp .........................       1,200         74,325
                                                               ----------
                                                                  220,625
                                                               ----------
MACHINERY 0.3%
Howmet International Inc.* ...................       6,300         92,925
                                                               ----------
PRODUCTION TECHNOLOGY EQUIPMENT 0.1%
Teradyne Inc.* ...............................       1,400         53,900
                                                               ----------
Total Producer Durables ......................                    367,450
                                                               ----------
TECHNOLOGY 2.8%
COMMUNICATIONS TECHNOLOGY 0.3%
Lernout & Hauspie Speech Products NV ADR* ....       1,900         63,888
NCR Corp. ....................................       1,000         33,125
Sycamore Networks Inc. .......................          30          6,450
                                                               ----------
                                                                  103,463
                                                               ----------
COMPUTER SOFTWARE 0.4%
Microsoft Corp.* .............................       1,300        120,331
                                                               ----------
COMPUTER TECHNOLOGY 1.4%
Cisco Systems Inc.* ..........................       1,600        118,400
Electronic Data Systems Corp. ................         800         46,800
EMC Corp.* ...................................         650         47,450
International Business Machines Corp. ........         500         49,188
Silicon Graphics Inc.* .......................       7,000         54,250
Sun Microsystems Inc.* .......................       1,300        137,556
Unisys Corp.* ................................         500         12,125
                                                               ----------
                                                                  465,769
                                                               ----------
ELECTRONICS 0.4%
Nokia Corp. ADR ..............................         600         69,337
Solectron Corp.* .............................         600         45,150
                                                               ----------
                                                                  114,487
                                                               ----------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS 0.3%
Analog Devices Inc.* .........................         500         26,562
Cypress Semiconductor Corp.* .................         945         24,157
Texas Instruments Inc. .......................         700         62,825
                                                               ----------
                                                                  113,544
                                                               ----------
Total Technology .............................                    917,594
                                                               ----------
UTILITIES 2.4%
CABLE TELEVISION & RADIO 0.1%
MediaOne Group Inc.* .........................         500         35,531
                                                               ----------
ELECTRICAL 1.4%
CMP Group Inc. ...............................       1,700         45,263
DQE, Inc. ....................................       1,400         55,913
Energy East Corp. ............................       1,000         25,125
Illinova Corp. ...............................       4,200        133,612
Niagara Mohawk Holdings Inc.* ................       1,600         25,400
OGE Energy Corp. .............................       2,700         61,256
Pinnacle West Capital Corp. ..................       3,700        136,437
                                                               ----------
                                                                  483,006
                                                               ----------
GAS DISTRIBUTION 0.2%
National Fuel Gas Co. ........................         300         14,663
Nicor Inc. ...................................         600         23,250
Questar Corp. ................................         700         12,600
                                                               ----------
                                                                   50,513
                                                               ----------
TELECOMMUNICATIONS 0.7%
Alltel Corp. .................................         700         58,275
MCI WorldCom Inc.* ...........................       1,100         94,394
Qwest Communications International Inc.* .....       1,800         64,800
RSL Communications Ltd. Cl. A* ...............       1,400         30,625
                                                               ----------
                                                                  248,094
                                                               ----------
Total Utilities ..............................                    817,144
                                                               ----------
NON-US EQUITIES 5.8%
Amway Japan Ltd ..............................       4,000         40,664
Banco Di Roma ................................      20,100         27,062
BHF Bank AG ..................................         700         28,568
BP Amoco PLC .................................       4,200         40,788
Clariant AG ..................................         200         87,516
Continental AG ...............................       2,400         52,130
Corus Entertainment Inc* .....................         466          7,282
Eircom PLC* ..................................       1,200          4,986
Fletcher Challenge Ltd.* .....................       6,600         15,222
Giordano International Ltd. ..................      62,000         65,843
Hirose Electric Co. Ltd. .....................         900        157,006
IXOS Software AG* ............................         300         40,233
Joshin Denki Co. Ltd. ........................      13,000         40,270
L.M. Ericsson Telephone Co. Cl. B* ...........       1,836         76,351
Metro AG .....................................       1,000         53,750
Nokia AB Oy ..................................         800         91,561
Prosieben Media AG* ..........................       1,000         41,022
PTT Exploration & Production Public Co. Ltd.*        2,100         15,340
QP Corp. .....................................       7,100         53,725
Renaissance Energy Ltd.* .....................       6,000         72,559
RTZ Corp.* ...................................       3,921         66,943
Sema Group PLC* ..............................       4,100         53,560
Shaw Communications Inc. Cl. B ...............       1,400         42,000
Snow Brand Milk Co. ..........................       9,300         44,863
Societe Generale de France SA ................         100         21,773
Softbank Corp. ...............................         500        207,634
Takara Shuzo Co. .............................      12,000        166,644
Telecom Italia SPA* ..........................       5,300         45,769
Tieto Corp.* .................................       1,400         48,595
Toshiba Corp.* ...............................      10,000         62,914
WM Data AB Cl. B* ............................       1,100         46,212
Wolters Kluwer ...............................       1,200         40,101
York Benimaru Co. ............................       1,400         57,735
                                                               ----------
Total Non-US Equities ........................                  1,916,621
                                                               ----------
Total Equity Securities (Cost $6,782,747) ....                  8,480,421
                                                               ----------

-----------------------------------------------------------------------------------------------------------
                                                           PRINCIPAL              MATURITY         VALUE
                                                            AMOUNT                  DATE           NOTE 1)
-----------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES 75.2%
U.S. TREASURY 6.1%
U.S. Treasury Bond, 12.00% .......................         $  200,000            8/15/2013          274,188
U.S. Treasury Bond, 8.125% .......................            525,000            5/15/2021          622,781
U.S. Treasury Bond, 8.125% .......................            575,000            8/15/2021          682,634
U.S. Treasury Bond, 6.875% .......................            145,000            8/15/2025          153,179
U.S. Treasury Bond, 6.625% .......................             25,000            2/15/2027           25,707
U.S. Treasury Bond, 6.125% .......................             75,000            8/15/2029           74,672
U.S. Treasury STRIPS, 0.00% ......................             25,000            5/15/2003           20,254
U.S. Treasury TIPS, 3.875% .......................            177,840            4/15/2029          170,282
                                                                                                -----------
                                                                                                  2,023,697
                                                                                                -----------
U.S. AGENCY MORTGAGE 28.3%
Federal Home Loan Mortgage Corp., 6.50% ..........            294,010            7/01/2029          281,882
Federal National Mortgage Association, 5.50% .....             96,137            2/01/2014           90,518
Federal National Mortgage Association, 6.50% .....            255,982            9/01/2028          245,261
Federal National Mortgage Association, 6.50% .....            698,726           11/01/2028          669,464
Federal National Mortgage Association, 6.50% .....            671,884           12/01/2028          643,746
Federal National Mortgage Association, 6.00% .....            504,574            2/01/2029          470,354
Federal National Mortgage Association, 6.50% .....            292,249            3/01/2029          280,010
Federal National Mortgage Association, 7.50% .....            434,394            7/01/2029          435,340
Federal National Mortgage Association TBA, 7.00% .          2,350,000           11/15/2029        2,307,418
Federal National Mortgage Association TBA, 7.50% .            300,000            1/19/2030          299,814
Government National Mortgage Association, 6.50% ..            176,265            7/15/2009          174,164
Government National Mortgage Association, 7.50% ..            178,291           12/15/2010          181,244
Government National Mortgage Association, 7.00% ..            211,078            1/15/2025          208,439
Government National Mortgage Association, 7.00% ..             62,899           10/15/2025           61,897
Government National Mortgage Association, 6.50% ..            841,324           11/15/2028          805,038
Government National Mortgage Association, 7.00% ..            155,188           11/15/2028          152,326
Government National Mortgage Association, 7.00% ..            249,175            6/15/2029          244,423
Government National Mortgage Association TBA,
  7.00% ..........................................          1,175,000            1/25/2030        1,148,476
Government National Mortgage Association TBA,
  8.00% ..........................................            725,000            1/25/2030          737,571
                                                                                                -----------
                                                                                                  9,437,385
                                                                                                -----------
CANADIAN-YANKEE 2.1%
British Sky Broadcasting Group Inc. Note, 6.875% .            125,000            2/23/2009          111,244
Province of Quebec Deb., 7.00% ...................            275,000            1/30/2007          274,378
Province of Quebec Deb., 5.75% ...................             75,000            2/15/2009           68,296
Province of Quebec Deb., 7.50% ...................            125,000            9/15/2029          125,600
Woodside Finance Ltd. Note, 6.60%+ ...............            125,000            4/15/2008          115,993
                                                                                                -----------
                                                                                                    695,511
                                                                                                -----------
FOREIGN GOVERNMENT 4.0%
                                                        Greek Drachma
Republic of Greece, 8.80% ........................        217,500,000            6/19/2007          756,277
                                                   New Zealand Dollar
Government of New Zealand, 10.00% ................            275,000            3/15/2002          150,465
Government of New Zealand, 8.00% .................            275,000            4/15/2004          145,505
Government of New Zealand, 8.00% .................            500,000           11/15/2006          267,476
                                                                                                -----------
                                                                                                  1,319,723
                                                                                                -----------
FINANCE/MORTGAGE 24.7%
A T & T Capital Corp. Note, 7.50% ................            250,000           11/15/2000          252,235
A T & T Capital Corp. Note, 6.75% ................            225,000            2/04/2002          224,262
American Express Credit Account Series 1999-A,
  5.95% ..........................................            100,000           12/15/2006           97,000
Arcadia Automobile Trust 97-B A5, 6.70% ..........            125,000            2/15/2005          125,799
Arcadia Automobile Trust 97-C A5, 6.55% ..........            125,000            6/15/2005          125,301
Capital One Bank Note, 6.57% .....................            100,000            1/27/2003           97,424
Capital One Bank Note, 6.28% .....................            250,000            2/20/2001          248,720
FINANCE/MORTGAGE (CONT'D)
Capital One Bank Note, 6.15% .....................            125,000            6/01/2001          123,064
Capital One Bank Note, 6.62% .....................            250,000            8/04/2003          242,672
Chase Commercial Mortgage Securities Corp. 1997-1
  Cl. A1, 7.27% ..................................            125,622            7/19/2004          126,525
Chase Credit Card Owner Trust Series 1999-A, 6.66%
  ................................................            600,000            1/15/2007          597,633
CIT Group Holdings Inc. Sr. Note,
  6.80% ..........................................            250,000            4/17/2000          250,800
Citibank Credit Card Master Trust, 5.30% .........            400,000            1/09/2006          378,372
Citibank Credit Card Master Trust Series 1999-A,
  5.875% .........................................            100,000            3/10/2011           91,781
Commercial Credit Group Inc. Note, 6.45% .........            250,000            7/01/2002          248,587
Commercial Credit Group Inc. Sr. Note, 5.55% .....            250,000            2/15/2001          247,220
Countrywide Funding Corp. Note,
  6.58% ..........................................            200,000            9/21/2001          199,290
Countrywide Funding Corp. Note,
  6.28% ..........................................            200,000            1/15/2003          196,088
Discover Card Master Trust, 5.60% ................            175,000            5/16/2006          167,944
DLJ Commercial Mortgage Corp. 98-C2, 6.24% .......             75,000           11/12/2031           70,242
DLJ Commercial Mortgage Corp. 99-C1, 6.46% .......            250,000            1/10/2009          236,523
Florida Windstorm Underwriting Sr. Sec. Note,
  7.125%+ ........................................            125,000            2/25/2019          116,108
Ford Motor Credit Co., 6.45% .....................            250,000            1/18/2000          251,342
Ford Motor Credit Co., 7.375% ....................            475,000           10/28/2009          478,135
Ford Motor Credit Co. Note, 5.75% ................            250,000            2/23/2004          239,450
GE Global Insurance Holding Corp. Note, 7.00% ....            275,000            2/15/2026          257,345
General Motors Acceptance Corp., 6.38% ...........            250,000           10/07/2002          250,150
GMAC Commercial Mortgage Security Inc. 97-C2- A,
  6.45% ..........................................            114,046           12/15/2004          111,445
GMAC Commercial Mortgage Security Inc. 98-C1 A1,
  6.41% ..........................................            151,459           11/15/2007          147,105
GMAC Commercial Mortgage Security Inc. 99-C1 A2,
  6.175% .........................................            150,000            5/15/2033          138,229
Heller Financial Inc. Note, 6.44% ................             75,000           10/06/2002           74,030
Household Finance Co. Note, 6.75% ................            125,000            6/01/2000          125,331
Household Finance Corp. Note, 6.00% ..............            175,000            5/01/2004          167,718
LB Commercial Conduit Mortgage Trust 97-LL1-A1,
  6.79% ..........................................            238,343            6/12/2004          237,673
LB Commercial Conduit Mortgage Trust 98-C1 A1,
  6.33% ..........................................            107,707           11/18/2004          105,519
LB Commercial Conduit Mortgage Trust 98-C4 Cl. A1,
  5.87% ..........................................            118,720            8/15/2006          113,340
LB Commercial Conduit Mortgage Trust 98-C4 Cl. A1,
  6.21% ..........................................             60,000           10/15/2008           55,613
MBNA Master Credit Card Trust Series 1999-G-A,
  6.35% ..........................................            250,000           12/15/2006          246,170
MBNA Master Credit Card Trust Series 1999-J-A,
  7.00% ..........................................            225,000            2/15/2012          223,594
MBNA Master Credit Card Trust Series 99-B, 5.90% .            125,000            8/15/2011          114,428
Morgan Stanley Capital Inc. 98- A1, 6.19% ........             52,848            1/15/2007           51,312
Prime Credit Card Master Trust Series 1995-1A,
  6.75% ..........................................            125,000           11/15/2005          125,195
Sears Credit Account Master Trust Series 1998-2A,
  5.25% ..........................................            250,000           10/16/2008          235,937
                                                                                                -----------
                                                                                                  8,212,651
                                                                                                -----------
CORPORATE 10.0%
Albertsons Inc. Sr. Deb., 7.45% ..................            250,000            8/01/2029          246,617
Arizona Public Service Co. Note,
  6.25% ..........................................            250,000            1/15/2005          236,985
Atlantic Richfield Co. Note, 5.90% ...............            175,000            4/15/2009          162,556
California Infrastructure Development Series 1997-
  A7, 6.42% ......................................            125,000            9/25/2008          122,134
Columbia/HCA Healthcare Corp. Note, 6.87% ........            150,000            9/15/2003          139,223
Columbia/HCA Healthcare Corp. Note, 8.12% ........            125,000            8/04/2003          121,924
Columbia/HCA Healthcare Corp. Note, 7.69% ........            125,000            6/15/2025           98,750
Columbia/HCA Healthcare Corp. Note, 7.75% ........            125,000            7/15/2036           96,257
Dynergy Inc. Sr. Note, 6.875% ....................            250,000            7/15/2002          247,960
Edison Mission Energy Funding Corp. Series A Note,
  6.77%+ .........................................            113,580            9/15/2003          110,582
El Paso Energy Corp. Sr. Note,
  6.625%+ ........................................            250,000            7/15/2001          248,825
El Paso Energy Corp. Sr. Note, 6.75% .............            125,000            5/15/2009          119,262
GTE Corp. Deb., 6.94% ............................            125,000            4/15/2028          117,579
HealthSouth Corp. Sr. Note, 6.875% ...............             75,000            6/15/2005           64,089
Lucent Technologies Inc. Deb., 6.45% .............            225,000            3/15/2029          201,571
New Jersey Economic Development Authority, 7.425%             200,000            2/15/2029          197,730
News America Inc. Sr. Deb., 7.125% ...............            125,000            4/08/2028          109,460
News America Inc. Sr. Note, 6.625% ...............            250,000            1/09/2008          234,272
Peco Energy Transport Trust, 6.13% ...............            250,000            3/01/2009          233,983
Pepsi Bottling Holdings Inc. Note, 5.625%+ .......            250,000            2/17/2009          224,978
                                                                                                -----------
                                                                                                  3,334,737
                                                                                                -----------
Total Fixed Income Securities (Cost $25,726,712) .........................................       25,023,704
                                                                                                -----------
COMMERCIAL PAPER 13.2%
Associates First Capital Corp., 5.98% ............          1,067,000            1/19/2000        1,067,000
Bell Atlantic Network Funding Inc., 5.26% ........          1,428,000           11/03/1999        1,427,583
Ford Motor Credit Co., 5.21% .....................            163,000           11/03/1999          163,000
Ford Motor Credit Co., 5.30% .....................            500,000           11/15/1999          500,000
General Electric Capital Corp., 5.22% ............            658,000           11/08/1999          658,000
Merrill Lynch & Company Inc., 5.28% ..............            588,000           11/15/1999          586,793
                                                                                                -----------
Total Commercial Paper (Cost $4,402,376) .................................................        4,402,376
                                                                                                -----------

------------------------------------------------------------------------------
                                                      SHARES
------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 8.1%
State Street Navigator Securities
  Lending Prime Portfolio ..........................   2,714,516    2,714,516
                                                                  -----------
Total Short-Term Investments (Cost $2,714,516) .................    2,714,516
                                                                  -----------
Total Investments (Cost $39,626,351) - 122.0% ..................   40,621,017
Cash and Other Assets, Less Liabilities - (22.0%) ..............   (7,333,507)
                                                                  -----------
Net Assets - 100.0% ............................................  $33,287,510
                                                                  ===========

Federal Income Tax Information:
At October 31, 1999, the net unrealized appreciation of investments based on cost for Federal income tax purposes of $39,769,839 was as follows:

Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value
  over tax cost ................................................  $ 2,120,935
Aggregate gross unrealized depreciation for all
  investments in which there is an excess
  of tax cost over value .......................................   (1,269,757)
                                                                  ------------
                                                                  $    851,178
                                                                  ============

-------------------------------------------------------------------------------
*    Nonincome-producing securities.
+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified buyers. The total cost and market value of Rule 144A securities owned at October 31, 1999 were $861,339 and $816,486 (2.45% of net assets), respectively.
ADR Stands for American Depositary Receipt, representing ownership of foreign securities.
TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized.

Forward currency exchange contracts outstanding at October 31, 1999, are as follows:

                                                                                                         UNREALIZED
                                                                                           CONTRACT     APPRECIATION     DELIVERY
                                                                         TOTAL VALUE         PRICE      (DEPRECIATION)     DATE
-----------------------------------------------------------------------------------------------------------------------------------
Buy Euro, Sell U.S. dollars                                              228,700 EUR     1.07290 EUR       $(4,393)        11/23/99
Buy Euro, Sell U.S. dollars                                               96,000 EUR     1.05466 EUR           (93)        11/23/99
Sell Euro, Buy U.S. dollars                                              499,200 EUR     1.05205 EUR          (820)        11/23/99
Sell Euro, Buy U.S. dollars                                               80,800 EUR     1.04756 EUR          (601)         12/9/99
Sell Greek drachma, Buy U.S. dollars                                  49,466,000 GRD      .00324 GRD         3,024         11/23/99
Sell Greek drachma, Buy U.S. dollars                                  36,700,000 GRD      .00324 GRD         3,242          1/24/00
Sell Greek drachma, Buy U.S. dollars                                  10,300,000 GRD      .00324 GRD           888          1/24/00
Sell Japanese yen, Buy U.S. dollars                                   22,630,000 JPY      .00884 JPY       (19,355)        12/30/99
Buy Japanese yen, Sell U.S. dollars                                   39,584,500 JPY      .00965 JPY         1,681         12/30/99
Sell Japanese yen, Buy U.S. dollars                                   34,685,825 JPY      .00899 JPY       (28,965)         3/31/00
Sell Japanese yen, Buy U.S. dollars                                   16,954,500 JPY      .00885 JPY       (14,342)        12/30/99
Sell New Zealand dollars, Buy U.S. dollars                               550,000 NZD      .51580 NZD         4,735         11/23/99
Sell New Zealand dollars, Buy U.S. dollars                               590,000 NZD      .51540 NZD         4,279          1/25/00
Sell New Zealand dollars, Buy U.S. dollars                                50,000 NZD      .51543 NZD           364          1/25/00
Buy New Zealand dollars, Sell U.S. dollars                                56,000 NZD      .51665 NZD          (530)        11/23/99
Buy New Zealand dollars, Sell U.S. dollars                               190,000 NZD      .51520 NZD        (1,522)        11/23/99
Sell New Zealand dollars, Buy U.S. dollars                               169,000 NZD      .51815 NZD         1,852         11/23/99
                                                                                                          --------
                                                                                                          $(50,556)
                                                                                                          ========

Futures contracts open at October 31, 1999, are as follows:
                                                                     EXPIRATION              UNREALIZED
    TYPE                                  NOTIONAL AMOUNT              MONTH                APPRECIATION
---------------------------------------------------------------------------------------------------------
5 year U.S. Treasury Notes                    $300,000             December, 1999              $1,338

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
October 31, 1999


ASSETS
Investments, at value (Cost $39,626,351) (Note 1) .............. $40,621,017
Cash ...........................................................      46,697
Receivable for securities sold .................................   1,967,081
Interest and dividends receivable ..............................     280,623
Receivable for open forward contracts ..........................      20,065
Receivable from Distributor (Note 3) ...........................       3,048
Receivable for fund shares sold ................................       1,721
Other assets ...................................................      24,404
                                                                 -----------
                                                                  42,964,656
LIABILITIES
Payable for securities purchased ...............................   6,070,591
Payable for collateral received on securities loaned ...........   2,714,516
Payable for fund shares redeemed ...............................     671,261
Payable for open forward contracts .............................      70,621
Accrued transfer agent and shareholder services
  (Note 2) .....................................................      19,299
Accrued trustees' fees (Note 2) ................................      18,615
Accrued management fee (Note 2) ................................      17,329
Payable for variation margin (Note 1) ..........................       1,500
Accrued distribution and service fees (Note 5) .................       1,419
Other accrued expenses .........................................      91,995
                                                                 -----------
                                                                   9,677,146
                                                                 -----------
NET ASSETS                                                       $33,287,510
                                                                 ===========
Net Assets consist of:
  Undistributed net investment income ..........................  $  443,408
  Unrealized appreciation of investments .......................     994,666
  Unrealized appreciation of futures contracts .................       1,338
  Unrealized depreciation of forward contracts and
    foreign currency ...........................................     (51,113)
  Accumulated net realized loss ................................     (69,888)
  Paid-in capital ..............................................  31,969,099
                                                                 -----------
                                                                 $33,287,510
                                                                 ===========
Net Asset Value and redemption price per share of Class A
  shares ($499,457 / 49,422 shares) ............................      $10.11
                                                                      ======
Maximum Offering Price per share of Class A shares
 ($10.11 / .9425) ..............................................      $10.73
                                                                      ======
Net Asset Value and offering price per share of Class B(1) shares
  ($499,136 / 49,422 shares)* ..................................      $10.10
                                                                      ======
Net Asset Value and offering price per share of Class B shares
  ($499,136 / 49,422 shares)* ..................................      $10.10
                                                                      ======
Net Asset Value and offering price per share of Class C shares
  ($499,136 / 49,422 shares)* ..................................      $10.10
                                                                      ======
Net Asset Value, offering price  and redemption price per share
  of Class S shares ($31,290,645 / 3,094,682 shares) ...........      $10.11
                                                                      ======

-----------------------------------------------------------------------------
*Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND

------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
For the year ended October 31, 1999

INVESTMENT INCOME
Interest, net of foreign taxes of $3,237 (Note 1) ................  $1,672,445
Dividends, net of foreign taxes of $2,992 ........................     116,396
                                                                    ----------
                                                                     1,788,841
EXPENSES
Management fee (Note 2) ..........................................     215,818
Custodian fee ....................................................     101,742
Transfer agent and shareholder services (Note 2) .................      49,775
Audit fee ........................................................      25,814
Trustees' fees (Note 2) ..........................................      18,615
Registration fees ................................................      15,127
Legal fees .......................................................      13,077
Amortization of organization costs (Note 1) ......................       4,008
Reports to shareholders ..........................................         276
Service fee - Class A (Note 5) ...................................         109
Distribution and service fees - Class B(1) (Note 5) ..............         437
Distribution and service fees - Class B (Note 5) .................         437
Distribution and service fees - Class C (Note 5) .................         437
Miscellaneous ....................................................      11,601
                                                                    ----------
                                                                       457,273
Expenses borne by the Distributor (Note 3) .......................    (132,124)
                                                                    ----------
                                                                       325,149
                                                                    ----------
Net investment income ............................................   1,463,692
                                                                    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FOREIGN CURRENCY, FORWARD CONTRACTS AND FUTURES
  CONTRACTS
Net realized loss on investments (Notes 1 and 4) .................    (118,184)
Net realized loss on futures contracts (Note 1) ..................      (9,540)
Net realized loss on forward contracts and foreign
  currency (Note 1) ..............................................     (15,309)
                                                                    ----------
  Total net realized loss ........................................    (143,033)
                                                                    ----------
Net unrealized depreciation of investments .......................    (376,475)
Net unrealized depreciation of futures contracts .................      (4,037)
Net unrealized appreciation of forward contracts
  and foreign currency ...........................................      83,392
                                                                    ----------
  Total net unrealized depreciation ..............................    (297,120)
                                                                    ----------
Net loss on investments, foreign currency and forward
  contracts and futures contracts ................................    (440,153)
                                                                    ----------
Net increase in net assets resulting from operations .............  $1,023,539
                                                                    ==========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          YEARS ENDED OCTOBER 31
                                                                    ----------------------------------
                                                                      1998                 1999
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income .........................................     $  1,620,490         $  1,463,692
Net realized gain (loss) on investments, foreign currency,
  forward contracts and futures contracts .....................        2,442,165             (143,033)
Net unrealized depreciation of investments, foreign currency,
  forward contracts and futures contracts .....................         (956,166)            (297,120)
                                                                     -----------          -----------
Net increase resulting from operations ........................        3,106,489            1,023,539
                                                                     -----------          -----------
Dividends from net investment income:
  Class A .....................................................            --                  (4,941)
  Class B(1) ..................................................            --                  (4,941)
  Class B .....................................................            --                  (4,941)
  Class C .....................................................            --                  (4,941)
  Class S .....................................................       (1,703,599)          (1,428,809)
                                                                     -----------          -----------
                                                                      (1,703,599)          (1,448,573)
                                                                     -----------          -----------
Distributions from net realized gains - Class S ...............       (2,735,915)          (2,273,855)
                                                                     -----------          -----------
Net decrease from fund share transactions (Note 6) ............         (931,584)            (249,691)
                                                                     -----------          -----------
Total decrease in net assets ..................................       (2,264,609)          (2,948,580)
NET ASSETS
Beginning of year .............................................       38,500,699           36,236,090
                                                                     -----------          -----------
End of year (including undistributed net investment income of
  $502,509 and $443,408, respectively) ........................      $36,236,090          $33,287,510
                                                                     ===========          ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 1999

NOTE 1

State Street Research Strategic Income Plus Fund, formerly State Street Research Strategic Portfolios: Conservative (the "Fund"), is a series of State Street Research Financial Trust (the "Trust"), which was organized as a Massachusetts business trust in November, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists presently of five separate funds: State Street Research Strategic Income Plus Fund, State Street Research Government Income Fund, State Street Research Strategic Portfolios: Aggressive, State Street Research IntelliQuant
Portfolios: Small-Cap Value and State Street Research International Equity Fund.

The investment objective of the Fund is to provide, primarily, a high level of current income and, secondarily, long-term growth of capital, consistent with the preservation of capital and reasonable investment risk.

The Fund offers five classes of shares. On September 30, 1999, the Fund began offering Class A, Class B(1), Class B and Class C shares. Class A shares are subject to an initial sales charge of up to 5.75% and an annual service fee of 0.25% of average daily net assets. Class B shares are being offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class B(1) and Class B pay annual distribution and service fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. DIVIDENDS
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended October 31, 1999, the Fund has designated as long-term $1,359,100 of distributions from net realized gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary because the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. DEFERRED ORGANIZATION COSTS
Certain costs incurred in the organization and registration of the Fund were capitalized and amortized under the straight-line method over a period of five years.

G. FORWARD CONTRACTS AND FOREIGN CURRENCIES
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to- market at the applicable transaction exchange rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

H. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. SECURITIES LENDING
The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At October 31, 1999, the value of the securities loaned and the value of collateral were $2,683,193 and $2,714,516, respectively. During the year ended October 31, 1999, income from securities lending amounted to $17,701 and is included in interest income.

J. FUTURES CONTRACTS
The Fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The Fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the Fund deposits with the selling broker sufficient cash or U.S. Government securities to meet the minimum "initial margin" requirements. Thereafter, the Fund receives from or pays to the broker cash or U.S. Government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

NOTE 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.60% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 1999, the fees pursuant to such agreement amounted to $215,818.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended October 31, 1999, the amount of such expenses was $41,505.

The fees of the Trustees not currently affiliated with the Adviser amounted to $18,615 during the year ended October 31, 1999.

NOTE 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended October 31, 1999, the amount of such expenses assumed by the Distributor and its affiliates was $132,124.

NOTE 4

For the year ended October 31, 1999, purchases and sales of securities, exclusive of short-term obligations, aggregated $73,347,826 and $74,506,949 (including $53,190,843 and $55,319,067 of U.S. Government obligations), respectively.

NOTE 5

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plans, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to compensate or reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the period September 30, 1999 (commencement of share class) to October 31, 1999, fees pursuant to such plans amounted to $109, $437, $437 and $437 for Class A, Class B(1), Class B and Class C, respectively.

NOTE 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At October 31, 1999, Metropolitan owned 49,407 shares of each of Class A, Class B(1), Class B and Class C and 2,354,952 Class S shares of the Fund.

These transactions break down by share class as follows:

                                                            YEARS ENDED OCTOBER 31
                                       ---------------------------------------------------------------
                                                    1998                             1999
                                       -------------------------------  ------------------------------
CLASS A*                                  SHARES           AMOUNT          SHARES           AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold .........................            --                --         49,422       $   500,141
                                           --------       -----------      ---------       -----------
Net increase ........................            --                --         49,422       $   500,141
                                           ========       ===========      =========       ===========

CLASS B(1)*                               SHARES           AMOUNT          SHARES           AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold .........................            --                --         49,422       $   500,150
                                           --------       -----------      ---------       -----------
Net increase ........................            --                --         49,422       $   500,150
                                           ========       ===========      =========       ===========

CLASS B*                                  SHARES           AMOUNT          SHARES           AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold .........................            --                --         49,422       $   500,150
                                           --------       -----------      ---------       -----------
Net increase.........................            --                --         49,422       $   500,150
                                           ========       ===========      =========       ===========

CLASS C*                                  SHARES           AMOUNT          SHARES           AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold .........................            --                --         49,422       $   500,150
                                           --------       -----------      ---------       -----------
Net increase.........................            --                --         49,422       $   500,150
                                           ========       ===========      =========       ===========

CLASS S                                   SHARES           AMOUNT          SHARES           AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold .........................       372,648      $  4,079,645        203,903       $ 2,109,092
Issued upon reinvestment of:
  Dividends from net investment
income ..............................        50,718           541,724         30,849           315,412
  Distributions from net realized
gains ...............................       262,816         2,735,915        213,806         2,197,784
Shares redeemed .....................      (768,832)       (8,288,868)      (672,928)       (6,872,570)
                                           --------       -----------      ---------       -----------
Net decrease ........................       (82,650)      $  (931,584)      (224,370)      $(2,250,282)
                                           ========       ===========      =========       ===========
------------------------------------------------------------------------------------------------------
*September 30, 1999 (commencement of share class) to October 31, 1999.

STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:
                                                                                       CLASS A
                                                              ---------------------------------------------------------------------
                                                              YEARS ENDED OCTOBER 31    NOVEMBER 1, 1996      PERIOD ENDED
                                                              ----------------------      TO MARCH 27,         OCTOBER 31,
                                                              1995(a)         1996(a)        1997(a)            1999(a)(e)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD($)                          9.56           10.56           11.03              10.12
                                                            ---------       ---------       ---------          ---------
  Net investment income ($)*                                     0.47            0.42            0.21               0.04
  Net realized and unrealized gain on
    investments, foreign currency, forward
    contracts and futures contracts ($)                          1.00            0.66            0.08               0.05
                                                            ---------       ---------       ---------          ---------
TOTAL FROM INVESTMENT OPERATIONS($)                              1.47            1.08            0.29               0.09
                                                            ---------       ---------       ---------          ---------
  Dividends from net investment income($)                       (0.47)          (0.36)          (0.19)             (0.10)
  Distributions from net realized gains($)                       --             (0.25)          (0.55)              --
                                                            ---------       ---------       ---------          ---------
TOTAL DISTRIBUTIONS($)                                          (0.47)          (0.61)          (0.74)             (0.10)
                                                            ---------       ---------       ---------          ---------
NET ASSET VALUE, END OF PERIOD($)                               10.56           11.03           10.58              10.11
                                                            =========       =========       =========          =========
Total return(b)(%)                                              15.84           10.55            2.67(c)            0.89(c)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period ($ thousands)                      27,637             552            --                  499
Ratio of operating expenses to average net assets(%)*            1.15            1.15            1.15(d)            1.15(d)
Ratio of net investment income to average net assets (%)*        4.74            4.35            4.18(d)            4.01(d)
Portfolio turnover rate (%)                                    132.50          126.41          117.66             209.77
*Reflects voluntary reduction of expenses per share
 of these amounts (Note 3) ($)                                   0.05            0.07            0.03               0.00

                                                                  CLASS B(1)                CLASS B                CLASS C
                                                            ----------------------  ----------------------  ----------------------
                                                                 PERIOD ENDED              PERIOD ENDED          PERIOD ENDED
                                                             OCTOBER 31, 1999(a)(e)  OCTOBER 31, 1999(a)(e)  OCTOBER 31, 1999(a)(e)
-----------------------------------------------------------------------------------  ----------------------  ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD($)                              10.12                    10.12                    10.12
                                                                    ------                   ------                   ------
  Net investment income ($)*                                          0.03                     0.03                     0.03

  Net realized and unrealized gain on investments,
    foreign currency, forward contracts and
    futures contracts($)                                              0.05                     0.05                     0.05
                                                                    ------                   ------                   ------
TOTAL FROM INVESTMENT OPERATIONS($)                                   0.08                     0.08                     0.08
                                                                    ------                   ------                   ------
  Dividends from net investment income($)                            (0.10)                   (0.10)                   (0.10)
                                                                    ------                   ------                   ------
TOTAL DISTRIBUTIONS($)                                               (0.10)                   (0.10)                   (0.10)
                                                                    ------                   ------                   ------
NET ASSET VALUE, END OF PERIOD($)                                    10.10                    10.10                    10.10
                                                                    ======                   ======                   ======
Total return (b)(%)                                                   0.79(c)                  0.79(c)                  0.79(c)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period ($ thousands)                              499                      499                      499

Ratio of operating expenses to average net assets(%)*                 1.90(d)                  1.90(d)                  1.90(d)

Ratio of net investment income to average net assets (%)*             3.26(d)                  3.26(d)                  3.26(d)

Portfolio turnover rate(%)                                          209.77                   209.77                   209.77
* Reflects voluntary reduction of expenses
  per share of these amounts (Note 3)($)                              0.00                     0.00                     0.00
-----------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
(c) Not annualized.
(d) Annualized.
(e) September 30, 1999 (commencement of share class) to October 31, 1999.

                                                                                    CLASS S
                                                            ------------------------------------------------------------
                                                                             YEARS ENDED OCTOBER 31
                                                            ------------------------------------------------------------
                                                              1995(a)     1996(a)      1997(a)     1998(a)      1999(a)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR($)                            9.56       10.56        10.93        11.32        10.92
                                                            ---------   ---------    ---------    ---------    ---------
  Net investment income($)*                                      0.52        0.50         0.49         0.47         0.43
  Net realized and unrealized gain (loss) on
    investments, foreign currency, forward
    contracts and futures contracts ($)                          0.97        0.60         0.95         0.42        (0.12)
                                                            ---------   ---------    ---------    ---------    ---------
TOTAL FROM INVESTMENT OPERATIONS($)                              1.49        1.10         1.44         0.89         0.31
                                                            ---------   ---------    ---------    ---------    ---------
  Dividends from net investment income($)                       (0.49)      (0.48)       (0.50)       (0.50)       (0.43)
  Distributions from net realized gains($)                       --         (0.25)       (0.55)       (0.79)       (0.69)
                                                            ---------   ---------    ---------    ---------    ---------
TOTAL DISTRIBUTIONS($)                                          (0.49)      (0.73)       (1.05)       (1.29)       (1.12)
                                                            ---------   ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF YEAR($)                                 10.56       10.93        11.32        10.92        10.11
                                                            =========   =========    =========    =========    =========
Total return(b)(%)                                              16.11       10.82        14.11         8.60         2.84
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                         1,433      33,236       38,501       36,236       31,291
Ratio of operating expenses to average net assets (%)*           0.90        0.90         0.90         0.90         0.90
Ratio of net investment income to average net assets (%)*        4.91        4.50         4.47         4.35         4.07
Portfolio turnover rate(%)                                     132.50      126.41       117.66       186.03       209.77
* Reflects voluntary reduction of expenses per share
  of these amounts (Note 3) ($)                                  0.05        0.06         0.05         0.04         0.04
------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH FINANCIAL TRUST AND THE SHAREHOLDERS OF STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Strategic Income Plus Fund (formerly State Street Research Strategic Portfolios:
Conservative) (a series of State Street Research Financial Trust, hereafter referred to as the "Trust") at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 1999

STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------


For the year ended October 31, 1999, Class S shares of State Street Research Strategic Income Plus Fund gained 2.84%. That was significantly higher than its peer group, the Lipper flexible income fund average, which fell 2.40%.

Strategic Income Plus Fund seeks high total return with an emphasis on capital preservation by investing in a mix of bonds and stocks. The manager's strategy is to adjust the asset allocation based on changing market conditions.

We held a smaller than usual position of stocks, 25%, in the Fund. The international stocks helped performance while value stocks hurt. Our investment into the international bond sector improved performance because the high grade bonds failed to show significant returns.

Going into 2000, we are concerned about growth rates. We are hopeful that the global economic environment will continue to recover. If the U.S. growth rate fails to slow as the rest of the world rises, then that would put pressure on inflation and interest rates. The Strategic Income Plus Fund will continue to be cautious and conservative with these factors in mind as we move ahead.

October 31, 1999

Keep in mind that past performance is no guarantee of future results. The Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Class S shares, offered without a sales charge, are available only through certain employee benefit plans and special programs. The S&P 500 (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Lehman Brothers Government/Corporate Bond Index is a market-value weighted index of U.S. government treasury and agency securities, corporate and yankee bonds. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only. Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses; without subsidization, performance would be lower.

                   CHANGE IN VALUE OF $10,000 BASED ON THE
                       S&P 500 AND THE LEHMAN BROTHERS
                   GOVERNMENT/CORPORATE BOND INDEX COMPARED
                  TO CHANGE IN VALUE OF $10,000 INVESTED IN
                          STRATEGIC INCOME PLUS FUND

                           Strategic         Lehman Brothers
                          Income Plus           Gov't/Corp
                          - Class A                Bond                S&P 500
--------------------------------------------------------------------------------

--------------------------------
  AVERAGE ANNUAL TOTAL RETURN
--------------------------------
1 Year    5 Years   Life of Fund
--------------------------------
-3.29%     8.83%       8.27%
--------------------------------

10/31/94                   $ 9,532               $10,006               $10,549
10/31/95                    11,039                11,622                13,334
10/31/96                    12,203                12,250                16,546
10/31/97                    13,890                13,329                21,856
10/31/98                    15,046                14,698                26,667
10/31/99                    15,438                14,600                33,512

                           Strategic         Lehman Brothers
                          Income Plus           Gov't/Corp
                          - Class B(1)             Bond                S&P 500
--------------------------------------------------------------------------------

--------------------------------
  AVERAGE ANNUAL TOTAL RETURN
--------------------------------
1 Year    5 Years   Life of Fund
--------------------------------
-2.87%     9.01%       8.50%
--------------------------------

10/31/94                   $10,125               $10,006               $10,549
10/31/95                    11,755                11,622                13,334
10/31/96                    13,027                12,250                16,546
10/31/97                    14,865                13,329                21,856
10/31/98                    16,143                14,698                26,667
10/31/99                    16,602                14,600                33,512

                           Strategic         Lehman Brothers
                          Income Plus           Gov't/Corp
                          - Class B                Bond                S&P 500
--------------------------------------------------------------------------------

--------------------------------
  AVERAGE ANNUAL TOTAL RETURN
--------------------------------
1 Year    5 Years   Life of Fund
--------------------------------
-2.87%     9.01%       8.63%
--------------------------------

10/31/94                    10,078               $10,006               $10,549
10/31/95                    11,585                11,622                13,334
10/31/96                    12,711                12,250                16,546
10/31/97                    14,360                13,329                21,856
10/31/98                    15,440                14,698                26,667
10/31/99                    15,718                14,600                33,512

                           Strategic         Lehman Brothers
                          Income Plus           Gov't/Corp
                          - Class C                Bond                S&P 500
--------------------------------------------------------------------------------

--------------------------------
  AVERAGE ANNUAL TOTAL RETURN
--------------------------------
1 Year    5 Years   Life of Fund
--------------------------------
-0.87%     9.30%       8.63%
--------------------------------

10/31/94                    10,078               $10,006               $10,549
10/31/95                    11,585                11,622                13,334
10/31/96                    12,711                12,250                16,546
10/31/97                    14,360                13,329                21,856
10/31/98                    15,440                14,698                26,667
10/31/99                    15,718                14,600                33,512

                           Strategic         Lehman Brothers
                          Income Plus           Gov't/Corp
                          - Class S                Bond                S&P 500
--------------------------------------------------------------------------------

--------------------------------
  AVERAGE ANNUAL TOTAL RETURN
--------------------------------
1 Year    5 Years   Life of Fund
--------------------------------
-2.84%    10.40%       9.72%
--------------------------------

10/31/94                    10,078               $10,006               $10,549
10/31/95                    11,585                11,622                13,334
10/31/96                    12,711                12,250                16,546
10/31/97                    14,360                13,329                21,856
10/31/98                    15,440                14,698                26,667
10/31/99                    15,618                14,600                33,512

STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND

--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH FINANCIAL TRUST
--------------------------------------------------------------------------------

FUND INFORMATION                           OFFICERS                               TRUSTEES

STATE STREET RESEARCH                      RALPH F. VERNI                         RALPH F. VERNI
STRATEGIC INCOME PLUS FUND                 Chairman of the Board,                 Chairman of the Board,
One Financial Center                       President and                          President, Chief Executive
Boston, MA 02111                           Chief Executive Officer                Officer and Director,
                                                                                  State Street Research &
INVESTMENT ADVISER                         PETER C. BENNETT                       Management Company
State Street Research &                    Vice President
Management Company
One Financial Center                       JOHN H. KALLIS                         BRUCE R. BOND
Boston, MA 02111                           Vice President                         Former Chairman of the Board,
                                                                                  Chief Executive Officer and
DISTRIBUTOR                                THOMAS P. MOORE, JR.                   President, PictureTel Corporation
State Street Research                      Vice President
Investment Services, Inc.
One Financial Center                       E.K. EASTON RAGSDALE, JR.              STEVE A. GARBAN
Boston, MA 02111                           Vice President                         Former Senior Vice President
                                                                                  for Finance and Operations and
SHAREHOLDER SERVICES                       THOMAS A. SHIVELY                      Treasurer, The Pennsylvania
State Street Research                      Vice President                         State University
Service Center
P.O. Box 8408                              JAMES M. WEISS
Boston, MA 02266-8408                      Vice President                         MALCOLM T. HOPKINS
1-800-562-0032                                                                    Former Vice Chairman of the
                                           GERARD P. MAUS                         Board and Chief Financial
CUSTODIAN                                  Treasurer                              Officer, St. Regis Corp.
State Street Bank and
Trust Company                              JOSEPH W. CANAVAN
225 Franklin Street                        Assistant Treasurer                    DEAN O. MORTON
Boston, MA 02110                                                                  Former Executive Vice President,
                                           DOUGLAS A. ROMICH                      Chief Operating Officer and
LEGAL COUNSEL                              Assistant Treasurer                    Director, Hewlett-Packard
Goodwin, Procter & Hoar LLP                                                       Company
Exchange Place                             FRANCIS J. MCNAMARA, III
Boston, MA 02109                           Secretary and General Counsel
                                                                                  SUSAN M. PHILLIPS
INDEPENDENT ACCOUNTANTS                    DARMAN A. WING                         Dean, School of Business and
PricewaterhouseCoopers LLP                 Assistant Secretary and                Public Management, George
160 Federal Street                         Assistant General Counsel              Washington University; former
Boston, MA 02110                                                                  Member of the Board of Governors
                                           AMY L. SIMMONS                         of the Federal Reserve System and
                                           Assistant Secretary                    Chairman and Commissioner of
                                                                                  the Commodity Futures Trading
                                                                                  Commission

                                                                                  TOBY ROSENBLATT
                                                                                  President,
                                                                                  Founders Investments Ltd.
                                                                                  President,
                                                                                  The Glen Ellen Company

                                                                                  MICHAEL S. SCOTT MORTON
                                                                                  Jay W. Forrester Professor of
                                                                                  Management, Sloan School of
                                                                                  Management, Massachusetts
                                                                                  Institute of Technology

STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND             ------------
One Financial Center                                          Bulk Rate
Boston, MA 02111                                             U.S. Postage
                                                                 PAID
                                                              Canton, MA
                                                              Permit #313
                                                             ------------

STATE STREET RESEARCH

----------------------
    75 YEARS
----------------------

   LASTING VALUES
----------------------
   LEADING IDEAS

QUESTIONS? COMMENTS?

CALL us at 1-800-562-0032 or
 [hearing-impaired 1-800-676-7876]
 [Chinese and Spanish-speaking 1-888-638-3193]
WRITE us at:
     State Street Research
     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408
E-MAIL us at:
     info@ssrfunds.com
INTERNET site:
     www.ssrfunds.com

[logo] STATE STREET RESEARCH

This report is prepared for the general information of current shareholders.

This publication must be preceded or accompanied by a current State Street Research Strategic Income Plus Fund prospectus.

When used after March 31, 2000, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: (exp1200)SSR-LD                                   STP-504G-1299